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                          SALE AND SERVICING AGREEMENT


                                      among


                     FIDELITY EQUIPMENT LEASE TRUST 1999-1,
                                   as Issuer,


                   FIDELITY EQUIPMENT LEASE DEPOSITOR I, LLC,
                               as Trust Depositor,


                             FIDELITY LEASING, INC.,
                           as Seller and as Servicer,


                         HARRIS TRUST AND SAVINGS BANK,
                 as Back-Up Servicer and as Collateral Custodian


                                       and


                         HARRIS TRUST AND SAVINGS BANK,
                              as Indenture Trustee


                            Dated as of June 2, 1999


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


                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

                                                                                                               Page
                                                                                                               ----

Section 1.01       Definitions....................................................................................2
Section 1.02       Usage of Terms................................................................................32
Section 1.03       Section References............................................................................32
Section 1.04       Calculations..................................................................................32
Section 1.05       Accounting Terms..............................................................................32


                                                       ARTICLE II

                                   ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACT ASSETS

Section 2.01       Creation and Funding of Trust; Transfer of Contract Assets....................................32
Section 2.02       Conditions to Transfer of Trust Assets to Trust...............................................34
Section 2.03       Acceptance by Owner Trustee...................................................................36
Section 2.04       Conveyance of Subsequent Contracts............................................................36
Section 2.05       Release of Excluded Amounts...................................................................39
Section 2.06       Delivery of Instruments.......................................................................39


                                                       ARTICLE III

                                             REPRESENTATIONS AND WARRANTIES

Section 3.01       Representations and Warranties Regarding the Seller...........................................40
Section 3.02       Representations and Warranties Regarding Each Contract and as to Certain Contracts in
                      the Aggregate..............................................................................42
Section 3.03       Representations and Warranties Regarding the Initial Contracts in the Aggregate...............42
Section 3.04       Representations and Warranties Regarding the Contract Files...................................42
Section 3.05       Representations and Warranties Regarding Concentrations of Initial Contracts..................43
Section 3.06       Representations and Warranties Regarding the Trust Depositor..................................43
Section 3.07       Representations and Warranties Regarding the Servicer.........................................45
Section 3.08       Representations and Warranties of Back-Up Servicer and Collateral Custodian...................46



                                                       ARTICLE IV

                               PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS
Section 4.01       Custody of Contracts..........................................................................47
Section 4.02       Filing........................................................................................48
Section 4.03       Name Change or Relocation.....................................................................49
Section 4.04       Sale Treatment................................................................................49
Section 4.05       Separateness from Trust Depositor.............................................................49
Section 4.06       Covenants of the Collateral Custodian.........................................................49
Section 4.07       Duties of Collateral Custodian................................................................50
Section 4.08       Access to Certain Documentation and Information Regarding the Contracts.......................52
Section 4.09       Release of Collateral.........................................................................52


                                                        ARTICLE V

                                                 SERVICING OF CONTRACTS

Section 5.01       Appointment and Acceptance; Responsibility for Contract Administration........................53
Section 5.02       General Duties................................................................................53
Section 5.03       Consent to Assignment or Replacement..........................................................54
Section 5.04       Disposition Upon Termination of Contract......................................................54
Section 5.05       Subservicers..................................................................................54
Section 5.06       Further Assurance.............................................................................54
Section 5.07       Notice to Obligors............................................................................54
Section 5.08       Collection Efforts; Modification of Contracts.................................................55
Section 5.09       Prepaid Contract..............................................................................55
Section 5.10       Acceleration..................................................................................56
Section 5.11       Taxes and Other Amounts.......................................................................56
Section 5.12       Lockboxes, Etc................................................................................56
Section 5.13       Remittances...................................................................................56
Section 5.14       Servicer Advances.............................................................................56
Section 5.15       Realization Upon Defaulted Contract...........................................................57
Section 5.16       Maintenance of Insurance Policies.............................................................57
Section 5.17       Other Servicer Covenants......................................................................57
Section 5.18       Servicing Compensation........................................................................59
Section 5.19       Payment of Certain Costs and Expenses by Servicer.............................................59
Section 5.20       Records.......................................................................................60
Section 5.21       Inspection....................................................................................60
Section 5.22       Trustees to Cooperate in Releases.............................................................60
Section 5.23       Servicer Not to Resign........................................................................61
Section 5.24       Merger or Consolidation of Servicer...........................................................61
Section 5.25       Indemnification...............................................................................61
Section 5.26       Back-Up Servicer..............................................................................62
Section 5.27       Back-Up Servicer Indemnification..............................................................64
Section 5.28       Back-Up Servicer Covenants....................................................................64

                                                       ARTICLE VI

                                            COVENANTS OF THE TRUST DEPOSITOR
Section 6.01       Corporate Existence...........................................................................64
Section 6.02       Contracts Not to be Evidenced by Promissory Notes.............................................65
Section 6.03       Security Interests............................................................................65
Section 6.04       Delivery of Collections.......................................................................65
Section 6.05       Regulatory Filings............................................................................65
Section 6.06       Compliance with Law...........................................................................65
Section 6.07       Activities....................................................................................65
Section 6.08       Indebtedness..................................................................................65
Section 6.09       Guarantees....................................................................................66
Section 6.10       Investments...................................................................................66
Section 6.11       Merger; Sales.................................................................................66
Section 6.12       Distributions.................................................................................66
Section 6.13       Other Agreements..............................................................................66
Section 6.14       Separate Corporate Existence..................................................................66
Section 6.15       Location; Records.............................................................................67
Section 6.16       Liability of Trust Depositor; Indemnities.....................................................67
Section 6.17       Bankruptcy Limitations........................................................................68
Section 6.18       Limitation on Liability of Trust Depositor and Others.........................................69
Section 6.19       Chief Executive Office........................................................................69


                                                       ARTICLE VII

                                        ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS

Section 7.01       Trust Accounts; Collections...................................................................69
Section 7.02       Reserve Fund..................................................................................70
Section 7.03       Trust Account Procedures......................................................................70
Section 7.04       Securityholder Distributions..................................................................71
Section 7.05       Allocations and Distributions.................................................................71
Section 7.06       Pre-Funding Account...........................................................................78
Section 7.07       Capitalized Interest Account..................................................................78


                                                      ARTICLE VIII

                                           SERVICER DEFAULT; SERVICER TRANSFER

Section 8.01       Servicer Default..............................................................................79
Section 8.02       Servicer Transfer.............................................................................80
Section 8.03       Appointment of Successor Servicer; Reconveyance; Successor Servicer to Act....................80
Section 8.04       Notification to Securityholders...............................................................82
Section 8.05       Effect of Transfer............................................................................83
Section 8.06       Database File.................................................................................83
Section 8.07       Successor Servicer Indemnification............................................................83
Section 8.08       Responsibilities of the Successor Servicer....................................................83
Section 8.09       Rating Agency Condition For Servicer Transfer.................................................84


                                                       ARTICLE IX

                                                         REPORTS
Section 9.01       Monthly Reports...............................................................................84
Section 9.02       Officer's Certificate.........................................................................84
Section 9.03       Other Data....................................................................................84
Section 9.04       Annual Report of Accountants..................................................................84
Section 9.05       Annual Statement of Compliance from Servicer..................................................85
Section 9.06       Annual Summary Statement......................................................................85


                                                        ARTICLE X

                                                       TERMINATION

Section 10.01      Sale of Trust Assets..........................................................................86


                                                       ARTICLE XI

                                   REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

Section 11.01      Repurchases of, or Substitution For, Contracts for Breach of Representations and
                      Warranties.................................................................................86
Section 11.02      Reassignment of Repurchased or Substituted Contracts..........................................87
Section 11.03      Servicer's Repurchase Option..................................................................87
Section 11.04      Conveyance of Additional Contracts............................................................87
Section 11.05      Seller's Covenant to Deliver Additional Contracts.............................................88
Section 11.06      Mandatory Redemption..........................................................................88


                                                       ARTICLE XII

                                                   SELLER INDEMNITIES

Section 12.01      Seller's Indemnification......................................................................88
Section 12.02      Liabilities to Obligors.......................................................................89
Section 12.03      Tax Indemnification...........................................................................89
Section 12.04      Adjustments...................................................................................89
Section 12.05      Operation of Indemnities......................................................................90
Section 12.06      Additional Covenants of the Seller............................................................90


                                                      ARTICLE XIII

                                                      MISCELLANEOUS

Section 13.01      Amendment.....................................................................................93
Section 13.02      Protection of Title to Trust..................................................................94
Section 13.03      Governing Law.................................................................................95
Section 13.04      Notices.......................................................................................95
Section 13.05      Severability of Provisions....................................................................97
Section 13.06      Third Party Beneficiaries.....................................................................97
Section 13.07      Counterparts..................................................................................97
Section 13.08      Headings......................................................................................97
Section 13.09      No Bankruptcy Petition; Disclaimer............................................................97
Section 13.10      Jurisdiction..................................................................................98
Section 13.11      Tax Characterization..........................................................................99
Section 13.12      Prohibited Transactions with Respect to the Trust.............................................99
Section 13.13      Merger or Consolidation of the Seller.........................................................99
Section 13.14      Assignment or Delegation by the Seller........................................................99




EXHIBITS
--------

Exhibit A         Form of Assignment
Exhibit B         Form of Closing Certificate of the Trust Depositor
Exhibit C         Form of Closing Certificate of the Seller and the Servicer
Exhibit D         Form of Opinion of Counsel for the Trust Depositor and the Seller Regarding General Corporate
                  Matters (including Perfection Opinion)
Exhibit E         Form of Opinion of Counsel for the Trust Depositor, the Servicer and the Seller Regarding Non-Consolidation
                  and the "True Sale" Nature of the Transaction
Exhibit F         Location of Contract Files
Exhibit G         Form of Certificate Regarding Repurchased Contracts
Exhibit H         List of Contracts
Exhibit I         Form of Monthly Report to Noteholders and Certificateholder
Exhibit J         Lockbox Bank and Lockbox Account
Exhibit K         Form of Subsequent Transfer Agreement
Exhibit L         Form of Subsequent Purchase Agreement


                  This SALES AND SERVICING AGREEMENT, dated as of June 2, 1999, is among Fidelity Equipment Lease Trust 1999-1 (together with its successors and assigns, the "Trust"), Fidelity Equipment Lease Depositor I, LLC, (together with its successors and assigns, the "Trust Depositor"), Harris Trust and Savings Bank (solely in its capacity as Indenture Trustee, together with its successors and assigns, the "Indenture Trustee"), Fidelity Leasing, Inc. (together with its successors and assigns, "Fidelity", in its capacity as Servicer, together with its successor and assigns, the "Servicer", and in its capacity as Seller, together with its successor and assigns, the "Seller") and Harris Trust and Savings Bank (in its capacity as Back-Up Servicer, together with its successors and assigns, the "Back-Up Servicer", and in its capacity as Collateral Custodian, together with its successors and assigns, the "Collateral Custodian").

                               W I T N E S S E T H

                  WHEREAS pursuant to the Transfer and Sale Agreement (as defined herein), the Seller will sell, convey and assign a designated pool of Contracts (as defined herein) together with certain related security therefor and other related rights and property as further described herein, which Contracts were originated by JLA Credit Corporation ("JLA") or a Source, or acquired by purchase and assignment from the owner thereof; and

                  WHEREAS, the Trust Depositor desires to fund the Trust by selling, conveying and assigning a designated pool of Contracts together with certain related security therefor and other related rights and property as further described herein;

                  WHEREAS, the Trust Depositor acquired the Initial Contracts from the Seller pursuant to the Transfer and Sale Agreement and may acquire from time to time thereafter certain Subsequent Contracts from the Seller (such Initial Contracts and Subsequent Contracts, together with certain related property as more fully described herein, being the Contract Assets as defined herein);

                  WHEREAS, it was a condition to the Trust Depositor's acquisition of the Initial Contracts from the Seller that the Seller make certain representations and warranties regarding the Contract Assets for the benefit of the Trust Depositor and the Trustees as well as the Trust;

                  WHEREAS, on the Closing Date the Trust Depositor will fund the Trust by selling, conveying and assigning all its right, title and interest in such Contract Assets and certain other assets to the Trust;

                  WHEREAS, the Trust is willing to purchase and accept assignment of the Trust Assets from the Trust Depositor pursuant to the terms hereof; and

                  WHEREAS, the Servicer is willing to service the Contracts for the benefit and account of the Trust pursuant to the terms hereof.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Accountant's Report" has the meaning assigned such term in
Section 9.04.

                  "Accrual Period" means, with respect to a Distribution Date, the period from and including the immediately preceding Distribution Date to but excluding the following Distribution Date, provided, that the initial Accrual Period following the Closing Date shall be the period from and including the Closing Date to but excluding the first Distribution Date following the Closing Date.

                  "ADCB" with respect to the Contracts means the sum of the Discounted Contract Balances of each Contract included in the group of Contracts for which an ADCB determination is being made (excluding Defaulted Contracts, Prepaid Contracts, Expired Contracts, Contracts repurchased or substituted for by the Seller and Warranty Contracts).

                  "Addition Notice" means, with respect to any transfer of Additional Contracts to the Trust pursuant to Section 2.04 (and the Trust Depositor's corresponding prior purchase of such Contracts from the Seller), a notice, which shall be given at least 5 days prior to the related Subsequent Transfer Date, identifying the Additional Contracts to be transferred and the ADCB of such Additional Contracts, with such notice to be signed both by the Trust Depositor and the Seller.

                  "Additional Contract" means additional Contracts which the Seller will convey to the Trust Depositor (and the Trust Depositor will concurrently convey to the Trust) from time to time during the Pre-Funding Period having an aggregate value approximately equal to the Original Pre-Funded Amount.

                  "Additional Contract Qualification Conditions" means, with respect to any Additional Contract being transferred to the Trust pursuant to
Section 2.04, the accuracy of each of the following statements as of the related Cutoff Date for such Contract:

                  (a) the Pre-Funding Period shall not have ended;

                  (b) such Additional Contract was not selected in a manner that the Seller reasonably believes is adverse to the interests of the Noteholders;

                  (c) all actions or additional actions (if any) necessary to perfect the security interest and assignment of such Additional Contract to the Trust Depositor, the Trust and the Indenture Trustee shall have been taken as of or prior to the Subsequent Transfer Date;

                  (d) the final date for the last Scheduled Payment due under such Additional Contract is not later than July 2007 (except to the extent the final payment on such Contract is due after July 2007, only Scheduled Payments due on or prior to such date may be included in the Discount Contract Balance of such Contract for the purpose of making any calculation under this Agreement or the Indenture);

                  (e) the sum of the Discounted Contract Balances of Additional Contracts relating to Obligors located within the same zip code area of the State of California will not exceed 5% of the ADCB;

                  (f) the weighted average life of the Contract Pool (after giving effect to the conveyance of Additional Contracts) does not exceed 1.9 years;

                  (g) the sum of the Discounted Contract Balances of Contracts in the Contract Pool that are not monthly-pay contracts does not exceed 2.5% of the ADCB (after giving effect to the conveyance of Additional Contracts);

                  (h) the sum of the Discounted Contract Balances of Additional Contracts having a remaining term to maturity of greater than 84 months and less than or equal to 96 months does not exceed 5% of the ADCB (after giving effect to the conveyance of Additional Contracts); and

                  (i) the sum of the Discounted Contract Balances of Contracts in the Contract Pool that are conditional sales contracts does not exceed 8.0% of the ADCB (after giving effect to the conveyance of Additional Contracts).

                  "Additional Principal" means, with respect to each Distribution Date, zero if each of the Class Target Investor Principal Amounts for Classes B, C and D exceed their respective Class Floors on such Distribution Date. If any of these conditions is not met, the "Additional Principal" with respect to each Distribution Date equals the greater of (i) zero and (ii) the excess, if any, of (a) the Monthly Principal Amount, over (b) the sum of the Class A Principal Payment, the Class B Principal Payment, the Class C Principal Payment and the Class D Principal Payment to be paid on such Distribution Date.

                  "Adjusted Contract" means a Contract which has been the subject of a material modification or adjustment which is not permitted under this Agreement.

                  "Administration Agreement" means the Administration Agreement, dated as of the date hereof, among the Trust Depositor, the Trust, the Indenture Trustee and the Administrator.

                  "Administrative Fee" means, with respect to any Collection Period, the sum of the fees owed the Back-Up Servicer, the Indenture Trustee, the Owner Trustee and Collateral Custodian, payable on the related Distribution Date (or annually, in the case of the Collateral Custodian and the Owner Trustee) from Available Funds, which sum is equal to the product of (a) 1/12,
(b) the Administrative Fee Rate and (c) the ADCB of the Contract Pool (not including amounts in the Pre-Funding Account during the Pre-Funding Period) as of the second preceding Calculation Date.

                  "Administrative Fee Rate" means 0.03%.

                  "Affiliate" of any specified Person means any other person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

                  "Aggregate Collateral Value" means the sum of (a) the ADCB and
(b)(i) the Pre-Funded Amount divided by (ii) 97.75%. For purposes of this calculation, on the last day of the Pre-Funding Period, the Pre-Funded Amount shall be deemed to equal zero.

                  "Agreement" means this Sale and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "Aggregate Principal Amount" means, with respect to any group of Notes or the Certificate, at any date of determination, the sum of the Principal Amounts of such Notes or the Certificate on such date of determination.

                  "Assignment" means each Assignment, substantially in the form of Exhibit A, relating to an assignment, transfer and conveyance of Contracts and related property by the Trust Depositor to the Trust.

                  "Available Funds" means, with respect to any Distribution Date, the sum of (i) all amounts on deposit in the Collection Account (including investment earnings) as of the immediately preceding Determination Date on account of Scheduled Payments, but excluding the Excluded Amounts, as well as any Prepayments received on or before the last day of the Collection Period immediately preceding such Distribution Date, (ii) Servicer Advances, (iii) Defaulted Contract Recoveries to the extent the Servicer has not substituted a Substitute Contract for or repurchased such Defaulted Contract, (iv) proceeds from a Prepaid Contract, (v) proceeds from repurchases of a Warranty Contract by the Trust Depositor, (vi) proceeds from the investment of funds in the Collection Account, (vii) on each Distribution Date on or prior to the Distribution Date in August, 1999, the amount on deposit in the Capitalized Interest Account (up to the Capitalized Interest Requirement), if any, and
(viii) on the Distribution Date immediately following the termination of the Pre-Funding Period, the amount on deposit in the Pre-Funding Account at such time.

                  "Back-Up Servicer" means Harris Trust and Savings Bank, as the back-up servicer, or any successor thereto.

                  "Business Day" means any day which is neither a Saturday or Sunday, nor another day on which banking institutions in the city of New York City, Philadelphia, Pennsylvania, Charlotte, North Carolina, and Chicago, Illinois are authorized or obligated by law, executive order, or governmental decree to be closed.

                  "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del Code 3801 et seq., as the same may be amended from time to time.

                  "Calculation Date" means, with respect to any Distribution Date, the last day of the immediately preceding calendar month.

                  "Capitalized Interest Account" means the Trust Account so designated established pursuant to Section 7.01.

                  "Capitalized Interest Required Reserve Amount" means, with respect to any Distribution Date, an amount equal to the product of (i) the Discount Rate less the sum of (a) the Servicing Fee Rate and (b) 2.5%, (ii) the amount remaining in the Pre-Funding Account as of such Distribution Date and
(iii) a fraction, the numerator of which is the number of days remaining until the Distribution Date immediately following the termination of the Pre-Funding Period and the denominator of which is 360.

                  "Capitalized Interest Requirement" means an amount equal to one month's interest on the amount on deposit in the Pre-Funding Account, calculated on the weighted average of the interest rates on the Notes.

                  "Casualty Loss" means, with respect to any Financed Item, the loss, theft, damage beyond repair or governmental condemnation or seizure of such Financed Item.

                  "Certificate" means the $3,656,176 aggregate initial principal amount Fidelity Equipment Lease Trust 1999-1 Certificate, representing a beneficial equity interest in the Trust and issued pursuant to the Trust Agreement.

                  "Certificate Distribution Account" has the meaning specified in the Trust Agreement.

                  "Certificate Register" has the meaning specified in the Trust Agreement.

                  "Certificateholder" means the holder of the Certificate.

                  "Class" means any of the group of Notes or the Certificate identified herein, as applicable, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes or the Certificate.

                  "Class A Notes" means the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes.

                  "Class A Percentage" means 78.4450%, which is the ratio of (a) the sum of the Initial Note Principal Balance of the Class A-2, A-3 and A-4 Notes to (b) the initial Aggregate Collateral Value minus the Initial Note Principal Balance of the Class A-1 Notes.

                  "Class A Principal Payment Amount" means , with respect to a Distribution Date, (a) while the Class A-1 Notes are outstanding, (i) on all Distribution Dates prior to the Class A-1 Maturity Date, the lesser of (1) the amount necessary to reduce the outstanding Principal Amount on the Class A-1 Notes to zero and (2) the Monthly Principal Amount, and (ii) on the Class A-1 Maturity Date, the entire outstanding Principal Amount on the Class A-1 Notes and (b) after the Class A-1 Notes have been paid in full, the amount necessary to reduce the aggregate outstanding Principal Amount on the Class A Notes to the Class A Target Investor Principal Amount. With respect to the Distribution Date immediately following the termination of the Pre-Funding Period, the Class A Principal Payment Amount shall also include the amount, if any, on deposit in the Pre-Funding Account (in addition to the applicable amount determined pursuant to the preceding sentence).

                  "Class A Target Investor Principal Amount" means, with respect to each Distribution Date, an amount equal to the product of (a) the Class A Percentage and (b) the Aggregate Collateral Value as of the last day of the related Collection Period.

                  "Class A-1 Interest Rate" means 5.155% per annum.

                  "Class A-1 Maturity Date" means June 15, 2000.

                  "Class A-1 Noteholders" means the holders of record of the Class A-1 Notes.

                  "Class A-1 Notes" means the $56,955,084 aggregate principal amount of Fidelity Equipment Lease Trust 1999-1, 5.155% Class A-1
Receivable-Backed Notes, Series 1999-1.

                  "Class A-2 Interest Rate" means 5.860% per annum.

                  "Class A-2 Maturity Date" means September 15, 2001.

                  "Class A-2 Noteholders" means the holders of record of the Class A-2 Notes.

                  "Class A-2 Notes" means the $27,949,428 aggregate principal amount of Fidelity Equipment Lease Trust 1999-1, 5.860% Class A-2
Receivable-Backed Notes, Series 1999-1.

                  "Class A-3 Interest Rate" means 6.090% per annum.

                  "Class A-3 Maturity Date" means July 15, 2002.

                  "Class A-3 Noteholders" means the holders of record of the Class A-3 Notes.

                  "Class A-3 Notes" means the $20,880,822 aggregate principal amount of Fidelity Equipment Lease Trust 1999-1, 6.090% Class A-3
Receivable-Backed Notes, Series 1999-1.

                  "Class A-4 Interest Rate" means 6.300% per annum.

                  "Class A-4 Maturity Date" means November 15, 2004.

                  "Class A-4 Noteholders" means the holders of record of the Class A-4 Notes.

                  "Class A-4 Notes" means the $33,961,804 aggregate principal amount of Fidelity Equipment Lease Trust 1999-1, 6.300% Class A-4
Receivable-Backed Notes, Series 1999-1.

                  "Class B Floor" means, with respect to each Distribution Date,
(a) 3.75% of the initial Aggregate Collateral Value plus (b) the Cumulative Loss Amount with respect to such Distribution Date, minus (c) the sum of the outstanding Principal Amount of the Class C Notes, the outstanding Principal Amount of the Class D Notes, the amount on deposit in the Reserve Fund and the Overcollateralization Balance as of the immediately preceding Distribution Date after giving effect to all principal payments made on that day.

                  "Class B Interest Rate" means 6.590% per annum.

                  "Class B Maturity Date" means February 15, 2006.

                  "Class B Noteholders" means the holders of record of the Class B Notes.

                  "Class B Notes" means the $9,749,800 aggregate principal amount of Fidelity Equipment Lease Trust 1999-1, 6.590% Class B
Receivable-Backed Notes, Series 1999-1.

                  "Class B Percentage" means 9.2379% which is the ratio of (a) the Initial Note Principal Balance of the Class B Notes to (b) the initial Aggregate Collateral Value minus the Initial Note Principal Balance of the Class A-1 Notes.

                  "Class B Principal Payment Amount" means (a) while the Class A-1 Notes are outstanding, zero and (b) after the outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the outstanding Principal Amount of the Class B Notes to the greater of the Class B Target Investor Principal Amount and the Class B Floor.

                  "Class B Target Investor Principal Amount" means, with respect to each Distribution Date, an amount equal to the product of (a) the Class B Percentage and (b) the Aggregate Collateral Value as of the last day of the related Collection Period.

                  "Class C Floor" means, with respect to each Distribution Date,
(a) 2.25% of the initial Aggregate Collateral Value plus (b) the Cumulative Loss Amount with respect to such Distribution Date, minus (c) the sum of the outstanding Principal Amount of the Class D Notes, the amount on deposit in the Reserve Fund and the Overcollateralization Balance as of the immediately preceding Distribution Date after giving effect to all principal payments made on that day; provided, however, that if the outstanding Principal Amount of the Class B Notes is less than or equal to the Class B Floor on such Distribution Date, the Class C Floor will equal the outstanding Principal Amount of the Class C Notes utilized in the calculation of the Class B Floor for such Distribution Date.

                  "Class C Interest Rate" means 7.860% per annum.

                  "Class C Maturity Date" means August 15, 2006.

                  "Class C Noteholders" means the holders of record of the Class C Notes.

                  "Class C Notes" means the $4,874,900 aggregate principal amount of Fidelity Equipment Lease Trust 1999-1, 7.860% Class C
Receivable-Backed Notes, Series 1999-1.

                  "Class C Percentage" means 4.6189%, which is the ratio of (a) the Initial Note Principal Balance of the Class C Notes to (b) the initial Aggregate Collateral Value minus the Initial Note Principal Balance of the Class A-1 Notes.

                  "Class C Principal Payment Amount" means (a) while the Class A-1 Notes are outstanding, zero and (b) after the outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the outstanding Principal Amount of the Class C Notes to the greater of the Class C Target Investor Principal Amount and the Class C Floor.

                  "Class C Target Investor Principal Amount" means, with respect to each Distribution Date, an amount equal to the product of (a) the Class C Percentage and (b) the Aggregate Collateral Value as of the last day of the related Collection Period.

                  "Class D Floor" means, with respect to each Distribution Date,
(a) 1.50% of the initial Aggregate Collateral Value plus (b) the Cumulative Loss Amount with respect to such Distribution Date, minus (c) the sum of the amount on deposit in the Reserve Fund and the Overcollateralization Balance as of the immediately preceding Distribution Date after giving effect to all principal payments made on that day; provided, however, that if the outstanding Principal Amount of the Class C Notes is less than or equal to the Class C Floor on such Distribution Date, the Class D Floor will equal the outstanding Principal Amount of the Class D Notes utilized in the calculation of the Class C Floor for such Distribution Date.

                  "Class D Interest Rate" means 6.180% per annum.

                  "Class D Maturity Date" means April 15, 2008.

                  "Class D Notes" means the $4,468,658 aggregate principal amount of Fidelity Equipment Lease Trust 1999-1, 6.180%% Class D
Receivable-Backed Notes, Series 1999-1.

                  "Class D Percentage" means 4.2340%, which is the ratio of (a) the Initial Note Principal Balance of the Class D Notes to (b) the initial Aggregate Collateral Value minus the Initial Note Principal Balance of the Class A-1 Notes.

                  "Class D Principal Payment Amount" means (a) while the Class A-1 Notes are outstanding, zero and (b) after the outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the outstanding Principal Amount of the Class D Notes to the greater of the Class D Target Investor Principal Amount and the Class D Floor.

                  "Class D Target Investor Principal Amount" means, with respect to each Distribution Date, an amount equal to the product of (a) the Class D Percentage and (b) the Aggregate Collateral Value as of the last day of the related Collection Period.

                  "Class Target Investor Principal Amount" means any of the Class A Target Investor Principal Amount, the Class B Target Investor Principal Amount, the Class C Target Investor Amount or the Class D Target Investor Principal Amount.

                  "Closing Date" means June 2, 1999.

                  "Collateral" has the meaning given such term in the "granting clause" of the Indenture.

                  "Collateral Custodian" means Harris Trust and Savings Bank, as collateral custodian.

                  "Collection Account" means the Trust Account so designated established pursuant to Section 7.01.

                  "Collection Period" means a period from and including the first day of a calendar month to and including the last day of such calendar month, provided that the first Collection Period shall be the period from and including the Initial Cutoff Date to and including the last day of the calendar month immediately preceding the calendar month in which the Closing Date occurs.

                  "Collections" means all payments received on or with respect to the Contracts in the Contract Pool or the related Financed Items, including, without limitation, Scheduled Payments, Prepayments, Defaulted Contract Recoveries, Late Charges and Expired Contract Proceeds, all as related to amounts attributable to the Contracts in the Contract Pool or the related Financed Items (including any such amounts derived from Source recourse provisions), but excluding any Excluded Amounts.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Computer Disk" means the computer disk which provides information relating to the Contracts and which was used by the Seller in selecting the Contracts conveyed to the Trust Depositor pursuant to Section 2.01 of the Transfer and Sale Agreement (and any Subsequent Purchase Agreement conveyed to the Trust Depositor pursuant to Section 2.04 of this Agreement), and includes the master file and the history file as well as servicing information with respect to the Contracts.

                  "Contract" means any finance lease, operating lease or other similar type of financing agreement evidencing the indebtedness of the related Obligor conveyed to the Trust, including as applicable, schedules, supplements and amendments thereto and which are identified on the List of Contracts delivered to the Collateral Custodian on the Closing Date, or, with respect to Subsequent Contracts, on the Subsequent List of Contracts delivered on the related Subsequent Transfer Date.

                  "Contract Assets" has the meaning assigned in Section 2.01 (and Section 2.04, as applicable in the case of Subsequent Contracts).

                  "Contract File" means, with respect to each Contract, the fully executed original counterpart (for UCC purposes) of the contract, the original certificate of title or other title document with respect to the related Financed Items (if applicable) and all other documents originally delivered to the Seller or held by the Collateral Custodian with respect to any Contract.

                  "Contract Pool" as of any date means the Initial Contracts and the Subsequent Contracts (if any), other than any such Contracts which (i) have been reconveyed by the Trust to the Trust Depositor, and concurrently by the Trust Depositor to the Seller, pursuant to Section 11.02 hereof, or (ii) have been paid (or prepaid) in full.

                  "Corporate Trust Office" means, with respect to the Indenture Trustee or Owner Trustee, as applicable, the office of the Indenture Trustee or Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which offices at the date of the execution of this Agreement are located at the addresses set forth in Section 13.04.

                  "CPR" means a constant payment rate which represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of the Contracts in the Contract Pool for the life of such Contracts.

                  "Cumulative Loss Amount" means, with respect to each Distribution Date, an amount equal to the excess, if any, of (a) the total of
(i) the outstanding Principal Amount of the Notes as of the immediately preceding Distribution Date after giving effect to all principal payments made on that day, plus (ii) the Overcollateralization Balance as of the immediately preceding Distribution Date, minus (iii) the lesser of (a) the Monthly Principal Amount and (B) Available Funds remaining after the payment of amounts owing the Servicer and in respect of interest on the Notes on such Distribution Date, over
(b) the Aggregate Collateral Value as of the last day of the related Collection Period.

                  "Cutoff Date" means either or both (as the context may require) the Initial Cutoff Date and any Subsequent Cutoff Date, as applicable to the Contract or Contracts in question.

                  "Date of Processing" means, with respect to any transaction or Collection, the date on which such transaction or Collection is first recorded (and, in the case of a transaction or Collection related to a particular Contract, identified as to such particular Contract) on the Seller's or the Servicer's computer master file of Contracts (without regard to the effective date of such recordation).

                  "DCR" means Duff & Phelps Credit Rating Co.

                  "Defaulted Contract" means a Contract in the Contract Pool with respect to which the earlier of (i) and (ii) has occurred: (i) any Scheduled Payment under the Contract is more than 180 days delinquent, or (ii) the Servicer has determined in its sole discretion, in accordance with its usual and customary practices, that such Contract is not collectible and should be charged-off.

                  "Defaulted Contract Recoveries" means all proceeds of the sale of Financed Items related to Defaulted Contracts and any amounts collected as judgments against an Obligor or others related to the failure of such Obligor to pay any required amounts under the related Contract or to return the Financed Items (including insurance proceeds), in each case as reduced by (i) any unreimbursed Servicer Advances with respect to such Contract or such Financed Items, (ii) any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Contract or other Liquidation Expenses, and (iii) any Excluded Amounts.

                  "Determination Date" means, with respect to any Distribution Date, the second Business Day prior to such Distribution Date.

                  "Discount Rate" means, at any date of determination, 6.708%. The Discount Rate is equal to the sum of (i) the weighted average of the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class B Interest Rate, Class C Interest Rate and Class D Interest Rate, weighted by (x) the Initial Class A-1 Note Principal Balance, Initial Class A-2 Note Principal Balance, Initial Class A-3 Note Principal Balance, Initial Class A-4 Note Principal Balance, Initial Class B Note Principal Balance, Initial Class C Note Principal Balance and Initial Class D Note Principal Balance, as applicable, and (y) the expected weighted average life of each Class of Notes, as applicable, assuming a CPR of 5.0%, (ii) the Servicing Fee Rate and (iii) the Administrative Fee Rate.

                  "Discounted Contract Balance" means, with respect to any Contract, (A) as of the related Cutoff Date, the present value of all the remaining Scheduled Payments becoming due under such Contract on or after the applicable Cutoff Date discounted monthly at the Discount Rate, and (B) as of any other date of determination, the sum of (i) the present value of all the remaining Scheduled Payments becoming due under such Contract after such date of determination discounted monthly at the Discount Rate, and (ii) the aggregate amount of all Scheduled Payments due and payable under such Contract after the applicable Cutoff Date and on or prior to such date of determination that have not been received by the Servicer.

                  The Discounted Contract Balance for each Contract shall be calculated assuming:

                  (i) All Scheduled Payments due in any Collection Period are due on the last day of the Collection Period and Scheduled Payments are discounted to the last day of the Collection Period prior to the Determination Date;

                  (ii) Scheduled Payments are discounted on a monthly basis using a 30 day month and a 360 day year; and

                  (iii) All Security Deposits, if any, issued in support of a Contract are applied to reduce Scheduled Payments in inverse order of the due date thereof and Scheduled Payments reduced by the application of a Security Deposit thereto are not included in the Discounted Contract Balance.

                  The Discounted Contract Balance of any Defaulted Contract will be zero.

                  "Distribution Date" shall mean the fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the next succeeding Business Day, with the first such Distribution Date hereunder being June 15, 1999.

                  "Dollar" and "$" means lawful currency of the United States of America.

                  "Eligible Contract" means at any date of determination, each Contract with respect to which each of the following is true (to the extent applicable to such type of Contract):

                  (a) the information concerning such Contract contained in the List of Contracts is true and correct in all material respects;

                  (b) the computer tape from which the selection of Contracts was made, was made available to the Placement Agent by the Seller prior to the Closing Date with respect to an Initial Contract or the Subsequent Transfer Date with respect to a Subsequent Contract and was complete and accurate as of its date and includes a description of the same Contracts that are described in the List of Contracts;

                  (c) immediately prior to the transfer of the Contract to the Trust Depositor and any related Financed Item (or security interest therein), the Contract was owned by the Seller free and clear of any adverse claim;

                  (d) no Scheduled Payment related to the Contract, as of the respective Cutoff Date, is (A) more than 61 days delinquent, (B) a payment as to which the related Financed Item has been or is in the process of being repossessed, (C) a payment as to which the related Financed Item has been charged-off in accordance with the credit and collection policies of the Servicer, or (D) a payment due on other than a monthly basis; provided however, up to 2.5% of the Contracts (by ADCB) may have payments due less frequently than on a monthly basis;

                  (e) the Contract is not a Defaulted Contract

                  (f) no provision of the Contract has been waived, altered, modified or extended in any respect except as allowed under the credit and collection policy of the Servicer and no payment terms of the Contract have been rewritten or extended;

                  (g) the Contract is a valid and binding payment obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by applicable Insolvency Laws and the availability of equitable remedies);

                  (h) except to the extent conditional sales contracts provide for the possibility of a prepayment less than the Prepayment Amount, the Contract contains a "hell or high water" provision in favor of JLA pursuant to which the Obligor's obligation to make payments scheduled under such Contract are unconditional, irrevocable and not subject to rights of rescission, setoff, counterclaim or defense and no such rights have been asserted or threatened with respect to the Contract;

                  (i) the Contract, at the time it is transferred to the Trust Depositor does not violate the laws of the United States or any state, including without limitation, usury, truth-in-lending and equal credit opportunities laws applicable to such Contract, in any manner which would create liability for the Trust Depositor, the Trust or the Indenture Trustee or which would materially and adversely affect the enforceability or collectibility of such Contract;

                  (j) as of the Closing Date, with respect to an Initial Contract, or the Subsequent Transfer Date, with respect to a Subsequent Contract, the Contract and any related Financed Item have not been sold, transferred, assigned or pledged by the Seller to any other Person and, (A) with respect to a Contract that is a "true lease," any Equipment related to such true lease is owned by the Trust Depositor free and clear of any liens of any third parties (except for any Permitted Liens), and (B) with respect to any other Contract that is not a "true lease," such Contract is secured by a fully perfected lien of the first priority on the related Equipment (except with respect to Equipment having an original cost less than $25,000 and except with respect to Equipment located outside of the United States (but only to the extent the Contracts relating to Equipment so located do not exceed 1% of the
ADCB));

                  (k) the Contract constitutes chattel paper, an account, an instrument or a general intangible as defined under the UCC and if the Contract constitutes "chattel paper" for purposes of the UCC, there is not more than one "secured party's original" counterpart of the Contract;

                  (l) all filings necessary to evidence the conveyance or transfer to the Trust Depositor of the Contract and all right, title and interest in the related Equipment (except with respect to Equipment having an original cost less than $25,000 and except with respect to Equipment located outside of the United States (but only to the extent the Contracts relating to Equipment so located do not exceed 1% of the ADCB)) have been made in all appropriate jurisdictions;

                  (m) the Obligor is not the subject of bankruptcy or other insolvency proceedings;


                  (n) the Obligor's billing address is in the United States, the Contract is a U.S. dollar-denominated obligation, and the Contract is secured by Collateral physically located within the United States, provided, however, that up to 1.0% (by ADCB) may have related Financed Items physically located outside of the United States;

                  (o) the Contract does not require the prior written consent of an Obligor or contain any other restriction on the transfer or assignment of the Contract (other than a consent or waiver of such restriction that has been obtained prior to the Closing Date, with respect to an Initial Contract, or the Subsequent Transfer Date, with respect to a Subsequent Contract);

                  (p) the obligations of the related Obligor under the Contract are irrevocable, unconditional, non-cancelable, and due and payable on a fixed basis (without the right to set off for any reason and net of any maintenance or cost per copy charges);

                  (q) the Contract has a remaining term to maturity of not greater than 84 months, provided, however, that up to 5.0% (by ADCB) may have a remaining term to maturity of not greater than 96 months;

                  (r) the Contract was not selected in a manner that the Seller reasonably believes is adverse to the interests of the Noteholders;

                  (s) the Obligor under the Contract is required to maintain casualty insurance with respect to the related Equipment in accordance with the Servicer's normal requirements;

                  (t) the Contract is not a "consumer lease" as defined in
Section 2A-103(1)(e) of the UCC;

                  (u) the Contract is not subject to any guarantee by Fidelity in respect of the obligations of the Obligor thereunder nor has Fidelity established any specific credit reserve with respect to the related Obligor;

                  (v) the Contract provides that (A) Fidelity may accelerate all remaining Scheduled Payments if the Obligor is in default under any of its obligations under such Contract and (B) the Obligor thereof may not elect to utilize its security deposit to offset any remaining Scheduled Payment;

                  (w) the Obligor under the Contract is required to maintain the Equipment in good working order and bear all costs of operating the Equipment (including the payment of taxes and insurance relating thereto);

                  (x) no provision of such Contract (other than conditional sales contracts) provides for a Prepayment Amount less than the amount calculated in accordance with the definition of Prepayment Amount;

                  (y) the Contract has not been terminated as a result of a casualty loss to the related Equipment or for any other reason;

                  (z) the Discounted Contract Balance of such Contract, when aggregated with the Discounted Contract Balance of each other Contract having the same Obligor, does not exceed the concentration limits described in Section 3.05;

                  (aa) the Discounted Contract Balance of such Contract does not include the amount of any security deposit held by Fidelity;

                  (bb) such Contract provides that in the event of a casualty loss, the Obligor is required to pay an amount not less than the present value of all remaining Scheduled Payments discounted at the applicable Discount Rate plus any past due amounts as of the date of determination;

                  (cc) the Obligor thereunder has represented to JLA that such Obligor has accepted the related Financed Item and has had a reasonable opportunity to inspect and test such Financed Item and neither JLA nor the Seller has been notified of any defects therein;

                  (dd) all payments in respect of a Contract will be made free and clear of, and without deduction or withholding for or on account of, any taxes, unless such withholding or deduction is required by law;

                  (ee) the inclusion of the Contract in the Contract Pool does not cause the amount of Contracts therein having Obligors that are municipalities or government-related organizations to exceed 1% of the ADCB;

                  (ff) the Contract provides for periodic payments;

                  (gg) each party executing the Contract on behalf of JLA had the legal capacity and authority to execute such Contract and, to the Seller's knowledge, all other parties to such Contract had the legal capacity to execute such Contract;

                  (hh) the Contract does not provide for the substitution, addition or exchange of any Financed Item which would result in any reduction of payments due under such Contract;

                  (ii) as of the Cutoff Date, the Obligor will not have been released, in whole or in part, from any of its obligations in respect of the Contract; the Contract will not have been satisfied, canceled, extended or subordinated, in whole or in part, or rescinded, and the Financed Item covered by the Contract will not have been released from the Contract, in whole or in part, nor will any instrument have been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

                  (jj) the Seller has duly fulfilled all material obligations on its part to be fulfilled under or in connection with the Contract, including, without limitation, giving any notices or consents necessary to effect the contribution, assignment, transfer and conveyance of the Contract from the Seller to the Trust Depositor and has done nothing to materially impair the rights of the Indenture Trustee, the Trust Depositor or the Noteholders in the Contract or the proceeds with respect thereto;

                  (kk) no proceedings or, to Fidelity's knowledge, investigations, are pending, or have been threatened asserting the invalidity of the Contract, or seeking any determination or ruling that might adversely affect the validity or enforceability of the Contract;

                  (ll) any guarantees required by JLA's credit and collection policy relating to a Contract at the time of origination of the Contract remain in full force and effect;

                  (mm) the transfer, assignment and contribution to the Trust Depositor of the Contract and the Seller's right, title and interest in and to any Financed Item will not violate the terms or provisions of the Contract or any other agreement to which the Seller then is a party or by which it is bound;

                  (nn) after giving effect to each pledge, assignment and transfer contemplated by the Indenture, the Indenture Trustee on behalf of the Noteholders, as their interests may appear, will be the holder of a valid perfected first priority security interest in the Contracts and the related Equipment (except with respect to any Equipment having an original cost less than $25,000 and except with respect to Equipment located outside of the United States (but only to the extent the Contracts relating to Equipment so located do not exceed 1% of the ADCB));

                  (oo) the Contract has not been originated in, and will not otherwise be subject to, the laws of any jurisdiction whose laws would make the assignment and transfer thereof pursuant to the terms hereof or any transaction contemplated by the Transaction Documents unlawful;

                  (pp) to the Seller's knowledge, no Financed Item has been relocated from the jurisdiction set forth in the Contract or, if the Seller has knowledge of any such relocation, all UCC filings necessary to continue the first priority security interest in such Financed Item (except Software and with respect to Financed Items located outside of the United States) have been made;

                  (qq) the Contract was originated or acquired by JLA in the ordinary course of its business;

                  (rr) the origination and collection practices used by JLA with respect to the Contract have been legal in all respects except where the failure to do so would not result in a material adverse effect on the Contract;

                  (ss) as of the Cutoff Date, no Financed Item subject to the Contract has been repossessed;

                  (tt) no Financed Item subject to the Contract has been subleased to or from any person; and

                  (uu) the total amount of all Scheduled Payments attributable to incidental transportation, installation, upfront sales taxes and software are de minimis.

                  "Eligible Deposit Account" means either (a) a segregated account with a Qualified Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its short-term credit rating categories which signifies investment grade.

                  "Eligible Investments" with respect to any Distribution Date means negotiable instruments or securities or other investments maturing on or before such Distribution Date (a) which, except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (b) which, as of any date of determination, mature by their terms on or prior to the Distribution Date immediately following such date of determination, and (c) which evidence:

                  (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);


                  (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency;

                  (iii) commercial paper or other short term obligations, other than commercial paper or obligations issued by the Seller or the Placement Agent or any of their respective Affiliates, having, at the time of the Trust's investment or contractual commitment to invest therein, a rating in Highest Required Investment Category granted by each Rating Agency;

                  (iv) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC; (v) notes that are payable on demand or bankers' acceptances issued by any depository institution or trust company referred to in (ii) above;

                  (vi) investments in money market funds having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from each Rating Agency or whose portfolio is limited to the investments described in clause (i) of this definition;

                  (vii) time deposits (having maturities of not more than 90 days) by an entity, other than the Seller or the Placement Agent or any of their respective Affiliates, the commercial paper of which has, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency;

                  (viii) Eligible Repurchase Obligations; and

                  (ix) any negotiable instruments or securities or other investments in which the investment by the Trust therein has been approved in writing by the Rating Agency.

                  The Indenture Trustee may purchase or sell to itself or an Affiliate or advisor, as principal or agent, the Eligible Investments described above.

                  "Eligible Repurchase Obligations" means repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (c)(ii) of the definition of Eligible Investments.

                  "Equipment" means the tangible assets (including but not limited to printing, pre-press, machine tools, plastics, computer hardware, restaurant, transportation, energy related, medical and industrial equipment) financed or leased by an Obligor pursuant to a Contract and/or, unless the context otherwise requires, a security interest in such assets.

                 "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                 "ERISA Affiliate" means, with respect to any Person, (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person, any corporation described in clause (a) above or any trade or business described in clause (b) above.

                  "Event of Default" shall have the meaning specified in Section
5.01 of the Indenture.

                  "Excess Contract", as of any date of determination, means each Contract selected by the Servicer in accordance with Section 11.01 at such time as there shall have been discovered a breach of any of the representations and warranties set forth in Section 3.01, the removal of which pursuant to Section
11.01 hereof and the Seller's repurchase thereof or substitution of a Substitute Contract therefor pursuant to Section 11.01, shall remedy such breach.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended or supplemented from time to time.

                  "Excluded Amounts" means (i) collections on deposit in the Collection Account or otherwise received by the Servicer on or with respect to the Contract Pool or related Financed Items, which collections are attributable to any taxes, fees or other charges imposed by any Governmental Authority, (ii) collections representing reimbursements of insurance premiums or payments for certain services that were not financed by JLA, (iii) Late Charges, (iv) Security Deposits, and (v) Expired Contract Proceeds.

                  "Expired Contract" means any Contract that has terminated on its scheduled expiration date and to which all amounts due and owing under such Contract have been paid in full.

                  "Expired Contract Proceeds" means any and all cash proceeds or rents realized from the sale or re-lease of Financed Items under an Expired Contract (net of Liquidation Expenses).

                  "FDIC" shall mean the Federal Deposit Insurance Corporation, or any successor thereto.

                  "Fidelity" means Fidelity Leasing, Inc.

                  "Financed Items" means Equipment, Software and other property and services that are permitted to be financed under Contracts in accordance with the standard policies and procedures of the Seller.

                  "Governmental Authority" means the United States of America, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

                  "Highest Required Investment Category" means (i) with respect to ratings assigned by S&P, A-1 for short-term instruments and AAA for long-term instruments, (ii) with respect to ratings assigned by DCR, D-1+ for short-term instruments, and AAA for long-term instruments.

                  "Holder" means (i) with respect to a Certificate, the Person in whose name such Certificate is registered in the Certificate Register, and
(ii) with respect to a Note, the Person in whose name such Note is registered in the Note Register.

                  "Indebtedness" means, with respect to any Person at any date,
(a) all indebtedness of such person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, and (d) all liabilities secured by any Lien on any property owned by such Person even though such person has not assumed or otherwise become liable for the payment thereof.

                  "Indenture" means the Indenture, dated as of the date hereof, between the Trust and the Indenture Trustee.

                  "Indenture Trustee" means Harris Trust and Savings Bank in its capacity as Indenture Trustee under the Indenture, its successors in interest or any successor trustee under the Indenture.

                  "Independent" when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Trust, the Trust Depositor, the Seller or the Servicer, (ii) is not a director, officer or employee of any Affiliate of the Trust other than an Affiliate organized as a special purpose corporation or similar entity, the Trust Depositor, the Seller or the Servicer, (iii) is not a person related to any officer or director of the Trust, the Trust Depositor, the Seller or the Servicer or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Trust, the Trust Depositor, the Seller or the Servicer or any of their respective Affiliates, and (v) is not connected with the Trust, the Trust Depositor, the Seller or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Independent Accountants" has the meaning assigned in Section 9.04(a).

                  "Ineligible Contract" has the meaning specified in Section 11.01.

                  "Initial Class A-1 Note Principal Balance" means $56,955,084.

                  "Initial Class A-2 Note Principal Balance" means $27,949,428.

                  "Initial Class A-3 Note Principal Balance" means $20,880,822.

                  "Initial Class A-4 Note Principal Balance" means $33,961,804.

                  "Initial Class B Note Principal Balance" means $9,749,800.

                  "Initial Class C Note Principal Balance" means $4,874,900.

                  "Initial Class D Note Principal Balance" means $4,468,658.

                  "Initial Contracts" means those Contracts conveyed to the Trust on the Closing Date.

                  "Initial Cutoff Date" means April 30, 1999.

                  "Initial Note Principal Balance" means any of the Initial Class A-1 Note Principal Balance, the Initial Class A-2 Note Principal Balance, the Initial Class A-3 Note Principal Balance, the Initial Class A-4 Note Principal Balance, the Initial Class B Note Principal Balance, the Initial Class C Note Principal Balance or the Initial Class D Note Principal Balance.

                  "Insolvency Event" means, with respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such person to the entry of an order for relief in an involuntary case under such law, taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of this property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "Insolvency Laws" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

                  "Insolvency Proceeds" has the meaning assigned in Section
10.01.

                  "Insurance Policy" means, with respect to any Contract, an insurance policy covering physical damage to or loss of the related Financed Item and liability resulting from the use, operation or possession of such Financed Items.

                  "Insurance Proceeds" means, depending on the context, any amounts payable or any payments made to the Servicer under any Insurance Policy.

                  "Interest Rates" means any of the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate, the Class A-4 Interest Rate, the Class B Interest Rate, the Class C Interest Rate and the Class D Interest Rate.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Investment Earnings" means the investment earnings (net of losses and investment expenses) on amounts on deposit in the Collection Account, the Reserve Fund, the Pre-Funding Account and the Capitalized Interest Account.

                  "JLA" means JLA Credit Corporation.

                  "Late Charges" means any late payment fees paid by Obligors on Contracts after all sums received have been allocated first to regular installments due or overdue and all such installments are then paid in full.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), equity interest, participation interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing.

                  "Liquidation Expenses" means, with respect to any Contract, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of internal counsel, in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related Financed Item upon or after the expiration or earlier termination of such Contract and other reasonable out-of-pocket costs related to the liquidation of any such Financed Items, including the attempted collection of any amount owing pursuant to such Contract if it is a Defaulted Contract.

                  "Liquidation Proceeds" means, with respect to a Defaulted Contract, proceeds from the sale, lease or re-lease of the Financed Items, proceeds of the related Insurance Policy and any other recoveries with respect to such Defaulted Contract and the related Financed Items, net of Liquidation Expenses and amounts, if any, so received that are required to be refunded to the Obligor on such Contract.

                  "List of Contracts" means the list identifying each Contract constituting part of the Trust Assets, which list shall consist of the initial List of Contracts reflecting the Initial Contracts transferred to the Trust on the Closing Date, together with any Subsequent List of Contracts reflecting the Subsequent Contracts transferred to the Trust on the related Subsequent Transfer Date, and which lists as of the applicable Cutoff Date (a) identifies each Contract and (b) sets forth as to each Contract (i) the Discounted Contract Balance, (ii) the sum of the remaining Scheduled Payments due from the Obligor,
(iii) the maturity date, (iv) the original term of the Contract, (v) the remaining term to maturity of the Contract, (vi) the current payment status of the related Obligor, (vii) the Obligor name and (viii) the related Financed Item type, and which list in each case (a) identifies each Contract included in the Contract Pool, and (b) sets forth as to each such Contract (i) the Discounted Principal Balance as of the applicable Cutoff Date, and (ii) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as Exhibit H.

                  "Lockbox" means the post office box listed on Exhibit J hereto to which the Obligors are instructed to remit payments on the Contracts included in the Contract Pool and/or such other post office boxes for such purpose as may be established or have been established from time to time.

                  "Lockbox Account" means the intervening account used by a Lockbox Processor for deposit of funds with respect to the Contracts received in a Lockbox prior to their transfer to the Collection Account.

                  "Lockbox Processor" means the depository institution or processing company (which may be the Indenture Trustee) which processes payments on the Contracts sent by the Obligors thereon forwarded to a Lockbox.

                  "Material Modification" means a termination or release (including pursuant to prepayment), or an amendment, modification or waiver, or equivalent similar undertaking or agreement, by the Servicer with respect to a Contract which would not otherwise be permitted under the standards and criteria set forth in Sections 5.08 and/or 5.09 hereof, as applicable.

                  "Maturity Date" means, as applicable, the Class A-1 Maturity Date, Class A-2 Maturity Date, Class A-3 Maturity Date, Class A-4 Maturity Date, Class B Maturity Date, Class C Maturity Date or Class D Maturity Date.

                  "Monthly Principal Amount"' means, with respect to any Distribution Date, the difference between (a) the sum of the aggregate outstanding Principal Amount of all Classes of Notes and the Overcollateralization Balance as of the immediately preceding Distribution Date after giving effect to all principal payments on that day and (b) the Aggregate Collateral Value as of the last day of the Collection Period immediately preceding such Distribution Date.

                  "Monthly Report" has the meaning specified in Section 9.01.

                  "Multiemployer Plan" means, with respect to any Person, a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by such Person or any ERISA Affiliate on behalf of its employees.

                  "Note" means any one of the notes of the Trust of any Class executed and authenticated in accordance with the Indenture.

                  "Note Distribution Account" means the account established and maintained as such pursuant to Section 7.01.

                  "Note Register" has the meaning given such term in Section
2.04 of the Indenture.

                  "Obligor" means, with respect to any Contract, the Person or Persons obligated to make payments with respect to such Contract, including any guarantor thereof.

                  "Officer's Certificate" shall mean a certificate signed by any officer of the Trust Depositor, the Seller, the Collateral Custodian, the Back-Up Servicer or the Servicer and delivered to the Owner Trustee or the Indenture Trustee, as the case may be.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel (including internal counsel) for the Trust Depositor, the Seller or the Servicer and who shall be reasonably acceptable to the Owner Trustee or the Indenture Trustee, as the case may be.

                  "Original Capitalized Interest Amount" means $153,250.

                  "Original Pre-Funded Amount" means $20,000,000.

                  "Other Assets" has the meaning assigned in Section 13.09(b).

                  "Outstanding" has the meaning given such term in the Indenture.

                  "Overcollateralization Balance" means, with respect to each Distribution Date, an amount equal to the excess, if any, of (a) the Aggregate Collateral Value as of the last day of the related Collection Period over (b) the sum of the outstanding Principal Amount of the Notes as of such Distribution Date after giving effect to all principal payments made on that day.

                  "Owner Trustee" means the Person acting, not in its individual capacity, but solely as Owner Trustee, under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

                  "Paying Agent" means as described in Section 6.11 of the Indenture and Section 3.09 of the Trust Agreement.

                  "Permitted Liens" means (a) with respect to Contracts in the Contract Pool: (i) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Trust Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto, (ii) Liens in favor of the Trust Depositor created pursuant to the Transfer and Sale Agreement and transferred to the Trust pursuant to this Agreement, (iii) Liens in favor of the Trust created pursuant to this Agreement, and (iv) Liens in favor of the Indenture Trustee created pursuant to this Agreement and the Indenture; and (b) with respect to the related Equipment: (i) materialmen's, warehousemen's, mechanics' and other liens arising by operation of law in the ordinary course of business for sums not due, (ii) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, (iii) Liens in favor of the Trust Depositor created pursuant to the Transfer and Sale Agreement and transferred to the Trust pursuant to this Agreement, (iv) Liens in favor of the Trust created pursuant to this Agreement,
(v) Liens in favor of the Indenture Trustee created pursuant to this Agreement and the Indenture, (vi) other subordinated liens which are subordinated to the prior payment of the Notes on terms described in this Agreement, and (vii) Liens granted by Obligors or Sources which are subordinated to the interest of the Trust in such Equipment

                  "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof

                  "Placement Agent Agreement" means the Placement Agent Agreement, dated May 26, 1999, among the Placement Agent, the Trust and Fidelity, with respect to the private placement of the Notes.

                  "Placement Agent" means First Union Capital Markets Corp., as Placement Agent under the Placement Agent Agreement.

                  "Pre-Funded Amount" means the amount on deposit from time to time in the Pre-Funding Account.

                  "Pre-Funding Account" means the Trust Account so designated established pursuant to Section 7.01.

                  "Pre-Funding Earnings" means, with respect to any Distribution Date, all interest and any other investment earnings on amounts on deposit in the Pre-Funding Account.

                  "Pre-Funding Period" means the period commencing on the Closing Date and ending on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000, (ii) the date on which an Event of Default or Servicer Default occurs and (iii) July 31, 1999.

                  "Prepaid Contract" means any Contract that has terminated or been prepaid in full prior to its scheduled expiration date (including because of a Casualty Loss), other than a Defaulted Contract.

                  "Prepayment Amount" has the meaning specified in Section 5.09.

                  "Prepayments" means any and all partial and full prepayments on a Contract (including, with respect to any Contract and any Collection Period, any Scheduled Payment (or portion thereof) which is due in a subsequent Collection Period which the Servicer has received, and (if such Contract is not otherwise prepayable by its terms) expressly permitted the related Obligor to make, in advance of its scheduled due date and which will be applied to such Scheduled Payment on such due date, and any and all cash proceeds or rents realized from the sale, lease, re-lease or re-financing of any Financed Item under a Prepaid Contract, net of Liquidation Expenses), Liquidation Proceeds, amounts received in respect of Transfer Deposit Amounts and payments upon an optional termination of the Trust pursuant to Section 7.08.

                  "Principal Amount" means, with respect to a Class of Notes, the aggregate Initial Note Principal Balance thereof reduced by (i) the aggregate amount of any Distributions applied in reduction of such Initial Note Principal Balance (including, without limitation, any amounts released from the Pre-Funding Account at the end of the Pre-Funding Period as a prepayment of principal on such Class of Notes) and (ii) the aggregate amount of any Distributions then on deposit in the note or certificate payment account, if any, for such Class of Notes established in accordance with the Indenture or this Agreement and to be applied in reduction of such Initial Note Principal Balance in accordance therewith.

                  "Private Placement Memorandum" shall have the meaning assigned in the Placement Agent Agreement.

                  "Program Agreement" means each vendor finance program agreement pursuant to which Contracts originated by a Source are assigned to JLA.

                  "Qualified Eligible Investments" means Eligible Investments acquired by the Indenture Trustee in its name and in its capacity as Indenture Trustee, which are held by the Indenture Trustee in the Collection Account, the Reserve Fund, the Pre-Funding Account or the Capitalized Interest Account and with respect to which (a) the Indenture Trustee has noted its interest therein on its books and records, and (b) the Indenture Trustee has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC as enacted in Illinois, without acting in collusion with a securities intermediary in violating such securities intermediary's obligations to entitlement holders in such assets, under Section 8-504 of such UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (c) either (i) such investments are in the possession of the Indenture Trustee, or (ii) such investments, (A) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or in registered form, have been delivered to the Indenture Trustee and either registered by the issuer in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (B) if uncertificated securities, the ownership of which has been registered to the Indenture Trustee on the books of the issuer thereof (or another person, other than a securities intermediary, either becomes the registered owner of the uncertified security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee); or (C) if securities entitlements (within the meaning of Section 8-102 of the UCC as enacted in Illinois) representing interests in securities or other financial assets (or interests therein) held by a securities intermediary (within the meaning of said Section 8-102), a securities intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee's securities account with such securities intermediary. Any such Qualified Eligible Investment may be purchased by or through the Indenture Trustee or any of its Affiliates.

                  "Qualified Institution" means (a) the corporate trust department of the Indenture Trustee, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, (B) the parent corporation of which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, or (C) is otherwise acceptable to the Rating Agencies, and (ii) whose deposits are insured by the FDIC.

                  "Rating Agency" means each of DCR and S&P, so long as such Persons maintain a rating on the Notes and the Certificate; and if either DCR or S&P no longer maintains a rating on the Notes and the Certificate, such other nationally recognized statistical rating organization selected by the Trust Depositor.

                  "Rating Agency Condition" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, that each Rating Agency shall have notified the Trust Depositor, the Owner Trustee and the Indenture Trustee in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a Ratings Effect.

                  "Ratings Effect" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, a reduction or withdrawal of the rating of any outstanding Class with respect to which a Rating Agency has previously issued a rating as a result of such action or series of related actions or the consummation of such proposed transaction or series of related transactions.

                  "Record Date" means, with respect to any Distribution Date and the Notes, the calendar day three days preceding each Distribution Date (or, with respect to any Definitive Note as defined herein, the last calendar day of the month preceding the month in which such Distribution Date occurs).

                  "Required Holders" means (i) prior to the payment in full of the Class A Notes Outstanding, Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and/or Class A-4 Noteholders evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class A Notes outstanding (ii) from and after the payment in full of the Class A Notes Outstanding, Class B Noteholders evidencing more than 66 2/3% of the Aggregate Principal amount of all Class B Notes Outstanding, and (iii) from and after the payment in full of the Class B Notes Outstanding, Class C Noteholders evidencing more than 66 2/3% of the Aggregate Principal Amount of all Class C Notes Outstanding or (iv) from and after the payment in full of the Class C Notes outstanding, Class D Noteholders evidencing more than 66 2/3% of the aggregate Principal Amount of all Class D Notes Outstanding.

                  "Requirements of Law" for any Person means the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

                  "Reserve Fund" means the Reserve Fund established and maintained pursuant to Section 7.01 hereof.

                  "Reserve Fund Amount" means, initially as of the Closing Date, $1,624,967 (representing the Reserve Fund Initial Deposit) and thereafter, at any date of determination, means an amount equal to the lesser of (a) the Reserve Fund Initial Deposit, and (b) the aggregate Principal Amount of the Notes as of such date of determination.

                  "Reserve Fund Initial Deposit" means $1,624,967, which is equal to 1% of the initial Aggregate Collateral Value.

                  "Responsible Officer" means, with respect to the Owner Trustee, any officer in its Corporate Trust Administration Department (or any similar group of a successor Owner Trustee) and with respect to the Indenture Trustee, any officer within the Corporate Trust Office (or any successor group of the Indenture Trustee), including any managing director, vice president, assistant vice president, secretary, assistant secretary, vice president or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Scheduled Payment" means, with respect to any Contract, the monthly or quarterly or semi-annual or annual rent or financing (whether principal or principal and interest) payment scheduled to be made by the related Obligor under the terms of such Contract after the related Cutoff Date (it being understood that Scheduled Payments do not include any Excluded Amounts.

                  "Secured Note" means each promissory note with a related security interest evidenced by written agreement, pursuant to which the purchase of specified assets by an Obligor is financed for specified monthly, quarterly, semiannual or annual payments.

                  "Securities" means the Notes and the Certificate, or any of them.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Security Deposit" means any security deposit paid by an Obligor with respect to a Contract.

                  "Securityholders" means the Holders of the Notes or the Certificate.

                  "Seller" means Fidelity.

                  "Servicer" means initially Fidelity, or its successor, until any Servicer Transfer hereunder and thereafter means the Successor Servicer appointed pursuant to Article VIII below with respect to the duties and obligations required of the Servicer under this Agreement.

                  "Servicer Advance" means, with respect to any Distribution Date, the amounts, if any, deposited by the Servicer in the Collection Account for such Distribution Date in respect of Scheduled Payments pursuant to Section 5.14.

                  "Servicer Default" shall have the meaning specified in Section 8.01.

                  "Services" means, in connection with the financing of Software by the Seller, the support and consulting services related to such Software, the procurement of which was also financed by the Seller pursuant to a Contract.

                  "Servicing Fee" has the meaning specified in Section 5.18.

                  "Servicing Fee Rate" means 0.50%.

                  "Servicer Transfer" has the meaning assigned in Section
8.02(a).

                  "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as the same may be amended from time to time.

                  "Skipped Payment" has the meaning assigned in Section 5.08(b).

                  "Software" means the computer software programs financed or leased by an Obligor pursuant to a Contract.

                  "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  "Source" means, with respect to a Contract, the manufacturer, dealer, broker, third-party originator or distributor of the Financed Item subject to such Contract, or the licensor or distributor of any Software subject to such Contract, or other Person that provided financing under such Contract in connection with the acquisition or use by an Obligor of Financed Items.

                  "Subsequent Contract" means any Contracts conveyed, assigned and transferred by the Trust Depositor to the Trust pursuant to Section 2.04(b) (and which have been acquired by the Trust Depositor from the Seller pursuant to Section 2.04(a)), whether an Additional Contract or a Substitute Contract.

                  "Subsequent Contract Qualification Conditions" means (i) in the case of Additional Contracts, the Additional Contract Qualification Conditions, and (ii) in the case of Substitute Contracts, the Substitute Contract Qualification Conditions.

                  "Subsequent Cutoff Date" means the date specified as such for Subsequent Contracts in the related Subsequent Transfer Agreement, which shall be the last day of the month prior to the month in which the related transfer occurs.

                  "Subsequent List of Contracts" means a list, in the form of the initial List of Contracts delivered on the Closing Date, but listing each Subsequent Contract transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

                  "Subsequent Notice" means (i) in the case of an Additional Contract, an Addition Notice, and (ii) in the case of a Substitute Contract, a Substitute Notice.

                  "Subsequent Purchase Agreement" means, with respect to any Subsequent Contracts, the agreement between the Seller and the Trust Depositor pursuant to which the Seller will transfer the Subsequent Contracts to the Trust Depositor, the form of which is attached hereto as Exhibit L.

                  "Subsequent Transfer Agreement" means the agreement described in Section 2.04 hereof.

                  "Subsequent Transfer Date" means any date on which Subsequent Contracts are transferred to the Trust.

                  "Substitute Contract" means a Contract transferred to the Trust under Section 2.04 with respect to which a related Substitution Event has occurred with respect to a Contract or Contracts then held in the Contract Pool and identified in the related Substitution Notice.

                  "Substitute Contract Qualification Conditions" means, with respect to any Substitute Contract being transferred to the Trust pursuant to
Section 2.04, the accuracy of each of the following statements as of the related Cutoff Date for such Contract:

                  (a) the Discounted Contract Balance of such Substitute Contract is not less than that of the Contract or Contracts identified on the related Substitution Notice (as the Contract or Contracts to be released by the Trust to the Trust Depositor and reconveyed to the Seller in exchange for such Substitute Contract);

                  (b) for each separate Collection Period which corresponds to a Collection Period in which a payment would have been owing on the Contract or Contracts identified on the related Substitution Notice as the Contract or Contracts to be released by the Trust to the Trust Depositor and reconveyed to the Seller in exchange for such Substitute Contract, the amount in respect of Scheduled Payments receivable (assuming Scheduled Payments are paid and received when due) on the Substitute Contract in such Collection Period is not less than that of such related Contract or Contracts;

                  (c) if, instead of such Substitute Contract being added to the Contract Pool on the related Subsequent Transfer Date, such Substitute Contract had instead been included in the Contract Pool as of the Initial Cutoff Date, and the related Contract or Contracts identified on the related Substitution Notice were not so included (and assuming such hypothetical inclusion satisfied the criteria set forth in clause (a) and (b) above that would have been applicable at such time), the representations of the Seller set forth in Section
3.05 concerning concentrations would not, as a result of such inclusion, have become inaccurate or incorrect in any material respect;

                  (d) such Substitute Contract was not selected in a manner that the Seller reasonably believes is adverse to the interests of the Noteholders;

                  (e) all actions or additional actions (if any) necessary to perfect the security interest and assignment of such Substitute Contract to the Trust Depositor, the Trust and the Indenture Trustee shall have been taken as of or prior to the Subsequent Transfer Date;

                  (f) the substitution of such Substitute Contract into the Contract Pool will not cause the ADCB of all Substitute Contracts in the Contract Pool as of the related Subsequent Cutoff Date to exceed 10% of the ADCB of the Contracts as of the Initial Cutoff Date (plus the ADCB of Additional Contracts as of the Subsequent Cutoff Date acquired with funds from the Pre-Funding Account), nor will it cause the ADCB of all Defaulted Contracts and Adjusted Contracts for which the Seller has substituted Substitute Contracts as of the related Subsequent Cutoff Date to exceed 6% of the ADCB as of the Initial Cutoff Date (plus the ADCB of Additional Contracts as of the Subsequent Cutoff Date acquired with funds from the Pre-Funding Account); and

                  (g) the final date for the last Scheduled Payment due under such Substitute Contract is not later than July 2007 (to the extent the final payment on such Contract is due after July 2007, only Scheduled Payments due on or prior to such date may be included in the Discount Contract Balance of such Contract for the purpose of making any calculation under this Agreement or the Indenture).

                  "Substitution Event" means, with respect to any transfer of a related Substitute Contract to the Trust under Section 2.04, the occurrence of any of the following: (a) one or more Contracts then held in the Trust and identified in the related Substitution Notice has become a Defaulted Contract,
(b) one or more Contracts then held in the Trust and identified in the related Substitution Notice has become a Prepaid Contract, (c) one or more Contracts then held in the Trust and identified in the related Substitution Notice has been subjected to a Material Modification, or (d) one or more Contracts then held in the Trust has become the subject of a breach of a representation or warranty under this Agreement or other provision which breach or other provision, in the absence of a substitution of a Substitute Contract for such Contract or Contracts pursuant to Section 2.04, would require the payment of a Transfer Deposit Amount to the Trust in respect of such Contract pursuant to
Section 11.01.

                  "Substitution Notice" means, with respect to any transfer of Substitute Contracts to the Trust pursuant to Section 2.04 (and the Trust Depositor's corresponding prior purchase of such Contracts from the Seller), a notice, which shall be given at least 5 days prior to the related Subsequent Transfer Date, identifying the Substitute Contracts to be transferred, the ADCB of such Substitute Contracts and the related Substitution Event (with respect to an identified Contract or Contracts then in the Contract Pool) to which such Substitute Contract relates, with such notice to be signed both by the Trust Depositor and the Seller.

                  "Successor Servicer" has the meaning given such term in
Section 8.02(b).

                  "Supplemental Servicing Fee" has the meaning given such term in Section 8.03.

                  "S&P" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or its successor in interest.

                  "Tax Opinion" means, with respect to any action, an opinion of Counsel to the effect that, for federal income tax purposes, (i) following such action the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation, (ii) following such action the Trust will be disregarded as a separate entity from the Trust Depositor, and (iii) such action will not affect the tax characterization as debt of Notes of any outstanding Class issued by the Trust for which an Opinion of Counsel has been provided that such Notes are debt.

                  "Transaction Documents" means this Agreement, the Indenture, the Transfer and Sale Agreement, the Trust Agreement, the Administration Agreement, any Subsequent Transfer Agreement, any Subsequent Purchase Agreement, the Placement Agent Agreement and the Note Purchase Agreement (as defined in the Placement Agent Agreement).

                  "Transfer and Sale Agreement" means the Transfer and Sale Agreement, dated as of June 2, 1999, between the Trust Depositor and the Seller.

                  "Transfer Date" means the Business Day immediately preceding each Distribution Date.

                  "Transfer Deposit Amount" means, with respect to each Ineligible Contract or Excess Contract, on any date of determination, the sum of the Discounted Contract Balances of such Contracts, together with accrued interest thereon through such date of determination at the Discount Rate, and any outstanding Servicer Advances thereon.

                  "Trust" means the trust created by the Trust Agreement and funded pursuant to this Agreement, consisting of the Trust Assets.

                  "Trust Accounts" means, collectively, the Collection Account, Note Distribution Account, the Certificate Distribution Account, the Reserve Fund, the Pre-Funding Account and the Capitalized Interest Account, or any of them.

                  "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

                  "Trust Agreement" means the Trust Agreement, dated as of May 28, 1999, between the Trust Depositor and the Owner Trustee.

                  "Trust Assets" has the meaning given to such term in Section 2.01(b) hereof (and in Section 2.04(a) hereof in respect of Subsequent Contracts and related assets transferred to the Trust pursuant to Subsequent Transfer Agreements).

                  "Trust Depositor" has the meaning assigned such term in the preamble hereunder, or any successor entity thereto.

                  "Trust Estate" shall have the meaning specified in the Trust Agreement.

                  "Trustees" means the Owner Trustee and the Indenture Trustee, or any of them individually as the context may require.

                  "UCC" means the Uniform Commercial Code as enacted in the States of Illinois, Delaware or Pennsylvania, as applicable; provided, however, in the event that, by reason of mandatory provisions of law (due to the location of Equipment or otherwise), any and all of the attachment, perfection or priority of the Lien of the Trust in and to the Trust Assets or the Lien of the Indenture Trustee in and to the Collateral is governed by the Uniform Commercial Code as in effect in Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin or another jurisdiction other than the State of Illinois, Delaware or Pennsylvania, the term UCC shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  "UCC Filing Locations" means the States of Illinois, each other State in which the Collateral Custodian maintains the Contract Files related to Contracts in the Contract Pool, and each State in which a Source is located (as defined in the UCC in such State).

                  "Uncollectible Advance" means with respect to any Determination Date and any Contract, the amount, if any, advanced by the Servicer pursuant to Section 5.14 which the Servicer has as of such Determination Date determined in good faith will not be ultimately recoverable by the Servicer.

                  "United States" means the United States of America.

                  "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President," who is a duly elected officer of such Person.

                  "Warranty Contract" means any Excess Contract or Ineligible Contract.

                  Section 1.02 Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

                  Section 1.03 Section References. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

                  Section 1.04 Calculations. Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places. To the extent final payments on Contracts in the Contract are due after July 2007, only Scheduled Payments due on or prior to such date may be included in the Discount Contract Balance of such Contract for the purpose of making any calculation under this Agreement or the Indenture.

                  Section 1.05 Accounting Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States. ARTICLE II

               ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACT ASSETS

                  Section 2.01 Creation and Funding of Trust; Transfer of Contract Assets.

                  (a) The Trust shall be created pursuant to the terms and conditions of the Trust Agreement, upon the execution and delivery of the Trust Agreement and the filing by the Owner Trustee of an appropriately completed Certificate of Trust under the Business Trust Statute. The Trust Depositor, as depositor of the Trust, shall fund and convey assets to the Trust pursuant to the terms and provisions hereof. The Trust shall be administered pursuant to the provisions of this Agreement and the Trust Agreement for the benefit of the Noteholders and Certificateholder. The Owner Trustee is hereby specifically recognized by the parties hereto as empowered to conduct business dealings on behalf of the Trust in accordance with the terms hereof and of the Trust Agreement.

                  (b) Subject to and upon the terms and conditions set forth herein, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust, for a purchase price of $142,036,314 in cash (less private placement expenses and certain other expenses associated with the initial offer and sale of the Notes the proceeds of which represent the consideration paid by the Trust herein), all the right, title and interest of the Trust Depositor in and to (items (i) - (vii) below, being collectively referred to herein as the "Contract Assets"):


                  (i) the Initial Contracts, and all monies due or to become due in payment of such Contracts on and after the Initial Cutoff Date, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Defaulted Contract Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the Initial Cutoff Date and any Excluded Amounts;

                  (ii) the Financed Items related to such Contracts, including all proceeds from any sale or other disposition of such Financed Items (but subject to the exclusion and release herein of Excluded Amounts);

                  (iii) the Contract Files;

                  (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements and under any guarantee or similar credit enhancement with respect to such Contracts;

                  (v) all Insurance Proceeds with respect to each such Contract;
(vi) all income from and proceeds of the foregoing; and

                  (vii) the security interest of the Trust Depositor or its affiliates in the Equipment or other property securing such Contracts and the proceeds thereof.

                  In addition to the Contract Assets, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust (i) the remittances, deposits and payments made into the Trust Accounts from time to time, (ii) amounts in the Trust Accounts from time to time (and any investments of such amounts), (iii) all of the Trust Depositor's rights under the Transfer and Sale Agreement and (iv) all proceeds and products of the foregoing, which together with the Contract Assets constitute the corpus of the Trust (and are referred to as the "Trust Assets"). The Seller expressly acknowledges and agrees that the Trust Depositor has the right to assign its interest under the Transfer and Sale Agreement to the Trust.

                  (c) The Seller and the Trust Depositor acknowledge that the representations and warranties of the Seller in Sections 3.02, 3.03, 3.04 and
3.05 will run to and be for the benefit of the Trust and the Trustees and the Trust and the Trustees may enforce directly without joinder of Trust Depositor, the repurchase obligations of the Seller with respect to breaches of such representations and warranties as set forth herein and in Section 11.01.

                  (d) The sale, transfer, assignment, set-over and conveyance of the Trust Assets by the Trust Depositor to the Trust pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor or the Trust of any obligation of the Seller in connection with the Contract Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor, or any other Person in respect of services not financed by the Seller, or (1) any taxes, fees, or other charges imposed by any Governmental Authority and (2) any insurance premiums which remain owing with respect to any Contract at the time such Contract is sold hereunder.

                  (e) The Trust Depositor and the Trust intend and agree that
(i) the transfer of the Trust Assets by the Trust Depositor to the Trust are intended to be a sale, conveyance and transfer of ownership of the Trust Assets rather than the mere granting of a security interest to secure a borrowing and
(ii) such Trust Assets shall not be part of the Trust Depositor's estate in the event of a filing of a bankruptcy petition or other action by or against such Person under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfer is deemed to be of a mere security interest to secure indebtedness, the Trust Depositor shall be deemed to have granted the Trust a perfected first priority security interest in such Trust Assets and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

                  If any such transfer of the Contract Assets is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under the Transfer and Sale Agreement (to the extent that the transfer of the Contract Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (1) a portion of the Contract Assets pledged to Trust Depositor by the Seller thereunder and with respect to which the Trust Depositor has not released its security interest at the time of such pledge and assignment, and (2) all proceeds thereof. Such repledge and reassignment, may be made by Trust Depositor with or without a repledge and reassignment by Trust Depositor of its rights under any agreement with the Seller, and without further notice to or acknowledgment from the Seller. Under the Transfer and Sale Agreement, the Seller has agreed to waive, to the extent permitted by applicable law, all claims, causes of action and remedies, whether, legal or equitable (including any right of setoff), against the Trust Depositor or any assignee of the Trust Depositor relating to such action by the Trust Depositor in connection with the transactions contemplated by this Agreement.

                  Section 2.02 Conditions to Transfer of Trust Assets to Trust. On or before the Closing Date, the Seller, the Trust Depositor or the Servicer, as applicable, shall deliver or cause to be delivered to the Owner Trustee and Indenture Trustee each of the documents, certificates and other items as follows:

                  (a) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Trust Depositor, together with an Assignment substantially in the form of Exhibit A (along with the delivery of any instruments as required under Section 2.06 below);

                  (b) A certificate of an officer of the Seller substantially in the form of Exhibit C hereto;

                  (c) A certificate of an officer of the Trust Depositor substantially in the form of Exhibit B hereto;

                  (d) Opinions of counsel for the Trust Depositor, the Seller and the Servicer substantially in the forms of Exhibits D and E hereto (and including as an addressee thereof each Rating Agency);

                  (e) A letter from Arthur Andersen LLP, or another nationally recognized accounting firm, addressed to the Seller, the Servicer and the Trust Depositor, stating that such firm has reviewed a sample of the Initial Contracts and performed specific procedures for such sample with respect to certain contract terms and which identifies those Initial Contracts which do not conform;

                  (f) Copies of resolutions of the Board of Directors of the Seller or of the Executive Committee of the Board of Directors of the Seller approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified by the Secretary or an Assistant Secretary of the Seller;

                  (g) Officially certified, recent evidence of due incorporation and good standing of the Seller under the laws of Pennsylvania;

                  (h) Copies of a consent of the members of the Trust Depositor approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Trust Depositor is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified by an officer of the Trust Depositor;

                  (i) Officially certified, recent evidence of due formation and good standing of the Trust Depositor under the laws of Delaware;

                  (j) Evidence of proper filing with appropriate officers in the UCC Filing Locations of UCC financing statements executed by the Seller, as debtor, naming the Trust Depositor as secured party and identifying the Contract Assets as collateral; evidence of proper filing with appropriate officers in the UCC Filing Locations of UCC financing statements executed by the Trust Depositor, as debtor, naming the Owner Trustee as secured party (and the Indenture Trustee as assignee) and identifying the Trust Assets as collateral; and evidence of proper filing with appropriate officers in the UCC Filing Locations of UCC financing statements executed by the Trust and naming the Indenture Trustee as secured party and identifying the Collateral, as collateral;

                  (k) Copies of resolutions of the Board of Directors of the Servicer or of the Executive Committee of the Board of Directors of the Servicer approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified by the Secretary or an Assistant Secretary of the Servicer;

                  (l) Officially certified, recent evidence of due incorporation and good standing of the Servicer under the laws of Pennsylvania;

                  (m) An Officer's Certificate listing the Servicer's Servicing Officers;

                  (n) Evidence of deposit in the Collection Account of all funds received with respect to the Initial Contracts after the Initial Cutoff Date to the Closing Date, together with an Officer's Certificate from the Servicer to the effect that such amount is correct;

                  (o) Evidence of deposit in the Reserve Fund of the Reserve Fund Initial Deposit by the Trust Depositor;

                  (p) Evidence of deposit in the Pre-Funding Account of the Original Pre-Funding Amount by the Trust Depositor;

                  (q) Evidence of deposit in the Capitalized Interest Account of the Original Capitalized Interest Amount by the Trust Depositor;

                  (r) A fully executed Trust Agreement;

                  (s) A fully executed Administration Agreement;

                  (t) A fully executed Indenture; and

                  (u) An opinion of Morgan, Lewis & Bockius LLP to the effect that (i) for federal income tax purposes, the Class A, Class B and Class C Notes will be characterized as debt and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation, and (ii) for State of Pennsylvania income tax purposes, the characterization of the Trust will correspond to its characterization for federal income tax purposes.

                  Section 2.03 Acceptance by Owner Trustee. On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Owner Trustee shall issue on behalf of the Trust to, or upon the order of, the Trust Depositor the Certificate representing ownership of a beneficial interest in 100% of the Trust and the Owner Trustee shall issue, and the Indenture Trustee shall authenticate, to, or upon the written order of, the Trust Depositor the Notes secured by the Collateral. The Owner Trustee hereby acknowledges its acceptance, on behalf of the Trust, of the Trust Assets, and declares that it shall maintain such right, title and interest in accordance with the terms of this Agreement and the Trust Agreement upon the Trust herein and therein set forth.
                  Section 2.04 Conveyance of Subsequent Contracts.

                  (a) Conveyance of Subsequent Contracts to the Trust Depositor. Subject to Section 2.01(d) above and the satisfaction of the conditions set forth in paragraph (c) below, the Seller may, in the case of Substitute Contracts pursuant to Section 11.01 hereof, or shall, in the case of Additional Contracts pursuant to Section 11.04 hereof, sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as Exhibit L hereto), without recourse other than as expressly provided herein and therein (and the Trust Depositor shall be required to purchase (x) through payment by exchange of one or more related Contracts released by the Trust to the Trust Depositor in the case of Substitute Contracts and (y) through payment of funds from the Pre-Funding Account in the case of Additional Contracts) on the Subsequent Transfer Date all the right, title and interest of the Seller in and to (the property in clauses (i)-(vii) below, upon such transfer, becoming part of the "Contract Assets"):

                  (i) the Subsequent Contracts identified in the related Subsequent Notice, and all monies due or to become due in payment of such Subsequent Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Defaulted Contract Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Subsequent Cutoff Date and any Excluded Amounts;


                  (ii) the Financed Items related to such Contracts, including all proceeds from any sale or other disposition of such Financed Items (but subject to the exclusion and release herein of Excluded Amounts);

                  (iii) the Contract Files;

                  (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements and under any guarantee or similar credit enhancement with respect to such Contracts;

                  (v) all Insurance Proceeds with respect to each such Contract;
(vi) all income from and proceeds of the foregoing; and

                  (vii) the security interest of the Seller or its affiliates in the Equipment or other property securing such Contracts and the proceeds thereof.

                  (b) Conveyance of Subsequent Contracts to the Trust. Subject to Section 2.01(d) above and the conditions set forth in paragraph (c) below, the Trust Depositor shall sell, transfer, assign, set over and otherwise convey to the Trust, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Trust Depositor in and to the Subsequent Contracts purchased pursuant to Section 2.04(a) above, and (ii) all other rights and property interests consisting of Contract Assets related to such Subsequent Contracts (the property in clauses (i) - (ii) above, upon such transfer, becoming part of the "Trust Assets").

                  (c) The Seller shall transfer to the Trust Depositor and the Trust Depositor shall transfer to the Trust the Subsequent Contracts and the other property and rights related thereto described in paragraphs (a), in the case of the Seller, or (b), in the case of the Trust Depositor, above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date (and the delivery of a related Subsequent Notice by the Trust Depositor shall be deemed a representation and warranty by the Trust Depositor, and of the Seller, that such conditions have been or will be, as of the related Subsequent Transfer Date, satisfied):

                  (i) The Trust Depositor shall have provided the Owner Trustee and the Indenture Trustee with a timely Subsequent Notice complying with the definition thereof contained herein;

                  (ii) there shall have occurred, with respect to each such Substitute Contract, a corresponding Substitution Event with respect to one or more Contracts then in the Contract Pool;

                  (iii) the Subsequent Contract(s) being conveyed to the Trust, satisfy the related Subsequent Contract Qualification Conditions;

                  (iv) the Seller shall have delivered to the Trust Depositor a duly executed written assignment in substantially the form of Exhibit L hereto (the "Subsequent Purchase Agreement"), which shall include a Subsequent List of Contracts listing the Subsequent Contracts;

                  (v) the Trust Depositor shall have delivered to the Owner Trustee a duly executed written assignment (including an acceptance by the Owner Trustee) in substantially the form of Exhibit K hereto (the "Subsequent Transfer Agreement"), which shall include a Subsequent List of Contracts listing the Subsequent Contracts;

                  (vi) the Trust Depositor shall have deposited or caused to be deposited in the Collection Account all Collections received with respect to the Subsequent Contracts on or after the related Subsequent Cutoff Date;

                  (vii) as of each Subsequent Transfer Date, neither the Seller nor the Trust Depositor were insolvent nor will any of them have been made insolvent by such transfer nor are any of them aware of any pending insolvency;

                  (viii) no selection procedures reasonably believed by the Seller or the Trust Depositor to be adverse to the interests of the Noteholders or the Certificateholder shall have been utilized in selecting the Subsequent Contracts;

                  (ix) each of the representations and warranties made by the Seller pursuant to Sections 3.02, 3.04 and 3.05, applicable to the Subsequent Contracts shall be true and correct as of the related Subsequent Transfer Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date; provided, that, in the case of Substitute Contracts, with respect to the representations and warranties in Section 3.05, in the event a specific category described in Section 3.05 is already in excess of a respective concentration limit prior to the substitution of such Substitute Contracts because of the amortization of the Contract Pool, neither the Seller nor the Trust Depositor will be in breach of such representation or warranty, to the extent such Substitute Contracts replace Contracts having an ADCB that causes the ADCB of the Contract Pool to exceed such concentration limit due to the Contract Pool's amortization;


                  (x) the Seller shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its Computer Disk that ownership of the Subsequent Contracts identified on the Subsequent List of Contracts in the Subsequent Transfer Agreement have been sold to the Trust through the Trust Depositor pursuant to this Agreement; and

                  (xi) with respect to Additional Contracts, the relative levels of credit enhancement provided by the subordination of the Class B, Class C and Class D Notes and the Certificate will not fail to have been maintained during the Pre-Funding Period.


Section 2.05      Release of Excluded Amounts.


                  (a) The Indenture Trustee hereby agrees to release to the Trust from the Trust Assets, and the Trust hereby agrees to release to the Trust Depositor, an amount equal to the Excluded Amounts immediately upon identification thereof (which identification shall be delivered in writing by the Servicer to the Indenture Trustee), which release shall be automatic and shall require no further act by the Indenture Trustee or the Trust, provided that the Indenture Trustee or Owner Trustee shall execute and deliver such instruments of release and assignment, or otherwise confirm the foregoing release, as may reasonably be requested in writing by the Trust Depositor. Upon such release, such Excluded Amounts shall not constitute and shall not be included in the Trust Assets.

                  (b) Immediately upon the release to the Trust Depositor by the Trust of the Excluded Amounts, the Trust Depositor hereby irrevocably agrees to release to the Seller such Excluded Amounts, which release shall be automatic and shall require no further act by the Trust Depositor, provided, that the Trust Depositor shall execute and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Excluded Amounts, as may be reasonably requested by the Seller.

                  Section 2.06 Delivery of Instruments. (a) The Seller and the Trust Depositor shall deliver possession of all "instruments" (within the meaning of Article 9 of the UCC) not constituting part of chattel paper (within the meaning, of such Article 9), which evidence any Contract to the Owner Trustee on the Closing Date (or, if applicable, on the relevant Subsequent Transfer Date), in each, case indorsed in blank without recourse. Pursuant to
Section 3.05 of the Indenture, the Owner Trustee is required to deliver such instruments to the Indenture Trustee as pledgee under the Indenture. Accordingly, the Owner Trustee hereby authorizes and directs the Seller and the Trust Depositor to deliver possession of any such instruments to the Indenture Trustee on behalf of and for the account of the Owner Trustee, and agrees that such delivery shall satisfy the condition set forth in the first sentence of this Section 2.06. The Seller and the Trust Depositor shall also identify on the List of Contracts (including any deemed amendment thereof associated with any Subsequent Contracts), whether by attached schedule or marking or other effective identifying designation, all Contracts which are or are evidenced by such instruments.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  The Seller makes, and upon execution of each Subsequent Purchase Agreement is deemed to make, the following representations and warranties, on which the Trust Depositor will rely in conveying the Contract Assets on the Closing Date (and on any Subsequent Transfer Date) to the Trust, and on which the Trust, the Indenture Trustee, the Noteholders and Certificateholder will rely. The Trust Depositor acknowledges that such representations and warranties are being made by the Seller for the benefit of the Trust.

                  Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Contracts to the Trust.

                  The repurchase obligation or substitution obligation of the Seller set forth in Section 11.01 constitutes the sole remedy available for a breach of a representation or warranty of the Seller set forth in Sections 3.02, 3.03, 3.04 or 3.05 of this Agreement. Notwithstanding the foregoing, the Seller shall not be deemed to be remaking any of the representations set forth in
Section 3.03 on a Subsequent Transfer Date with respect to the Subsequent Contracts, as such representations relate solely to the composition of the Initial Contracts conveyed on the Closing Date.

                  Section 3.01 Representations and Warranties Regarding the Seller. By its execution of this Agreement and each Subsequent Purchase Agreement, the Seller represents and warrants that:

                  (a) Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Seller or Trust Depositor. The Seller is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction in order to originate and service the Contracts in accordance with the terms of this Agreement.

                  (b) Authorization; Binding Obligation. The Seller has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Seller is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Seller is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party. This Agreement and the other Transaction Documents to which the Seller is a party constitute the legal, valid and binding obligation of the Seller and are enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) No Consent Required. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Seller is a party.

                  (d) No Violations. The Seller's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller or any of the Seller's properties may be bound.

                  (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or any other Transaction Document to which the Seller is a party which, if adversely determined, would in the opinion of the Seller have a material adverse effect on the ability of the Seller to perform its obligations under the transactions contemplated by this Agreement or any other Transaction Document to which the Seller is a party.

                  (f) Place of Business; No Changes; No Trade Names. The Seller's sole place of business or chief executive office (within the meaning of Article 9 of the UCC) is as set forth in Section 13.04 below, and each location where the Seller maintains custody of Contract Files is reflected in the definition of UCC Filing Location or has otherwise been disclosed with all necessary actions taken in accordance with Section 4.03 hereof. The Seller has not changed its name as set forth herein, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date (or Subsequent Transfer Date, as applicable, except in accordance with the requirements of Section 4.03). The legal name of the Seller is as set forth in this Agreement and within the five years preceding the Closing Date the Seller has not used, nor currently does use, any trade names, fictitious names, assumed names, or "doing business as" names.

                  (g) No Bulk Sales. The execution, delivery and performance of this Agreement by the Seller does not require compliance with any "bulk sales" laws by the Seller.

                  (h) Solvency. The Seller on the date of and after giving effect to the transfer of the Contracts to the Trust Depositor is Solvent.

                  (i) Use of Proceeds. No proceeds of the sale of any Initial Contract or Subsequent Contract hereunder received by the Seller will be used by the Seller to purchase or carry any "margin stock" as such term is defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                  (j) Not an Investment Company. The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (or the Seller is exempt from all provisions of such Act).

                  (k) Taxes. To the best of the Seller's knowledge, (i) the Seller has filed all tax returns required to be filed in the normal course of its business and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Seller or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings, (ii) no tax lien has been filed with respect thereto, and (iii) no claim is being asserted with respect to any such tax, fee or other charge.

                  (l) Sale Treatment. The Seller has treated each of its transfers of Contracts to the Trust Depositor for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents.

                  (m) Marking of Files. The Seller has, at its own expense, prior to the Closing Date, indicated in its Computer Disk that ownership of the Contracts transferred by it to the Trust Depositor and identified on the List of Contracts have been sold to the Trust Depositor.

                  Section 3.02 Representations and Warranties Regarding Each Contract and as to Certain Contracts in the Aggregate. The Seller represents and warrants (x) with respect to subsections (a)-(c) below, as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date, and as of each Subsequent Transfer Date with respect to each Subsequent Contract, and (y) with respect to subsections (d)-(f) below, as to the Contract Pool in the aggregate as of the Closing Date, and as of each Subsequent Transfer Date with respect to Subsequent Contracts (after giving effect to the addition of such Subsequent Contracts to the Contract Pool), that:

                  (a) List of Contracts. The information set forth in the List of Contracts (as the same may be amended or deemed amended in respect of a conveyance of Subsequent Contracts on a Subsequent Transfer Date) is true, complete and correct as of the applicable Cutoff Date.

                  (b) Eligible Contract. Such Contract satisfies the criteria for the definition of Eligible Contract set forth in this Agreement as of the date of its conveyance hereunder.

                  Section 3.03 Representations and Warranties Regarding the Initial Contracts in the Aggregate. The Seller represents and warrants, as of the Closing Date, that:

                  (a) Amounts. The ADCB of the Contracts as of the Initial Cutoff Date equals the sum of the principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes on the Closing Date.

                  (b) Characteristics. The Initial Contracts have the following additional characteristics: (i) no Contract has a remaining maturity of more than 96 months; (ii) the final scheduled Distribution Date on the Contract with the latest maturity is not later than April 2007; (iii) no Contract was originated after the Initial Cutoff Date; (iv) not more than 4.23% of Initial Contracts (as measured by ADCB) have purchase options and a stated book value of residual greater than 10% of the original Equipment Cost and (v) not more than 1.56% of the Initial Contracts (as measured by ADCB) provide for Scheduled Payments due on a basis other than monthly.


                  Section 3.04 Representations and Warranties Regarding the Contract Files. The Seller represents and warrants as of the Closing Date with respect to the Initial Contracts (or as of the Subsequent Transfer Date, with respect to Subsequent Contracts), that immediately prior to such date (as applicable), that (i) the Seller had possession of each original Contract and the related complete Contract File, and there were no other custodial agreements relating to the same in effect, (ii) each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; (iii) all blanks on any form have been properly filled in and each form has otherwise been correctly prepared; and (iv) the complete Contract File for each Contract is in the possession of the Collateral Custodian.

                  Section 3.05 Representations and Warranties Regarding Concentrations of Initial Contracts. The Seller represents and warrants as of the Closing Date, as to the composition of the Initial Contracts in the Contract Pool as of the Initial Cutoff Date, that:

                  (a) the sum of the Discounted Contract Balances of Contracts relating to any one Obligor does not exceed 1.50% of the ADCB;

                  (b) the sum of the Discounted Contract Balance of Contracts relating to the five (5) Obligors with the largest aggregate Discounted Contract Balances does not exceed 5.00% of the ADCB;

                  (c) the sum of the Discounted Contract Balances of Contracts relating to Obligors located in California does not exceed 45.00% of the ADCB;

                  (d) the sum of the Discounted Contract Balances of Contracts relating to Obligors located in any state (other than California) does not exceed 10.00% of the ADCB;

                  (e) the sum of the Discounted Contract Balances of Contracts secured by, or representing leases of, Software does not exceed 3.00% of the ADCB;

                  (f) the sum of the Discounted Contract Balances of Contracts having remaining terms from 85 to 96 months does not exceed 3.00% of the ADCB;

                  (g) the sum of the Discounted Contract Balances of Contracts relating to Obligors located within the same zip code area of the State of California does not exceed 5.00% of the ADCB; and

                  (h) the sum of the Discounted Contract Balances of Contracts with purchase options and a stated book value of residual greater than 10% of the original Equipment Cost does not exceed 5.0% of the ADCB.

                  Section 3.06 Representations and Warranties Regarding the Trust Depositor. By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Trust, the Indenture Trustee, the Noteholders and the Certificateholder that:

                  (a) Seller's Representations and Warranties. The representations and warranties set forth in Section 3.02, Section 3.03, Section
3.04 and Section 3.05 are true and correct.

                  (b) Organization and Good Standing. The Trust Depositor is a limited liability company duly formed, validly existing and in good standing under the laws of Delaware and has the power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the Trust Depositor or the Trust.

                  (c) Authorization; Valid Sale; Binding Obligations. The Trust Depositor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. This Agreement and the related Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Assets, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (d) No Consent Required. The Trust Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

                  (e) No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any Requirement of Law applicable to the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

                  (f) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) which, if adversely determined, would in the reasonable judgment of the Trust Depositor have a material adverse effect on the ability of the Trust Depositor or the Trust to perform their respective obligations under the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

                  (g) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" laws by the Trust Depositor.

                  (h) Solvency. The Trust Depositor, at the time of and after giving effect to each conveyance of Trust Assets hereunder, is Solvent on and as of the date thereof.

                  (i) Taxes. The Trust Depositor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

                  (j) Place of Business; No Changes. The Trust Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in Section 13.04 below. The Trust Depositor has not changed its name, whether by amendment of its Certificate of Formation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

                  Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust.

Section 3.07 Representations and Warranties Regarding the
Servicer. The Servicer represents and warrants to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder that:

                  (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Trust. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms hereof.


                  (b) Authorization; Binding Obligations. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms maybe limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) No Consent Required. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

                  (d) No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any Requirements of Law applicable to the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

                  (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, or any other Transaction Document to which the Servicer is a party which, if adversely determined, would in the reasonable judgment of the Servicer have a material adverse effect on the ability of the Servicer or the Trust to perform their respective obligations under the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

                  Section 3.08 Representations and Warranties of Back-Up Servicer and Collateral Custodian. Each of the Back-Up Servicer and the Collateral Custodian represents and warrants to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder that, as of the Closing Date and on each Subsequent Transfer Date, insofar as any of the following affects the Back-Up Servicer's or the Collateral Custodian's, as the case may be, ability to perform its obligations pursuant to this Agreement in any material respect:

                  (a) Organization and Good Standing. Each of the Back-Up Servicer and the Collateral Custodian is an Illinois banking corporation duly organized, validly existing and in good standing under the laws of the State of Illinois with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

                  (b) Power and Authority. Each of the Back-Up Servicer and the Collateral Custodian has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. Each of the Back-Up Servicer and the Collateral Custodian has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action.

                  (c) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by the Back-Up Servicer and the Collateral Custodian (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Back-Up Servicer or the Collateral Custodian, or any term of any material agreement, indenture, mortgage, deed of trust or other instrument to which the Back-Up Servicer or the Collateral Custodian is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to each of the Back-Up Servicer and the Collateral Custodian or any of its properties that might (in the reasonable judgment of the Back-Up Servicer or the Collateral Custodian, as the case may be) materially and adversely affect the performance by the Back-Up Servicer or the Collateral Custodian of its obligations under, or the validity or enforceability of, this Agreement.

                  (d) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Back-Up Servicer or the Collateral Custodian or any of its respective properties is required to be obtained by or with respect to the Back-Up Servicer or the Collateral Custodian in order for the Back-Up Servicer or the Collateral Custodian, as the case may be, to enter into this Agreement or perform its obligations hereunder.


                  (e) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Back-Up Servicer and the Collateral Custodian, enforceable against each in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

                  (f) No Proceeding. There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against the Back-Up Servicer or the Collateral Custodian, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Back-Up Servicer or the Collateral Custodian, as the case may be) materially and adversely affect the performance by the Back-Up Servicer or the Collateral Custodian of its obligations under, or the validity or enforceability of, this Agreement.

                                   ARTICLE IV

           PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

                  Section 4.01 Custody of Contracts.

                  (a) Harris Trust and Savings Bank is hereby appointed as the Collateral Custodian pursuant to this Agreement. Harris Trust and Savings Bank accepts the appointment and agrees to act as the Collateral Custodian pursuant to this Agreement. Subject to the terms and conditions of this Section 4.01, the contents of each Contract File shall be held in the custody of the Collateral Custodian for the benefit of, and as agent for, the Noteholders, the Certificateholder, the Indenture Trustee, and the Owner Trustee as the owner thereof.

                  (b) The Collateral Custodian agrees to maintain the related Contract Files at its offices where they are currently maintained, or at such other offices of the Collateral Custodian in the UCC Filing Locations as shall from time to time be identified to the Trustees by written notice. The Collateral Custodian may temporarily move individual Contract Files or any portion thereof without notice as necessary in accordance with its customary practices and procedures; provided, however, that the Collateral Custodian will take all action necessary to maintain the perfection of the Trust's interest in the Contracts and the proceeds thereof. It is intended that by the Collateral Custodian's agreement pursuant to Section 4.01(a) above and this Section 4.01(b) the Trustees shall be deemed to have possession of the Contract Files for purposes of Section 9-305 of the Uniform Commercial Code of the State in which the Contract Files are located.

                  (c) As custodian, the Collateral Custodian shall have and perform the following powers and duties:

                  (i) hold the Contract Files on behalf of the Noteholders, the Certificateholder, the Trust and the Indenture Trustee, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof and certify to the Owner Trustee and the Indenture Trustee annually that it continues to maintain possession of such Contract Files;

                  (ii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Noteholders, the Certificateholder, the Trust and the Indenture Trustee;

                  (iii) at all times maintain the original of each fully executed Contract and store such original Contract in a fireproof vault; and

                  (iv) within 30 days of the Closing Date (or Subsequent Transfer Date, as the case may be) deliver a certification to the Owner Trustee and the Indenture Trustee certifying that as of a date no earlier than the Closing Date (or Subsequent Transfer Date, as the case may be) it has conducted an inventory of the Contract Files (which in the case of Subsequent Contracts, need be only of the Contract Files related to such Subsequent Contracts) and that there exists a Contract File for each Contract and stating all exceptions to such statement, if any.


                  (d) In performing its duties under this Section 4.01, the Collateral Custodian agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts held by the Collateral Custodian as custodian thereof, and in any event with no less degree of skill and care than would be exercised by a prudent custodian of such Financed Items. The Collateral Custodian shall promptly report to the Owner Trustee and the Indenture Trustee any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Collateral Custodian further agrees not to assert any legal or beneficial ownership interest in the Contracts or the Contract Files, except as provided in Section 5.06.

                 Section 4.02 Filing. On or prior to the Closing Date, the
Trust Depositor and the Servicer shall cause the UCC financing statement(s) referred to in Section 2.02(j) hereof to be filed, and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee may reasonably request to perfect and protect the Trust's first priority perfected interest in the Trust Assets against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

                  Section 4.03 Name Change or Relocation.

                  (a) During the term of this Agreement, none of the Collateral Custodian, the Servicer or the Trust Depositor shall change its name, identity or structure or relocate its chief executive office, or relocate or establish a new location where Contract Files are maintained, without first giving at least 30 days' prior written notice to the Owner Trustee and the Indenture Trustee.

                  (b) If any change in either the Collateral Custodian's or the Trust Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Contract Asset seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust's interests in the Trust Assets and the proceeds thereof. In addition, neither the Collateral Custodian nor the Trust Depositor shall change its place of business (within the meaning of Article 9 of the UCC), or the locations in which Contract Files are maintained, from the locations specified in Section 13.04 below or the UCC Filing Locations unless it has first taken such action as is advisable or necessary to preserve and protect the Trust's interest in the Trust Assets. Promptly after taking any of the foregoing actions, the Collateral Custodian or the Trust Depositor, as the case may be, shall deliver to each Rating Agency, the Owner Trustee and the Indenture Trustee an opinion of counsel reasonably acceptable to the Owner Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Owner Trustee in the Trust Assets have been filed, and reciting the details of such filing.

                  Section 4.04 Sale Treatment. The Trust Depositor shall treat the transfer of Trust Assets made hereunder for all purposes (including financial accounting purposes) as a financing on all of its relevant books, records, financial statements and other applicable documents. For federal income tax purposes the transfer of Trust Assets by the Trust Depositor hereunder shall not be treated as a sale and purchase for federal income tax purposes so long as the Trust is disregarded as a separate entity pursuant to Treasury Regulations
Section 301.7701-3(b)(1)(ii).

                  Section 4.05 Separateness from Trust Depositor. The Servicer agrees to take or refrain from taking or engaging in with respect to the Trust Depositor, as applicable, each of the actions or activities specified in the "substantive consolidation" opinion of Morgan, Lewis & Bockius LLP (including any certificates of the Servicer attached thereto delivered on the Closing Date, upon which the conclusions therein are based.)

                  Section 4.06 Covenants of the Collateral Custodian. The Collateral Custodian hereby covenants that:

                  (a) Contract Files. The Collateral Custodian will not dispose of any documents constituting the Contract Files in any manner which is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Contract except as contemplated by this Agreement.

                  (b) Compliance with Law. The Collateral Custodian will comply with all laws and regulations of any Governmental Authority applicable to the Collateral Custodian or the Contracts in the Contract Pool and related Financed Items and Contract Files or any part thereof.


                  (c) Location of Contract Files. The Contract Files shall remain at all times in the possession of the Collateral Custodian at the address set forth herein unless notice of a different address is given in accordance with the terms hereof.

                  Section 4.07 Duties of Collateral Custodian.

                  (a) The Collateral Custodian shall take and retain custody of the Contract Files delivered or cause to be delivered by the Trust Depositor or the Seller, as the case may be, in accordance with the terms and conditions of this Agreement, all for the benefit of the Trust, the Owner Trustee and the Indenture Trustee. Within five Business Days of its receipt of any Contract File, the Collateral Custodian shall review the related Contract to verify that such Contract has been executed and has no missing or mutilated pages and to confirm (in reliance on the related contract number and Obligor's name) that such Contract is referenced on the related List of Contracts and to confirm that the Contract File contains the original certificate of title or other title document with respect to the related Financed Item (if applicable). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Contract Files hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file, in EXCEL or a comparable format, that contains the related List of Contracts or which otherwise contains the Contract number and the name of the Obligor with respect to each related Contract. If, at the conclusion of such review, the Collateral Custodian shall determine that such Contract is not executed or in proper form on its face, has missing or mutilated pages, or that it is not referenced on such List of Contracts, or that such title document is not contained in the Contract File, the Collateral Custodian shall promptly notify the Servicer, the Seller, the Trust Depositor, the Owner Trustee and the Indenture Trustee of such determination by providing a written report to such Persons setting forth, with particularity, the lack of execution of such Contract, that such Contract has missing or mutilated pages, or the fact that such Contract was not referenced on the related List of Contracts or such title documents were missing. In addition, unless instructed otherwise by the Trust Depositor, the Owner Trustee or Indenture Trustee within 10 days of the Collateral Custodian's delivery of such report, the Collateral Custodian shall return any Contract not referenced on such List of Contracts to the Trust Depositor. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Contract File.

                  (b) If the Collateral Custodian during the process of reviewing the Contract Files finds any document constituting a part of a Contract File which is not properly executed, has not been received, is unrelated to a List of Contracts identified in the List of Contracts or does not conform in a material respect to the description thereof as set forth in the List of Contracts, the Collateral Custodian shall promptly so notify the Servicer and the Trustees, respectively. In performing any such review, the Collateral Custodian may conclusively rely on the Trust Depositor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Collateral Custodian's review of the Contract Files is limited solely to confirming that the documents therein appear on their face to have been executed and received and to relate to the Contracts identified in the List of Contracts. The Seller and Trust Depositor agree to use reasonable efforts to remedy a material defect in a document constituting part of a Contract of which it is so notified. If, however, within 10 days after notice to it respecting such defect neither the Seller nor the Trust Depositor has remedied the defect and the defect materially and adversely affects the interest of the Noteholders or the Certificateholder in the related Contract, the Seller will (i) substitute in lieu of such Contract a Substitute Contract in the manner and subject to the conditions set forth in Section 11.01 or (ii) purchase such Contract at a purchase price equal to the Transfer Deposit Amount.

                  (c) In taking and retaining custody of the Contract Files, the Collateral Custodian shall be deemed to be acting as the agent of the Trust, the Owner Trustee and the Indenture Trustee, provided, however, that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Contract Files or the instruments therein, and provided, further, that the Collateral Custodian's duties as agent shall be limited to those expressly contemplated herein. All Contract Files shall be kept in fireproof vaults or cabinets at the locations specified on Exhibit F attached hereto, or at such other office as shall be specified to the Trust, the Owner Trustee and the Indenture Trustee by the Collateral Custodian in a written notice delivered at least 45 days prior to such change. The Collateral Custodian shall place all Contract Files together in a separate file cabinet with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. The Collateral Custodian shall clearly segregate the Contract Files from any other documents or instruments maintained by the Collateral Custodian. The Collateral Custodian shall clearly indicate that such Contract Files are the sole property of the Trust and that the Trust has granted an interest therein to the Indenture Trustee. In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar contracts which it holds as custodian.

                  (d) Concerning the Collateral Custodian. (i) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and which in good faith it reasonably believes to be genuine and which has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected by in acting upon (a) the written instructions of any designated officer of the Trust Depositor or (b) the verbal instructions of any designated officer of the Trust Depositor.

                  (i) The Collateral Custodian may consult counsel satisfactory to it and the written advice or opinion of such counsel selected by it with due care shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (ii) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith except in the case of its willful misconduct or negligent performance or omission.

                  (iii) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Contracts, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Contracts. The Collateral Custodian shall not be obligated to take any legal action hereunder which might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

                  (iv) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

                  (v) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.

                  (vi) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Contracts.

                  Section 4.08 Access to Certain Documentation and Information Regarding the Contracts. The Collateral Custodian shall provide to the Indenture Trustee, the Owner Trustee and the Trust Depositor access to the Contract Files and all other documentation regarding the Contracts in the Contract Pool and the related Financed Items in such cases where the Indenture Trustee, the Owner Trustee or the Trust Depositor is required in connection with the enforcement of its rights or interests, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable prior written request, (ii) during normal business hours and (iii) subject to the Servicer's and Collateral Custodian's normal security and confidentiality procedures. Prior to the Closing Date and once per fiscal year thereafter, the Indenture Trustee, the Owner Trustee and the Trust Depositor may review the Servicer's collection and administration of the Contracts in order to assess compliance by the Servicer with the Servicer's written policies and procedures, as well as with this Agreement and may conduct an audit of the Contracts and Contract Files in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time; provided, however, that such reviews may occur at any time following the occurrence of an Event of Default; provided further, however, that such reviews will in any case be subject to the same conditions as in clauses (i), (ii) and
(iii) above.

                  Section 4.09 Release of Collateral. The Collateral Custodian shall, with the prior written consent of the Indenture Trustee, deliver to, or at the written direction of, the Trust Depositor each Contract File for Collateral released as described in Section 8.04 of the Indenture.

                                   ARTICLE V

                             SERVICING OF CONTRACTS

     Section 5.01 Appointment and Acceptance; Responsibility for Contract Administration. Fidelity is hereby appointed as Servicer pursuant to this Agreement. Fidelity accepts the appointment and agrees to act as the Servicer pursuant to this Agreement. Harris Trust and Savings Bank is hereby appointed as the Back-Up Servicer pursuant to this Agreement. Harris Trust and Savings Bank accepts the appointment and agrees to act as the Back-Up Servicer pursuant to this Agreement.

     The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Owner Trustee, at the written request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate in the opinion of the Owner Trustee to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer is hereby appointed the servicer hereunder until such time as any Servicer Transfer may be effected under Article VIII.

     Section 5.02 General Duties. The Servicer will service, administer and enforce the Contracts in the Contract Pool on behalf of the Trust and will have full power and authority to do any and all things in connection with such servicing and administration which it deems necessary or desirable and as shall not contravene the provisions of this Agreement. The Servicer will manage, service, administer, and make collections on the Contracts in the Contract Pool with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable contracts that it services for itself or others. The Servicer's duties will include collection and posting of all payments, responding to inquiries of Obligors regarding the Contracts in the Contract Pool, investigating delinquencies, accounting for collections, furnishing monthly and annual statements with respect to collections and payments in accordance with Article Nine hereof, making Servicer Advances, and using its best efforts to maintain the perfected first priority security interest of the Indenture Trustee in the Trust Assets. The Servicer will follow its customary standards, policies, and procedures and will have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration, and collection that it deems necessary or desirable. If the Servicer commences a legal proceeding to enforce a Defaulted Contract pursuant to Section 5.15 or commences or participates in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Contract in the Contract Pool, the Trust will be deemed to have automatically assigned such Contract to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust, pursuant to this Section 5.02, to execute and deliver, on behalf of itself and the Trust, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceedings. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, then the Owner Trustee will, at the Servicer's expense and direction, take steps on behalf of the Trust to enforce the Contract, including bringing suit in the Trust's name.

     Section 5.03 Consent to Assignment or Replacement. At the request of an Obligor, the Servicer may in its sole discretion consent to the assignment of the related Contract or the sublease of a unit of any Financed Item relating to a Contract, so long as such Obligor remains liable for all of its obligations under such Contract. Upon the request of any Obligor, the Servicer may, in its sole discretion, provide for the substitution or replacement of any unit of any Financed Item for a substantially similar unit of any Financed Item, so long as such Obligor remains liable for all of its obligations under such Contract.

     Section 5.04 Disposition Upon Termination of Contract. Upon the termination of a Contract included in the Contract Pool as a result of a default by the Obligor thereunder, and upon any such Contract becoming a Defaulted Contract, the Servicer will use commercially reasonable efforts to dispose of any related Financed Item. Without limiting the generality of the foregoing, the Servicer may dispose of any such Financed Item by purchasing such Financed Item or by selling such Financed Item to any of its Affiliates for a purchase price equal to the fair market value thereof. The Servicer will deposit any Prepayments and any Expired Contracts Proceeds of any such disposition in accordance with
Section 7.01.

     Section 5.05 Subservicers. The Servicer may enter into servicing agreements with one or more subservicers (including any Affiliate of the Servicer) to perform all or a portion of the servicing functions on behalf of the Servicer; provided that the Servicer shall remain obligated and be liable to the Trust for servicing and administering the Contracts in the Contract Pool in accordance with the provisions of this Agreement without diminution of such obligation and liability by virtue of the appointment of such subservicer, to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering such Contracts. The Servicer shall provide written notification of the execution of any subservicing agreement to the Indenture Trustee and shall provide the Indenture Trustee with a copy of such Agreement. The fees and expenses of the subservicer (if any) will be as agreed between the Servicer and its subservicer and neither the Owner Trustee, the Trust, the Indenture Trustee nor the Holders will have any responsibility therefor. All actions of a subservicer taken pursuant to such a subservicer agreement will be taken as an agent of the Servicer with the same force and effect as though performed by the Servicer. The Successor Servicer may terminate any subservicing agreement on or after the date of transfer and shall have no obligation for the payment of any termination fee. No subservicing agreement shall contain provisions inconsistent with the preceding sentence.

     Section 5.06 Further Assurance. The Owner Trustee and the Indenture Trustee will furnish the Servicer, and the Servicer will furnish any subservicer, with any limited powers of attorney and other documents necessary or appropriate to enable the Servicer or a subservicer, as applicable, to carry out its servicing and administrative duties under this Agreement.

     Section 5.07 Notice to Obligors. The Servicer will not be required to notify any Obligor that such Obligor's Contract or related Financed Item, or any security interest in such Contract or any related Equipment, has been sold, transferred, assigned, or conveyed pursuant to this Agreement; provided that, in the event that the Servicer resigns or is replaced, then if the place for payment pursuant to any Contract is changed, the Successor Servicer must give each related Obligor prompt written notice of the appointment of the Successor Servicer and the place to which such Obligor should make payments pursuant to each such Contract.

     Section 5.08 Collection Efforts; Modification of Contracts.

     (a) The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Contracts in the Contract Pool as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable contracts that it services for itself or others.

     (b) The Servicer may, subject to Sections 5.09 and 5.10, at the request of an Obligor and at the Servicer's option, waive, modify or otherwise vary any other provision of a Contract in accordance with its customary and usual practices; provided, that no such waiver, modification or variance shall (except as provided in Sections 5.09, 5.10 and 5.15), without the consent of each Rating Agency,

     (i) have the effect of accelerating, delaying or extending the date for or the amount of any payment of Scheduled Payments with respect to such Contract;

     (ii) be inconsistent with the servicing standards set forth in Section 5.02; or

     (iii) have a material adverse effect on the interests of any of the Trust, the Trustees or the Securityholders.

     Notwithstanding the foregoing, to the extent consistent with the Servicer's past practices, the Servicer may on only one occasion with respect to any Contract, permit a deferment of not more than three consecutive Scheduled Payments (collectively, a "Skipped Payment") under such Contract to the end of the term of such Contract so long as, as of the Date of Processing for such Skipped Payment (i) the sum of the Discounted Contract Balances of all Contracts with respect to which there have been effected Skipped Payment modifications since the Initial Cutoff Date does not exceed 5% of the ADCB for the Contract Pool as of the Initial Cutoff Date, and (ii) such Skipped Payment is deferred to no later than the last day of the Collection Period related to the Distribution Date that is twelve months prior to the Class B Maturity Date. Additionally, notwithstanding the foregoing, the Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing any Contract in the Contract Pool.

     Section 5.09 Prepaid Contract. The Servicer may, at its option and in accordance with its customary and usual practices, agree to permit a Contract in the Contract Pool that is not otherwise contractually prepayable by its terms to become a Prepaid Contract (which shall not include a Contract that becomes a Prepaid Contract due to a Casualty Loss); provided, however, that the Servicer shall not permit the early termination or full prepayment of such a Contract unless (i) such early termination or full prepayment would not result in the Trust receiving an amount (the "Prepayment Amount") less than the Discounted Contract Balance on the Determination Date immediately prior to the date of such prepayment plus any accrued and unpaid interest payments thereon (at the Discount Rate), or (ii) if such early termination or full prepayment would result in the Trust receiving a Prepayment Amount less than the amount set forth in clause (i), either the Source or the Seller shall have agreed to pay the Trust the difference between the Prepayment Amount actually paid and the amount set forth in clause (i) (such payment by the Source or the Seller also to be considered a "Prepayment Amount"). The Servicer shall not be entitled to recover any outstanding Servicer Advances with respect to any Contract so permitted to become a Prepaid Contract except to the extent of amounts in excess of the required Prepayment Amount actually collected by the Servicer from the related Obligor in connection with such prepayment. At the option of the Seller, the Servicer may use the Prepayment Amount to purchase a Substitute Contract for such Prepaid Contract from the Seller.

     Section 5.10 Acceleration. The Servicer, in its sole discretion, may accelerate (or elect not to accelerate) the maturity of all or any Scheduled Payments under any Contract in the Contract Pool under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period); provided that the Servicer is required to accelerate the Scheduled Payments due under any Contract in the Contract Pool (and take other action in accordance with the Seller's past practice, including repossessing or otherwise converting the related Financed Item, to realize upon the value of such Contract and the related Financed Item) to the fullest extent permitted by the terms of such Contract, promptly after such Contract becomes a Defaulted Contract.

     Section 5.11 Taxes and Other Amounts. To the extent provided for in any Contract in the Contract Pool, the Servicer will make reasonable efforts to collect (or cause to be collected) all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Contracts or the Financed Item and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

     Section 5.12 Lockboxes, Etc. On or before the Closing Date with respect to the Initial Contracts and on or before the relevant Subsequent Transfer Date, with respect to Subsequent Contracts, the Servicer shall have instructed all Obligors to make all payments in respect of the Contracts in the Contract Pool to a Lockbox or directly to the Lockbox Account. All Collections received in a Lockbox shall, within one Business Day of receipt thereof, be deposited in the Lockbox Account. In the event that any payments in respect of the Contracts are made directly to the Servicer, the Servicer shall, within two Business Days of receipt thereof, deposit such amounts in the Collection Account. The Servicer shall cause all Collections deposited in the Lockbox Account to be deposited in the Collection Account within two Business Days of the date such Collections are deposited in the Lockbox Account.

     Section 5.13 Remittances. The Servicer will service all Collections in accordance with Section 7.01 hereof. As soon as practicable but in any event not later than the Business Day following the date of establishment by the Servicer that any of the collected funds received in a Lockbox do not constitute Collections on account of the Contracts in the Contract Pool, such monies which do not constitute such Collections, including any Excluded Amounts, shall be remitted to the Seller or other payee.

     Section 5.14 Servicer Advances. For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) which was due and payable pursuant to a Contract in the Contract Pool during such Collection Period was not received prior to the end of such Collection Period, the Servicer is required to make a Servicer Advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof), to the extent that in its sole discretion it determines that it can recoup such amount from subsequent Collections under the related Contract. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (New York time) on the related Transfer Date, in immediately available funds. The Servicer will be entitled to be reimbursed for Servicer Advances pursuant to Sections 7.05(a) and 7.05(b).

     Section 5.15 Realization Upon Defaulted Contract. The Servicer will use its best efforts consistent with its customary and usual practices and procedures in its servicing of contracts to repossess or otherwise comparably convert the ownership of any Financed Item relating to a Defaulted Contract and will act as sales and processing agent for Financed Items which it repossesses. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of contracts and other actions by the Servicer in order to realize upon such Financed Item, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and repossessing and selling such Financed Item at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, the Servicer may sell any such Financed Item to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof. In any case in which any such Financed Item has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Financed Item unless it determines in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Liquidation Proceeds received in connection with the sale or disposition of Financed Items relating to a Defaulted Contract in accordance with Section 7.01 net of any amounts payable to a Source.

     Section 5.16 Maintenance of Insurance Policies. The Servicer will use its best efforts to ensure that each Obligor maintains an Insurance Policy with respect to the related Financed Items in an amount at least equal to the sum of the Discounted Contract Balance of the related Contract in the Contract Pool; provided that the Servicer, in accordance with its customary servicing procedures, may allow Obligors to self-insure. Additionally, the Servicer will require that each Obligor maintain property damage liability insurance during the term of each Contract in the Contract Pool in amounts and against risks customarily insured against by the Obligor on equipment owned by it. If an Obligor fails to maintain property damage insurance, the Servicer may purchase and maintain such insurance on behalf of, and at the expense of, the Obligor. In connection with its activities as Servicer of the Contracts, the Servicer agrees to present, on behalf of itself, the Trust, the Indenture Trustee and the Holders, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Contract. The Servicer's Insurance Policies with respect to the related Financed Items will insure against liability for personal injury and property damage relating to such Financed Items, will name the Indenture Trustee as an insured thereunder and will contain a breach of warranty clause.

     Section 5.17 Other Servicer Covenants. The Servicer hereby covenants that:

     (a) Compliance with Law. The Servicer will comply, in all material respects, with all laws and regulations of any Governmental Authority applicable to the Servicer or the Contracts in the Contract Pool and related Financed Items and Contract Files or any part thereof; provided that the Servicer may contest any such law or regulation in any reasonable manner which will not materially and adversely affect the value of (or the rights of the Trust on behalf of the Holders or the Indenture Trustee on behalf of the Noteholders, with respect to) the Trust Assets.

     (b) Obligations with Respect to Contracts; Modifications. The Servicer will duly fulfill and comply with, in all material respects, all obligations on the part of the Trust Depositor to be fulfilled or complied with under or in connection with each Contract in the Contract Pool and will do nothing to impair the rights of the Indenture Trustee and the Holders in, to and under the Trust Assets. The Servicer will perform such obligations under the Contracts in the Contract Pool and will not change or modify the Contracts, except as otherwise provided herein and except insofar as any such failure to perform, change or modify would not materially and adversely affect the value of(or the rights of the Trust, on behalf of the Holders, or the Indenture Trustee, on behalf of the Noteholders, with respect to) the Contracts or the related Financed Items.

     (c) No Bankruptcy Petition. Prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, the Servicer will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 5.17(c) will survive the termination of this Agreement.

     (d) Year 2000 Compliance. The Servicer covenants that its computer and other systems used in servicing the Contracts will be modified to operate in a manner such that on and after January 1, 2000 (i) the Servicer can service the Contracts in accordance with the terms of this Agreement and (ii) the Servicer can operate its business in the same manner as it is operating on the date hereof.

     (e) Credit and Collection Policies. The Servicer will comply in all material respects with its credit and collection policies in regard to each Contract Asset and the related Contract.

     (f) Compliance with ERISA. The Servicer will establish, maintain and operate all Multiemployer Plans to comply in all material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder.

     (g) Maintenance of Insurance. The Servicer will maintain, or cause each Obligor to maintain, with respect to the Contracts which are the Contract Assets and the Financed Item related thereto, casualty and general liability insurance in an amount and of a nature consistent with the credit and collection policies, which casualty insurance may be provided by a subsidiary or other affiliate of the Seller. The Servicer shall remit, or shall cause to be remitted, the proceeds of any such insurance policy to the Collection Account unless such proceeds are immediately applied to pay the cost of repairs to or replacement of the Financed Item.

     (h) Change in Business or Credit and Collection Policies. The Servicer will not, without the written consent of the Trust Depositor, make any material change in its credit and collection policies, which change would materially impair the collectibility of any Contract Asset.

     (i) Change in Lockbox Agreement. The Servicer will not make any amendment, change or other modification to the terms of the Lockbox Agreement, except to add parties thereto solely with respect to collections relating to assets other than the Contract Assets, other than with the prior written consent of the Indenture Trustee, such consent not to be unreasonably withheld.

     (j) Terminate or Reject Contracts. The Servicer will not terminate or reject any Contract under which a Contract Asset has arisen prior to the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code) unless, prior to such termination or rejection, the Seller repurchases the Contract Asset in the manner described in Section 11.01 hereof.

     (k) Accounting Treatment. The Servicer will not prepare any financial statements or other statements which shall account for the transactions contemplated by the Transfer and Sale Agreement in any manner other than as the sale of the Contract Assets by the Seller to the Trust Depositor.

     (l) Extension or Amendment of Assets. The Servicer will not, except in accordance with its credit and collection policy, extend, amend or otherwise modify, the terms of any Contract Asset, or amend, modify or waive, any term or condition of any Contract constituting part thereof.

     Section 5.18 Servicing Compensation. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in Section 5.19, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Collection Period (or portion thereof) prior to the termination of the Trust (with respect to each Collection Period, the "Servicing Fee") equal to the product of (A) 1/12, (B) the Servicing Fee Rate and (C) the ADCB of the Contract Pool as (not including amounts in the Pre-Funding Account during the Pre-Funding Period) as of the second preceding Calculation Date.

     Section 5.19 Payment of Certain Costs and Expenses by Servicer. The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, the Owner Trustee, the Administrator, the Indenture Trustee, the Back-Up Servicer, the Collateral Custodian, taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Trust or the Trust Depositor, but excluding Liquidation Expenses incurred as a result of activities contemplated by Section 5.15; provided, however, that the Servicer shall be required to pay the fees and expenses of the Back-Up Servicer, the Collateral Custodian, the Owner Trustee and the Indenture Trustee only to the extent the Administrative Fee payable on any applicable Distribution Date is insufficient for the payment thereof when due. The Servicer will be required to pay all reasonable fees and expenses owing to the Owner Trustee or the Indenture Trustee in connection with the maintenance of the Trust Accounts. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment or reimbursement therefor other than the Servicing Fee.

     The Servicer also agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustees' and Trust's right, title and interest in and to the Contract Assets (including, without limitation, the security interest in the Equipment related thereto and the security interests provided for in the Indenture).

     Notwithstanding the foregoing, in connection with any termination of the Servicer or other transition expenses following an Event of Default, the Servicer shall not be required to reimburse the Indenture Trustee or the Back-Up Servicer for expenses or transition costs to the extent such expenses or costs of the Indenture Trustee and the Back-Up Servicer exceed, in the aggregate, $150,000.

     Section 5.20 Records. The Servicer shall, during the period it is Servicer hereunder, maintain such books of account and other records as will enable the Owner Trustee and the Indenture Trustee to determine the status of each Contract.

     Section 5.21 Inspection.

     (a) At all times during the term hereof, upon prior request of the Servicer, such request not to be unreasonably denied, the Servicer shall afford the Owner Trustee, the Back-Up Servicer and the Indenture Trustee and their respective authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Owner Trustee or the Indenture Trustee, or such authorized agents, and allow copies of the same to be made. The examination referred to in this Section will be (i) conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, (ii) conducted during normal business hours and
(iii) subject to the Servicer's normal security and confidentiality procedures. Without otherwise limiting the scope of the examination the Owner Trustee or the Indenture Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Computer Disk and records relating thereto for conformity to Monthly Reports prepared pursuant to Article IX and compliance with the standards represented to exist as to each Contract in this Agreement.

     (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by Securityholders.

     Section 5.22 Trustees to Cooperate in Releases. At the same time as (i) any Contract in the Contract Pool becomes an Expired Contract and the Financed Items related to such Contract is sold, (ii) any Contract becomes a Prepaid Contract and in connection therewith the Financed Items related to such Prepaid Contract is sold, or (iii) the Servicer substitutes or replaces any unit of Financed Items as contemplated in Section 5.03, the Owner Trustee, on behalf of the Trust, and the Indenture Trustee, on behalf of the Noteholders, will to the extent requested in writing by the Servicer release the Trust's interest in the Financed Items relating to such Expired Contract or Prepaid Contract or such substituted or replaced Financed Items, as the case may be; provided that such release will not constitute a release of the Trust's interest in the proceeds of such sale (other than with respect to Financed Items that are replaced pursuant to Section 5.03). In connection with any sale of such Financed Items, the Owner Trustee, on behalf of the Trust, and the Indenture Trustee will execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may request in order to effect such release and transfer; provided that neither the Owner Trustee nor the Indenture Trustee will make any representation or warranty, express or implied, with respect to any such Financed Items in connection with such sale or transfer and assignment. Nothing in this Section 5.22 shall diminish the Servicer's obligations pursuant to Section 7.01 with respect to the proceeds of any such sale.

     Section 5.23 Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is or becomes impermissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Rating Agencies, the Trust Depositor, the Owner Trustee, the Indenture Trustee and the Back-Up Servicer. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.03.

     Section 5.24 Merger or Consolidation of Servicer. The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Servicer is the surviving entity and unless:

     (i) the Servicer has delivered to each Rating Agency, the Trust Depositor, the Owner Trustee, the Indenture Trustee and the Back-Up Servicer an Officer's Certificate and an Opinion of Counsel each stating that any consolidation, merger, conveyance or transfer and such supplemental agreement comply with this
Section 5.24 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Servicer and such other matters as any Rating Agency, the Trust Depositor, the Owner Trustee or the Indenture Trustee may request;

     (ii) the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to the Rating Agencies, the Trust Depositor, the Owner Trustee and the Indenture Trustee, and each such party shall have provided its written consent of such action (or, in the case of each Rating Agency, the Rating Agency Condition shall have been satisfied with respect thereto); and

     (iii) after giving effect thereto, no Event of Default or event which with notice or lapse of time would constitute an Event of Default shall have occurred.

     Section 5.25 Indemnification.

     (a) The Servicer agrees to and hereby does indemnify and hold harmless the Noteholders, the Certificateholder, the Owner Trustee, the Trust Depositor, the Trust and the Indenture Trustee and its officers, directors, agents and employees from and against any and all liabilities, claims, losses, costs, penalties, expenses or damages of the Noteholders, the Certificateholder, the Owner Trustee and the Indenture Trustee and its officers directors, agents and employees resulting in any way from either the failure of such Servicer to observe or perform any of its covenants or agreements contained in this Agreement or the breach by such Servicer of a representation or warranty contained in this Agreement or willful misfeasance, bad faith or negligence by such Servicer in the performance of its obligations or duties hereunder or for reckless disregard by such Servicer of such obligations and duties; provided, however, that the Servicer shall not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of any Noteholder, the Certificateholder, the Owner Trustee or the Indenture Trustee. The Servicer also agrees to indemnify the Issuer for any state or local taxes imposed on the Trust as a result of the location of such Servicer's servicing activities.

     (b) Each indemnified party hereunder shall give prompt written notice from time to time to the applicable indemnifying party or parties of material developments in matters which may give rise to liability of such indemnifying parties hereunder; provided, however, that failure to give such notice shall not relieve the indemnifying party of any liability except to the extent of actual prejudice.

     Section 5.26 Back-Up Servicer.

     (a) On or before the Closing Date, until the receipt by the Servicer of a Termination Notice, the Back-Up Servicer shall perform the following duties and obligations:

     (i) On or before the Closing Date, the Back-Up Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Reports in hard copy and on computer tape; provided, however, the computer tape is in an MS-DOS, PC readable ASCII format or format to be agreed upon by the Back-Up Servicer and the Servicer on or prior to closing.

     (ii) Not later than 12:00 noon New York time four Business Days prior to each Distribution Date, the Back-Up Servicer shall accept delivery of electronic data from the Servicer, which shall contain the following information: the name, number and name of the related Obligor for each Contract, the collection status, the contract status, the principal balance, the maturity date, the remaining term, the payment stream associated with each Contract and the ADCB (the "Tape").

     The Servicer shall provide, or cause any subservicer to provide, the Tape on each Reporting Date as described above.

     (b) On or before each Distribution Date, and until the receipt by the Servicer of a Termination Notice, the Back-Up Servicer shall perform the following duties and obligations:

     (i) Prior to the related Distribution Date, the Back-Up Servicer shall review the Monthly Report to ensure that it is complete on its face and that the following items in such Monthly Report have been accurately calculated, if applicable, and reported: (A) the ADCB, (B) the accounts that are 30-60 days past due, (C) the accounts that are 61-90 days past due, (D) the accounts that are 90+ days past due and (E) the accounts that are Defaulted Contracts. The Back-Up Servicer shall notify the Indenture Trustee and the Servicer of any disagreements with the Monthly Report based on such review not later than the Business Day preceding such Distribution Date to such Persons.

     (ii) If the Servicer disagrees with the report provided under paragraph (i) above by the Back-Up Servicer or if the Servicer or any subservicer has not reconciled such discrepancy, the Back-Up Servicer agrees to confer with the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Servicer if possible, and notify the Trust Depositor, the Owner Trustee and the Indenture Trustee of the resolution thereof. The Servicer hereby agrees to cooperate at its own expense, with the Back-Up Servicer in reconciling any discrepancies herein. If within 20 days after the delivery of the report provided under paragraph (i) above by the Back-Up Servicer, such discrepancy is not resolved, the Back-Up Servicer shall promptly notify the Trust Depositor, the Owner Trustee and the Indenture Trustee of the continued existence of such discrepancy. In such event, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Monthly Report and, prior to the next succeeding Distribution Date, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Monthly Report for the related Determination Date.

     With respect to the foregoing, the Back-Up Servicer, in the performance of its duties and obligations hereunder, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

     (c) After the receipt of an effective Termination Notice by the Servicer in accordance with Section 8.02 of this Agreement, all authority, power, rights and responsibilities of the Servicer under this Agreement, whether with respect to the Contracts or otherwise, shall pass to and be vested in the Back-Up Servicer or the Successor Servicer, as the case may be, subject to and in accordance with the provisions of this Section 5.26 and Section 8.03 of this Agreement.

     (d) Any Person (i) into which the Back-Up Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Back-Up Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Back-Up Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Back-Up Servicer hereunder, shall be the successor to the Back-Up Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

     (e) The Back-Up Servicer may resign at any time by not less than 90 days notice to the Rating Agencies, the Indenture Trustee, the Owner Trustee, the Servicer and the Trust Depositor. In addition, the Back-Up Servicer may be removed without cause by the Issuer by notice then given in writing to the Servicer and the Back-Up Servicer. In the event of any such resignation or removal, the Back-Up Servicer may be replaced by (i) the Servicer, acting with the consent of the Indenture Trustee or (ii) if no such replacement is appointed within 30 days following such removal or resignation, by the Indenture Trustee.

     (f) The Back-Up Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Back-Up Servicer hereunder. Without limiting the generality of the foregoing, the Back-Up Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Back-Up Servicer shall not be required to expend or risk its own funds in the performance of its duties hereunder except to the extent of the fees received by it hereunder in connection with such performance. The Back-Up Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement; provided, however, that the Back-Up Servicer shall at all times remain primarily responsible for the performance of such duties and obligations; provided further, however, and without diminishing the obligation of the Back-Up Servicer to perform such duties and obligations, to the extent such an agent, attorney or custodian is necessary for the performance of the Back-Up Servicer's duties and obligations hereunder, the Back-Up Servicer shall not be responsible for the negligent acts of such an agent, attorney or custodian if the Back-Up Servicer chose such agent, attorney or custodian with due care. Neither the Back-Up Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses which result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

     Section 5.27 Back-Up Servicer Indemnification. The original Servicer shall defend, indemnify and hold the Back-Up Servicer and any officers, directors, employees or agents of the Back-Up Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Back-Up Servicer may sustain in connection with the claims asserted at any time by third parties against the Back-Up Servicer which result from (i) any willful misconduct or gross negligence of the Servicer or (ii) a breach of any representations of the Servicer in Section 3.07 hereof. Notwithstanding the foregoing, the Servicer shall not indemnify the Back-Up Servicer if such loss, liability, expense, damage or injury results or arises as a result of fraud, negligence, (unless the Back-Up Servicer is expressly held to a higher standard of care by this Agreement) or breach of fiduciary duty, or representation or warranty, by the Back-Up Servicer. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The indemnification provided by this Section 5.27 shall survive the termination of this Agreement.

     Section 5.28 Back-Up Servicer Covenants. The Back-Up Servicer hereby covenants that it will comply with all laws and regulations of any Governmental Authority applicable to the Back-Up Servicer.

                                   ARTICLE VI

                        COVENANTS OF THE TRUST DEPOSITOR

     Section 6.01 Corporate Existence. During the term of this Agreement, the Trust Depositor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Trust Depositor and its Affiliates will be conducted on an arm's-length basis.

     Section 6.02 Contracts Not to be Evidenced by Promissory Notes. The Trust Depositor will take no action to cause any Contract not originally evidenced by an instrument as described in Section 2.06 hereof, to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Contract.

     Section 6.03 Security Interests. The Trust Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract in the Contract Pool or related Financed Items, whether now existing or hereafter transferred to the Trust, or any interest therein (except as expressly set forth herein). The Trust Depositor will immediately notify the Owner Trustee and the Indenture Trustee of the existence of any Lien on any Contract in the Contract Pool or related Financed Items; and the Trust Depositor shall defend the right, title and interest of the Trust in, to and under the Contracts in the Contract Pool and the related Financed Items, against all claims of third parties; provided, however, that nothing in this Section 6.03 shall prevent or be deemed to prohibit the Trust Depositor from suffering to exist Permitted Liens upon any of the Contracts in the Contract Pool or any related Financed Items.

     Section 6.04 Delivery of Collections. The Trust Depositor agrees to pay to the Servicer promptly (but in no event later than two Business Days after receipt) all Collections received by the Trust Depositor in respect of the Contracts in the Contract Pool, for application in accordance with Section 7.01.

     Section 6.05 Regulatory Filings. The Trust Depositor shall make any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or that Trust Depositor deems advisable to comply with any federal or state securities or reporting requirements laws.

     Section 6.06 Compliance with Law. Trust Depositor hereby agrees to comply in all material respects with all Requirements of Law applicable to Trust Depositor.

     Section 6.07 Activities. The Trust Depositor shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement or the other Transaction Documents; provided, however, that the Trust Depositor may purchase and sell (or grant Liens in respect of) assets similar to the Contract Assets to other Persons in securitization or other non-recourse financing transactions involving the Seller or any of their Affiliates on terms and conditions (with respect to liabilities and restrictions on its activities, as well as restrictions on its interactions with the Seller or their Affiliates, relevant to the "bankruptcy remoteness" or "substantive consolidation" analysis relating to the Trust Depositor) substantially similar to the terms and conditions applicable to the Trust Depositor under the Transaction Documents.

     Section 6.08 Indebtedness. The Trust Depositor shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except
(i) obligations incurred under this Agreement, (ii) liabilities incident to the day to day operations of the Trust Depositor, or (iii) liabilities incident to the maintenance of its existence in good standing.

     Section 6.09 Guarantees. The Trust Depositor shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise except in connection with the transactions described in Section 6.07.

     Section 6.10 Investments. The Trust Depositor shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Contracts from the Seller, or (ii) for investments in Eligible Investments in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, the Trust Depositor shall not: (i) provide credit to any Securityholder for the purpose of enabling such Securityholder to purchase any Securities or (ii) lend any money to the Trust.

     Section 6.11 Merger; Sales. The Trust Depositor shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution) or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

     Section 6.12 Distributions. The Trust Depositor shall not declare or pay, directly or indirectly, any distribution (whether in cash or other property) with respect to the profits, assets or capital of the Trust Depositor or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its limited liability company interests now or hereafter outstanding, except that so long as no Event of Default has occurred and is continuing and no Event of Default would occur as a result thereof or after giving effect thereto and the Trust Depositor would continue to be Solvent as a result thereof and after giving effect thereto, the Trust Depositor may make distributions in respect of its limited liability company interests.

     Section 6.13 Other Agreements. The Trust Depositor shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement and the other Transaction Documents to which it is a party and any agreement relating to another securitization transaction permitted by Section
6.07 nor shall it amend or modify the provisions of its Certificate of Formation or limited liability company agreement or issue any power of attorney except to the Owner Trustee, the Indenture Trustee or the Servicer except in accordance with the Transaction Documents.

     Section 6.14 Separate Corporate Existence. The Trust Depositor shall:

     (a) Maintain its own deposit account or accounts, or cause such accounts to be maintained on its behalf, separate from those of any Affiliate, with commercial banking institutions. The funds of the Trust Depositor will not be diverted to any other Person or for other than corporate uses of the Trust Depositor.

     (b) Ensure that, to the extent that it shares the same officers or other employees as any of its members or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

     (c) Ensure that, to the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Trust Depositor contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Trust Depositor and any of its Affiliates shall be only on an arm's length basis.

     (d) To the extent that the Trust Depositor and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

     (e) Conduct its affairs strictly in accordance with its limited liability company agreement.

     (f) Take or refrain from taking, as applicable, each of the activities specified in the "substantive consolidation" opinion of Morgan, Lewis & Bockius LLP, delivered on the Closing Date, upon which the conclusions expressed therein are based.

     Section 6.15 Location; Records. The Trust Depositor (x) shall not move outside the Commonwealth of Pennsylvania, the location of its chief executive office, without 45 days' prior written notice to the Owner Trustee and the Indenture Trustee and (y) will promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue the first priority perfected security interest of the Indenture Trustee in all Contracts in the Contract Pool. The Trust Depositor will give the Owner Trustee and the Indenture Trustee prompt notice of a change within the State of Pennsylvania of the location of its chief executive office.

     Section 6.16 Liability of Trust Depositor; Indemnities. The Trust Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Depositor under this Agreement.

     The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, the Back-Up Servicer, the Collateral Custodian, the Indenture Trustee and the Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, Pennsylvania personal property replacement privilege or license taxes (but, in the case of the Trust, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Trust or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificate or the Notes) and costs and expenses in defending against the same.

     The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, the Back-Up Servicer, the Collateral Custodian, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of the Trust Depositor's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

     The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, the Back-Up Servicer, the Collateral Custodian and the Indenture Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability in the case of (i) the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee, or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, or (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee.

     The Trust Depositor shall indemnify, defend and hold harmless the Owner Trustee, the Back-Up Servicer, the Collateral Custodian and the Indenture Trustee from and against any loss, liability or expense incurred by reason of the Trust Depositor's or Trust's violation of federal or state securities laws in connection with the offering and sale of the Notes.

     Notwithstanding the foregoing, the Trust Depositor shall not be liable for any costs, expenses, losses, claims, damages or liabilities in an amount in excess of the total assets of the Trust Depositor. Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Trust Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Trust Depositor, without interest. The Trust Depositor's payment obligations under this Section
6.16 shall survive the discharge of this Agreement.

     Section 6.17 Bankruptcy Limitations. The Trust Depositor shall not, without the affirmative vote of a majority of the members of the Trust Depositor (which must include the affirmative vote of at least one duly appointed Independent member) (A) voluntarily dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any action in furtherance of the actions set forth in clauses (A) through (F) above; provided, however, that no member of the Trust Depositor may be required to consent to the institution of bankruptcy or insolvency proceedings against the Trust Depositor so long as it is Solvent.

     Section 6.18 Limitation on Liability of Trust Depositor and Others. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of the Owner Trustee's or the Indenture Trustee's willful misfeasance, bad faith or negligence (or gross negligence in the case of the Owner Trustee) (except errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Trust Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     Section 6.19 Chief Executive Office. During the term of this Agreement, the Trust Depositor will maintain its chief executive office in the Commonwealth of Pennsylvania.

                                  ARTICLE VII

                    ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS

     Section 7.01 Trust Accounts; Collections.

     (a) On or before the Closing Date, the Servicer shall establish the Collection Account, the Note Distribution Account, the Certificate Distribution Account, the Reserve Fund, the Pre-Funding Account and the Capitalized Interest Account, each in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholder, respectively. The Servicer and Indenture Trustee are hereby required to ensure that each of the Trust Accounts is established and maintained as an Eligible Account with a Qualified Institution. If any institution with which any of the accounts established pursuant to this
Section 7.01(a) are established ceases to be a Qualified Institution, the Servicer or the Indenture Trustee (as the case may be) shall within 10 Business Days establish a replacement account at a Qualified Institution after notice of such event.

     (b) The Servicer shall deposit or cause to be deposited, without deposit into any intervening account, into the Collection Account as promptly as practical after the Date of Processing (but in any case not later than the second Business Day following the Date of Processing thereof, and in all events not later than five Business Days following actual receipt of such remittance by the Servicer), all Collections on deposit with the Servicer in the form of available funds in a Lockbox Account, and all Collections otherwise received by the Servicer.

     (c) Notwithstanding Section 7.01(b), the Servicer shall deposit or cause to be deposited, on the Closing Date and on each Subsequent Transfer Date thereafter, in immediately available funds into the Collection Account, all Collections received after the applicable Cutoff Date and through and including the Closing Date or Subsequent Transfer Date, as the case may be, in respect of Contracts being transferred to the Trust on such date.

     (d) Notwithstanding Sections 7.01(b) and (c), the Servicer shall not be required to deposit or cause to be deposited Collections on any Contracts in the Contract Pool on which (and to the extent that) the Servicer has previously made a Servicer Advance which has not been reimbursed, which amounts the Servicer may retain (as reimbursement of such Servicer Advance).

     (e) Notwithstanding Sections 7.01(b) and (c), if (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Contract in the Contract Pool and such Collection was received by the Servicer in the form of a check which is not honored for any reason, or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

     Section 7.02 Reserve Fund. (a) On the Closing Date, the Trust Depositor shall deposit (or cause to be deposited) the Reserve Fund Initial Deposit into the Reserve Fund from the net proceeds of the Securities.

     (b) If on any Distribution Date, the amounts on deposit in the Reserve Fund (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the Reserve Fund Amount, the Indenture Trustee shall pursuant to the Monthly Report distribute the excess of the amount on deposit in the Reserve Fund over the Reserve Fund Amount to the Holder of the Certificate. Additionally, if on any Distribution Date, the amounts on deposit in the Reserve Fund (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the aggregate outstanding Principal Amounts of the Notes, the Indenture Trustee shall pursuant to the Monthly Report distribute the excess of the amount on deposit in the Reserve Fund over the aggregate outstanding Principal Amounts of the Notes to the Holder of the Certificate.

     Section 7.03 Trust Account Procedures. If the Servicer so directs, in writing, the Indenture Trustee shall invest the amounts in the Trust Accounts in Qualified Eligible Investments of the type specified in such written direction that mature not later than one Business Day prior to the next succeeding Distribution Date except for Eligible Investments described in item (vi) of that definition. Any loss on such investments shall be deposited in the applicable Trust Account by the Servicer out of its own funds immediately as realized. Funds in the Trust Accounts not so invested must be insured to the extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Subject to the restrictions herein, the Indenture Trustee may purchase a Qualified Eligible Investment from itself or an Affiliate. Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this
Section 7.03. All Investment Earnings on investments of funds in the Trust Accounts (other than investment earnings on the Pre-Funding Account (which earnings shall be deposited into the Capitalized Interest Account in accordance with Section 7.06) or the Reserve Fund) shall be deposited in the Collection Account pursuant to Section 7.01 and distributed on the next Distribution Date pursuant to Section 7.05. The Trust Depositor and the Trust agree and acknowledge that the Indenture Trustee is to have "control" (within the meaning of Section 8-102 of the UCC as enacted in Illinois) of collateral comprised of "Investment Property" (within the meaning of Section 9-115 of the UCC as enacted in Illinois) for all purposes of this Agreement. In the absence of timely written direction from the Servicer, the Indenture Trustee shall invest amounts in the Trust Accounts in Qualified Eligible Investments of the type specified in clause (vi) of the definition of Eligible Investments herein. In no event shall the Indenture Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provided timely written investment direction.

     Section 7.04 Securityholder Distributions.

     (a) Each Noteholder and Certificateholder as of the related Record Date shall be paid on the next succeeding Distribution Date by check mailed to such Noteholder or Certificateholder at the address for such Noteholder or Certificateholder appearing on the Note Register or Certificate Register or by wire transfer if such Noteholder or Certificateholder provides written instructions to the Indenture Trustee, or Owner Trustee, respectively, at least ten days prior to such Distribution Date.

     (b) The Indenture Trustee shall serve as the Paying Agent hereunder and shall make the payments to the Noteholders and Certificateholder required hereunder. The Indenture Trustee hereby agrees that all amounts held by it for payment hereunder will be held in trust for the benefit of the Noteholders and Certificateholder.

     Section 7.05 Allocations and Distributions.

     (a) Allocations and Distributions Prior to an Event of Default. On each Determination Date prior to an Event of Default, the Servicer, pursuant to written monthly payment instructions and notification, shall instruct the Indenture Trustee to withdraw, and on the succeeding Distribution Date the Indenture Trustee acting in accordance with such written instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to this Section and, with respect to the amounts described in clauses
(iv) through (xv) below, deposited to the Note Distribution Account (pursuant to Sections 3.01 and 8.02(b) of the Indenture) in order to make the following payments or allocations from the Available Funds for the related Distribution Date (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such Distribution Date have been made), in the following order of priority:

     (i) pay to the Servicer, the amount of any unreimbursed Servicer Advance (to the extent not reimbursed under Section 7.01(a));

     (ii) pay to the Servicer, the monthly Servicing Fee for the preceding monthly period together with any amounts in respect of the Servicing Fee that were due in respect of prior monthly periods that remain unpaid;

     (iii) pay to the Back-Up Servicer, the Collateral Custodian, the Owner Trustee and the Indenture Trustee an amount equal to the Administrative Fee then due, together with any accrued and unpaid Administrative Fees;

     (iv) pay to the Indenture Trustee on behalf of the Class A-l Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders an amount equal to interest accrued in respect of the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes at the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate and Class A-4 Interest Rate, respectively, for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available Funds shall be allocated to each Holder of a Class A Note pro rata based upon the outstanding principal amount thereof;

     (v) pay to the Indenture Trustee on behalf of the Class B Noteholders an amount equal to the interest accrued thereon at the Class B Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided, that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be paid to each Holder of a Class B Note pro rata based on the outstanding principal amount thereof;

     (vi) pay to the Indenture Trustee on behalf of the Class C Noteholders, an amount equal to the interest accrued thereon at the Class C Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided, that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be paid to each Holder of a Class C Note pro rata based on the outstanding principal amount thereof;

     (vii) pay to the Indenture Trustee on behalf of the Class D Noteholders, an amount equal to the interest accrued thereon at the Class D Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided, that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be paid to each Holder of a Class D Note pro rata based on the outstanding principal amount thereof;

     (viii) pay to the Indenture Trustee, on behalf of the Class A-1 Noteholders, the Class A Principal Payment Amount for such Distribution Date; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class A-1 Note pro rata based on the outstanding principal amount thereof;

     (ix) pay to the Indenture Trustee, on behalf of the Class A-2 Noteholders,
(A) $0 until the Distribution Date on which the Principal Amount of Class A-1 Notes is $0 and (B) on each subsequent Distribution Date, the Class A Principal Payment Amount; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class A-2 Note pro rata based on the outstanding principal amount thereof;

     (x) pay to the Indenture Trustee, on behalf of the Class A-3 Noteholders,
(A) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes and Class A-2 Notes is $0 and (B) on each subsequent Distribution Date, the Class A Principal Payment Amount; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class A-3 Note pro rata based on the outstanding principal amount thereof;

     (xi) pay to the Indenture Trustee, on behalf of the Class A-4 Noteholders,
(A) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes is $0 and (B) on each subsequent Distribution Date, the Class A Principal Payment Amount; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class A-4 Note pro rata based on the outstanding principal amount thereof;

     (xii) pay to the Indenture Trustee, on behalf of the Class B Noteholders,
(A) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes is $0 and (B) on each subsequent Distribution Date, the Class B Principal Payment Amount; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class B Note pro rata based on the outstanding principal amount thereof;

     (xiii) pay to the Indenture Trustee, on behalf of the Class C Noteholders,
(A) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes is $0 and (B) on each subsequent Distribution Date, the Class C Principal Payment Amount; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class C Note pro rata based on the outstanding principal amount thereof;

     (xiv) pay to the Indenture Trustee, on behalf of the Class D Noteholders,
(A) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes is $0 and (B) on each subsequent Distribution Date, the Class D Principal Payment Amount; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class D Note pro rata based on the outstanding principal amount thereof;

     (xv) pay to the Indenture Trustee:

(A) on behalf of the Class A-1 Noteholders, the Additional Principal, if any, until the Principal Amount of the Class A-1 Notes is $0; provided, that if the amount of Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class A-1 Notes is $0, then such excess shall be paid to the Class A-2 Noteholders;

(B) on behalf of the Class A-2 Noteholders, (1) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes is $0 and (2) on each subsequent Distribution Date, the Additional Principal, if any, until the Principal Amount of the Class A-2 Notes is $0; provided, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class A-2 Notes to $0, then such excess shall be paid to the Class A-3 Noteholders;

(C) on behalf of the Class A-3 Noteholders, (1) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes and Class A-2 Notes is $0 and (2) on each subsequent Distribution Date, the Additional Principal, if any, until the Principal Amount of the Class A-3 Notes is $0; provided, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class A-3 Notes to $0, then such excess shall be paid to the Class A-4 Noteholders;

(D) on behalf of the Class A-4 Noteholders, (1) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes is $0 and (2) on each subsequent Distribution Date, the Additional Principal, if any, until the Principal Amount of the Class A-4 Notes is $0; provided, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class A-4 Notes to $0, then such excess shall be paid to the Class B Noteholders;

(E) on behalf of the Class B Noteholders, (1) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes is $0 and (2) on each subsequent Distribution Date, the Additional Principal, if any, until the Principal Amount of the Class B Notes is $0; provided, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class B Notes to $0, then such excess shall be paid to the Class C Noteholders;

(F) on behalf of the Class C Noteholders, (1) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes is $0 and (2) on each subsequent Distribution Date, the Additional Principal, if any, until the Principal Amount of the Class C Notes is $0; provided, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class C Notes to $0, then such excess shall be paid to the Holder of the Certificate; and

(G) on behalf of the Class D Noteholders, (1) $0 until the Distribution Date on which the Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes is $0 and (2) on each subsequent Distribution Date, the Additional Principal, if any, until the Principal Amount of the Class D Notes is $0; provided, that if the Additional Principal exceeds the amount needed to reduce the Principal Amount of the Class D Notes to $0, then such excess shall be paid to the Holder of the Certificate.

     (xvi) pay to the Indenture Trustee, for deposit into the Reserve Fund, any Available Funds not necessary to make the payments described in paragraphs (A) through (O) above to the extent that such amount is necessary to cause the amounts on deposit in the Reserve Fund to equal the Reserve Fund Amount; and

     (xvii) pay any remaining Available Funds to the Holder of the Certificate.

     Prior to the occurrence of an Event of Default, if the Available Funds are less than the amount required to make in full the payments and allocations set forth in Sections 7.05(a)(i)-(xv), amounts held in the Reserve Fund shall be withdrawn pursuant to the Monthly Report in order for any of such payments or allocations to be made and such amounts will be considered as Available Funds for such purpose only. In addition, to the extent Available Funds are insufficient to provide for the repayment in full of the Class A-1 Notes on the Class A-1 Maturity Date (or, following the repayment in full of the Class A-1 Notes, to the extent such Available Funds are insufficient to provide for the repayment in full of the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes on their respective Maturity Dates, in such order of priority), then amounts held in the Reserve Fund shall be withdrawn and applied to repay principal of such Notes in such order of priority on such respective Maturity Dates until the Reserve Fund is exhausted.

     (b) Allocations and Payments After an Event of Default. On each Determination Date after the occurrence and during the continuance of an Event of Default, the Servicer, pursuant to monthly payment instructions and notification, shall instruct the Indenture Trustee to withdraw, and on the succeeding Distribution Date the Indenture Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to this Section and, with respect to the amounts described in clauses (iv) through (xii) below, deposited to the Note Distribution Account (pursuant to Sections 3.01 and 8.02(b) of the Indenture) in order to make the following payments or allocations from the Available Funds for the related Distribution Date (in each case, such payment or transfer to be made only to the extent funds remain available therefor after all prior payments and transfers for such Distribution Date have been made), in the following order of priority:

     (i) pay to the Servicer, the amount of any unreimbursed Servicer Advances;

     (ii) pay to the Servicer, the monthly Servicing Fee for the preceding monthly period together with any amounts in respect of the Servicing Fee that were due in respect of prior monthly periods that remain unpaid;

     (iii) pay to the Back-Up Servicer, the Collateral Custodian, the Owner Trustee and the Indenture Trustee an amount equal to the Administrative Fee then due, together with any accrued and unpaid Administrative Fees;

     (iv) pay to the Indenture Trustee on behalf of the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders, and Class A-4 Noteholders an amount equal to interest accrued in respect of the related Class A-l Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes at the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate and Class A-4 Interest Rate, respectively, for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so allocated, such remaining Available Funds shall be allocated to each Holder of a Class A Note pro rata based upon the outstanding Principal Amount thereof;

     (v) pay to the Indenture Trustee on behalf of the Class B Noteholders an amount equal to the interest accrued thereon at the Class B Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided, that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be paid to each Class B Noteholder pro rata based on the outstanding Principal Amount thereof;

     (vi) pay to the Indenture Trustee on behalf of the Class C Noteholders, an amount equal to the interest accrued thereon at the Class C Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided, that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be paid to each Class C Noteholder pro rata based on the outstanding Principal Amount thereof;

     (vii) pay to the Indenture Trustee on behalf of the Class D Noteholders, an amount equal to the interest accrued thereon at the Class D Interest Rate for the Accrual Period immediately preceding such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made; provided, that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be paid to each Class D Noteholder pro rata based on the outstanding Principal Amount thereof;

     (viii) pay to the Indenture Trustee, on behalf of the Class A-1 Noteholders, the Principal Amount of the Class A-1 Notes; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class A-l Note pro rata based on the outstanding principal amount thereof;

     (ix) pay to the Indenture Trustee, on behalf of the Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders, the Principal Amounts of the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes; provided that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class A-2 Note, Class A-3 Note and Class A-4 Note pro rata based on the outstanding principal amount of each such Class of Notes;

     (x) pay to the Indenture Trustee, on behalf of the Class B Noteholders, the Principal Amount of the Class B Notes; provided (i) that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class B Note pro rata based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class B Note principal in full, then such excess shall be applied in repayment of principal on the Class C Notes;

     (xi) pay to the Indenture Trustee, on behalf of the Class C Noteholders, the Principal Amount of the Class C Notes; provided (i) that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class C Note pro rata based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class C Note principal in full, then such excess shall be paid to the Holder of the Certificate;

     (xii) pay to the Indenture Trustee, on behalf of the Class D Noteholders, the Principal Amount of the Class D Notes; provided (i) that if the Available Funds remaining to be allocated pursuant to this clause are less than the full amount required to be so paid, such remaining Available Funds shall be allocated to each Class D Note pro rata based on the outstanding principal amount thereof, and (ii) if the amount to be allocated pursuant to this clause exceeds the amount needed to repay outstanding Class D Note principal in full, then such excess shall be paid to the Holder of the Certificate;

     (xiii) pay to the Indenture Trustee and the Back-Up Servicer the amount of any unpaid fees and expenses to which the Indenture Trustee is entitled under
Section 6.07 of the Indenture or Section 5.19 hereof or the Back-Up Servicer is entitled under Section 5.19 or Section 8.03 hereof; and

     (xiv) pay all other remaining Available Funds to the Holder of the Certificate.

     Following the occurrence and during the continuance of an Event of Default, if the Available Funds are less than the amount required to make in full the payments and allocations set forth in Sections 7.05(b)(i)-(xii), amounts held in the Reserve Fund shall be withdrawn in order for any of such payments or allocations to be made (in the same order of priority) and such amounts will be considered as Available Funds for such purpose only. In addition, to the extent Available Amounts are insufficient to provide for the repayment in full of the Class A-1 Notes on the Class A-1 Maturity Date (or, following the repayment in full of the Class A-1 Notes, to the extent such Available Amounts are insufficient to provide for the repayment in full of the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes on their respective Maturity Dates, in such order of priority), then amounts held in the Reserve Fund shall be withdrawn pursuant to the Monthly Report and applied to repay principal of such Notes in such order of priority on such respective Maturity Dates until the Reserve Fund is exhausted.

     Section 7.06 Pre-Funding Account. On or before the Closing Date, the Seller shall deposit an amount equal to the Original Pre-Funded Amount into the Pre-Funding Account. The Pre-Funding Account shall be maintained in the name of the Indenture Trustee for the benefit of the Noteholders.

     Funds on deposit in the Pre-Funding Account shall be invested in Qualified Eligible Investments pursuant to Section 7.03, including the limitation that such Qualified Eligible Investments mature not later than the Business Day prior to the next succeeding Distribution Date (except for Eligible Investments described in paragraph (vi) of that definition (so long as the funds invested therein are available for withdrawal by such Business Day)). All Pre-Funding Earnings shall be deposited by the Indenture Trustee into the Capitalized Interest Account on or prior to each Distribution Date during the Pre-Funding Period.

     The Pre-Funding Account and any amounts on deposit therein shall be part of the Trust Assets and shall be for the benefit of the Noteholders.

     Section 7.07 Capitalized Interest Account. On or before the Closing Date, the Seller shall deposit an amount equal to the Original Capitalized Interest Amount into the Capitalized Interest Account. The Capitalized Interest Account shall be maintained in the name of the Indenture Trustee for the benefit of the Noteholders. Funds on deposit in the Capitalized Interest Account shall be invested in Qualified Eligible Investments pursuant to Section 7.03, including the limitation that such Qualified Eligible Investments mature not later than the Business Day prior to the next succeeding Distribution Date (except for Eligible Investments described in paragraph (vi) of that definition (so long as the funds invested therein are available for withdrawal by such Business Day)). During the Pre-Funding Period, the Capitalized Interest Account and any amounts on deposit therein shall be part of the Trust Assets and shall be for the benefit of the Noteholders.

     On each Distribution Date during the Pre-Funding Period, the Indenture Trustee shall deposit into the Collection Account an amount equal to the Capitalized Interest Requirement for such Distribution Date. If after making such deposit in the Collection Account the amount remaining in the Capitalized Interest Account exceeds the Capitalized Interest Required Reserve Amount, the Indenture Trustee shall distribute such excess to the Seller. On the first Distribution Date after the end of the Pre-Funding Period, any funds on deposit in the Capitalized Interest Account shall be remitted promptly to the Seller (after giving effect to any transfers made from the Capitalized Interest Account on such Distribution Date).

                                  ARTICLE VIII

                       SERVICER DEFAULT; SERVICER TRANSFER

     Section 8.01 Servicer Default. "Servicer Default" means the occurrence of any of the following:

     (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Owner Trustee or the Indenture Trustee pursuant to this Agreement on or before the date occurring three Business Days after the date such payment, transfer, deposit, or such instruction or notice or report is required to be made or given, as the case may be, under the terms of this Agreement; or

     (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has a material adverse effect on the Noteholders or Certificateholder, which continues unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Noteholders or Certificateholder or the Indenture Trustee on behalf of such Noteholders of Notes aggregating not less than 25% of the Principal Amount of any Class adversely affected thereby and (ii) the date on which the Servicer becomes aware thereof and such failure continues to materially adversely affect such Noteholders or Certificateholder for such period; or

     (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to the this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Noteholders or Certificateholder and which continues to be incorrect in any material respect for a period of 30 days after the first to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer and the Owner Trustee by the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Noteholders or Certificateholder or by the Indenture Trustee on behalf of Noteholders of Notes aggregating not less than 25% of the Principal Amount of any Class adversely affected thereby and (ii) the date on which the Servicer becomes aware thereof, and such incorrectness continues to materially adversely affect such Holders for such period; or

     (d) an Insolvency Event shall occur with respect to the Servicer.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (a) above for a period of five Business Days or referred to under clause (b) or (c) for a period of 60 days (in addition to any period provided in (a), (b) or (c)) shall not constitute a Servicer Default until the expiration of such additional five Business Days or 60 days, respectively, if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other similar occurrences. Upon the occurrence of any such event the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Owner Trustee, the Indenture Trustee, the Back-Up Servicer and the Trust Depositor prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee and the Back-Up Servicer in writing of any Servicer Default.

     Section 8.02 Servicer Transfer.

     (a) If a Servicer Default has occurred and is continuing, (x) the Required Holders, or (y) the Indenture Trustee may, by written notice (a "Termination Notice") delivered to the parties hereto, terminate all (but not less than all) of the Servicer's management, administrative, servicing and collection functions.

     (b) Upon delivery of the notice required by Section 8.02(a) (or, if later, on a date designated therein), and on the date that a successor Servicer shall have been appointed pursuant to Section 8.03 (such appointment being herein called a "Servicer Transfer"), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise, shall pass to and be vested in such successor which, in the case of a Servicer Transfer from the Servicer, shall be the Back-Up Servicer or a successor servicer (the Back-Up Servicer or any other successor servicer, the "Successor Servicer") pursuant to and under this Section 8.02. Without limiting the generality of the foregoing, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. The Servicer shall transfer to the Successor Servicer all records held by the Servicer relating to the Contracts in such electronic form as the Successor Servicer may reasonably request. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses, subject to the limitation described in Section 8.03, of the Successor Servicer. Upon a Servicer Transfer, the Successor Servicer shall also be entitled to receive compensation as described in Section
8.03 for performing the obligations of the Servicer.

     Section 8.03 Appointment of Successor Servicer; Reconveyance; Successor Servicer to Act. Upon delivery of the notice required by Section 8.02(a) (or, if later, on a date designated therein), the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or, if no such date is specified, until a date mutually agreed by the Servicer and the Indenture Trustee. The Indenture Trustee may at the time described in the immediately preceding sentence in its sole discretion, appoint the Back-Up Servicer as the Servicer hereunder, and the Back-Up Servicer shall on such date assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Back-Up Servicer; provided, however, that the Successor Servicer shall not (i) assume any obligation to reacquire Contracts by reason of misrepresentations or breaches of warranties, (ii) be required to make any Servicer Advance or (iii) be liable for acts, omissions or breaches or representations or warranties by the Servicer occurring prior to transfer of the servicing functions. Notwithstanding such termination, the Servicer shall be entitled to payment of all amounts payable to it prior to such termination for services rendered prior to such termination. In the event that the Indenture Trustee does not so appoint the Back-Up Servicer, there is no Back-Up Servicer or the Back-Up Servicer is unwilling or unable to assume such obligations on such date, the Trust Depositor shall as promptly as possible appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and Owner Trustee. If within 60 days of delivery of a Termination Notice the Indenture Trustee is unable to obtain any bids from eligible servicers and the Servicer shall have yet to cure the Servicer Default, then the Indenture Trustee shall offer the Trust Depositor, and the Trust Depositor shall offer the Seller, the right to accept retransfer of all the Trust Assets, and such parties may accept retransfer of such Trust Assets in consideration of the Trust Depositor's delivery to the Collection Account on or prior to the next upcoming Distribution Date of a sum equal to the Aggregate Principal Amount of all Notes then outstanding, together with accrued and unpaid interest thereon through such date of deposit (provided, that the Indenture Trustee, if so directed by the Required Holders, need not accept and effect such reconveyance in the absence of evidence (which may include valuations of an investment bank or similar entity) reasonably acceptable to such Trustee or Required Holders that such retransfer would not constitute a fraudulent conveyance of the Trust Depositor or the Seller).

     In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the then Servicer has ceased to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. Notwithstanding the foregoing, if the Indenture Trustee is legally unable or prohibited from so acting, it shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of at least $50,000,000 and whose regular business includes the servicing of contracts similar to the Contracts as the Successor Servicer hereunder. Notwithstanding anything herein or in the Indenture to the contrary, in no event shall the Indenture Trustee or the Back-Up Servicer be liable for any Servicing Fee or for any differential in the amount of Servicing Fee paid hereunder and the amount necessary to induce any Successor Servicer to act as Successor Servicer under this Agreement and the transactions set forth or provided therein. The Back-Up Servicer also may appoint, or petition a court of competent jurisdiction for the appointment of a successor Servicer in accordance with the procedures set forth in the immediately preceding sentence. On or after a Servicer Transfer, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Servicer Transfer; provided, however, that (i) the Successor Servicer will not assume any obligations of the Servicer described in Section 8.03 and (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Servicer Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. As compensation therefor, the Successor Servicer shall be entitled to receive reasonable compensation equal to the monthly Servicing Fee and the Supplemental Servicing Fee, each payable as and to the extent described in the last paragraph of this
Section 8.03. The Owner Trustee, Securityholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Servicer Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Contracts hereunder. In addition, it is understood and agreed that if an Event of Default has occurred and a Servicer Transfer is being effected by action of the Indenture Trustee hereunder, any documented expenses reasonably incurred by the Indenture Trustee in connection with effecting such Servicer Transfer shall be deemed expenses reimbursable from by the initial Servicer, and if not reimbursed by the initial Servicer, paid from Available Funds after an Event of Default pursuant to Section 7.05(b)(xiii) hereof.

     Upon the Back-Up Servicer receiving notice that it is required to serve as the Servicer hereunder pursuant to the foregoing provisions of this Section 8.03, the Back-Up Servicer will promptly begin the transition to its role as Servicer. The Indenture Trustee and the Back-Up Servicer shall each be entitled to receive reimbursement for all transition costs that the Indenture Trustee or the Back-Up Servicer, as the case may be, incurs in connection with such transition, up to an aggregate limit (for both the Indenture Trustee and the Back-Up Servicer) of $150,000 (or, to the extent the Indenture Trustee and the Back-Up Servicer are no longer the same person, $75,000 each). The outgoing Servicer agrees to make such reimbursement of all such transition costs and to cooperate with the Back-Up Servicer in effecting the termination of the responsibilities and rights of such Servicer under this Agreement, including, without limitation, the transfer to the Back-Up Servicer for the administration by it of any cash amounts that shall at the time be held by such Servicer for deposit or which may thereafter be received with respect to any Contracts purchased hereunder, the delivery to the Back-Up Servicer in an orderly and timely fashion of all files and records with respect to the Contracts and a computer tape in form readable and compatible with the Back-Up Servicer's computer system containing all information necessary to enable the Back-Up Servicer to service the Contracts, and the provision to the Back-Up Servicer of such access to such Servicer's personnel, records and other information as the Back-Up Servicer shall reasonably request in order to enable it to perform its obligations as Servicer hereunder.

     Following the Back-Up Servicer's appointment as Servicer hereunder, the Back-Up Servicer shall no longer be entitled to receive a portion of the Administrative Fee, but shall instead be entitled to receive, pursuant to
Section 7.01(b)(ii), a servicing fee equal to the Servicing Fee paid to the initial Servicer. In addition, the Back-Up Servicer as Successor Servicer shall be entitled to receive, from the initial Servicer, and if not paid by the initial Servicer, pursuant to Section 7.05(b)(xiii), a supplemental monthly servicing fee (the "Supplemental Servicing Fee") in respect of any Collection Period (or portion thereof) prior to the termination of the Trust equal to the product of (A) 1/12, (B) 0.25% and (C) the ADCB of the Contract Pool (not including amounts in the Pre-Funding Account during the Pre-Funding Period) as of the second preceding Calculation Date.

     Section 8.04 Notification to Securityholders.

     (a) Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustees, the Trust Depositor, the Back-Up Servicer and each Rating Agency at the addresses described in Section
13.04 hereof and to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

     (b) Within 10 days following any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall give written notice thereof to each Rating Agency, the Back-Up Servicer and the Trust Depositor at the addresses described in Section 13.04 hereof, and to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

     Section 8.05 Effect of Transfer.

     (a) After a Servicer Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contracts and the Successor Servicer appointed pursuant to
Section 8.03 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

     (b) A Servicer Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Contracts.

     Section 8.06 Database File. The Servicer will provide the Successor Servicer with a magnetic tape containing the database file for each Contract (i) as of the Cutoff Date, (ii) the Subsequent Cutoff Date, (iii) thereafter, no later than the fourth Business Day prior to the Distribution Date prior to a Servicer Default and (iv) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

     Section 8.07 Successor Servicer Indemnification. The original Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any willful or grossly negligent act taken or omission by the Servicer or (ii) a breach of any representations of the Servicer in Section 3.07 hereof. The indemnification provided by this Section 8.07 shall survive the termination of this Agreement.

     Section 8.08 Responsibilities of the Successor Servicer. The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

     The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Contract payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable Contract information.

     The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Trust Depositor or the Trustees or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Contract with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Contract.

     If the Indenture Trustee or any other Successor Servicer assumes the role of Successor Servicer hereunder such Successor Servicer shall be entitled to the benefits of (and subject to the provisions of) Section 5.05 concerning delegation of duties to subservicers.

     Section 8.09 Rating Agency Condition For Servicer Transfer. Notwithstanding the foregoing provisions relating to a Servicer Transfer, no Servicer Transfer shall be effective hereunder unless prior written notice thereof shall have been given to the Rating Agencies, and the Rating Agency Condition shall have been satisfied with respect thereto.

                                   ARTICLE IX

                                     REPORTS

     Section 9.01 Monthly Reports. With respect to each Distribution Date and the related Collection Period, no later than the third Business Day prior to such Distribution Date, the Servicer will provide to each Trustee, the Placement Agent and each Rating Agency, a monthly statement (a "Monthly Report") substantially in the form of Exhibit I hereto.

     Section 9.02 Officer's Certificate. Each Monthly Report delivered pursuant to Section 9.01 shall be accompanied by a certificate of a Servicing Officer certifying the accuracy of the Monthly Report and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.


     Section 9.03 Other Data. In addition, the Servicer shall, upon the request of any Trustees, or any Rating Agency, furnish such Trustee or Rating Agency, as the case may be, such underlying data used to generate a Monthly Report as may be reasonably requested.

     Section 9.04 Annual Report of Accountants.

     (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer or its Affiliates, to deliver to the Trustees and each Rating Agency, on or before January 31 (or 120 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on January 31, 2000 (i) with respect to the twelve months ended the immediately preceding December 31 (or other applicable date), a report addressed to the Board of Directors of the Servicer and to the Trustees, to the effect that such firm (A) has reviewed certain documents and records relating to the servicing of the Contracts in the Contract Pool, and (B) based on such review, such firm is of the opinion that the Monthly Reports for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report, and (ii) a report with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) to the effect that such accountants have applied certain agreed-upon procedures to certain documents and records relating to the servicing of Contracts under this Agreement, compared the information contained in the Servicer's certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement. A copy of such report (the "Accountant's Report") may be obtained by any Securityholder by a request in writing to the Indenture Trustee, in the case of a Noteholder, or to the Owner Trustee, in the case of a Certificateholder, addressed to its respective Corporate Trust Office. In the event such firm of Independent Accountants requires the Indenture Trustee to agree to the procedures performed by such firm of Independent Accountants, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

     (b) The Accountant's Report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     Section 9.05 Annual Statement of Compliance from Servicer. The Servicer will deliver to the Trustees, the Back-Up Servicer and each of the Rating Agencies, on or before January 31 of each year commencing January 31, 2000, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed or caused to be performed in all material respects all its obligations under this Agreement and no Servicer Default has occurred or is continuing, or, if there has been a Servicer Default, specifying each such default known to such officer and the nature and status thereof and the steps being taken or necessary to be taken to remedy such event. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Indenture Trustee, with respect to any Noteholder, or the Owner Trustee, with respect to the Certificateholder.

     Section 9.06 Annual Summary Statement. On or prior to January 31 of each year, commencing January 31, 2000, the Servicer shall prepare and provide to each Trustee, the Back-Up Servicer and each Rating Agency, a cumulative summary of the information required to be included in the Monthly Reports for the Collection Periods ending during the immediately preceding calendar year.

                                    ARTICLE X

                                   TERMINATION

     Section 10.01 Sale of Trust Assets.

     (a) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to allocate and apply (after the application on such Distribution Date of Available Funds and funds on deposit in the Reserve Fund pursuant to Section 7.04) the Insolvency Proceeds as if (and in the same order of priority as) the Insolvency Proceeds were Available Funds being allocated and distributed on such date pursuant to Section 7.04(b).

     (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

     (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.

                                   ARTICLE XI

               REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

     Section 11.01 Repurchases of, or Substitution For, Contracts for Breach of Representations and Warranties. Upon a discovery by the Servicer, the Trust Depositor or the Trustees of a breach of a representation or warranty of the Seller as set forth in Section 3.02, Section 3.03, Section 3.04, and Sections
3.05 or as made or deemed made in any Subsequent Notice or any Subsequent Purchase Agreement relating to Subsequent Contracts that materially adversely affects the Trust's interest in such Contract (without regard to the benefits of the Reserve Fund) (an "Ineligible Contract"), or of an inaccuracy with respect to the representations as to concentrations of the Initial Contracts made under
Section 3.05, the party discovering the breach shall give prompt written notice to the other parties (and the Servicer shall, with respect to an inaccuracy concerning concentrations, select one or more Contracts, without employing adverse selection, as the related Excess Contract for purposes of this Section), provided, that the Trustees shall have no duty or obligation to inquire or to investigate the breach by the Seller of any of such representations or warranties. The Trust Depositor shall repurchase from the Trust, and the Seller shall contemporaneously repurchase from the Trust Depositor, each such Ineligible Contract or Excess Contract, at a repurchase price equal to the Transfer Deposit Amount, not later than sixty (60) days following the date the Seller becomes aware of, or receives written notice from any Trustee, the Servicer or the Trust Depositor of, any such breach or inaccuracy and which breach or inaccuracy has not otherwise been cured; provided, however, that if the Seller is able to effect a substitution for any such Ineligible Contract or Excess Contract in compliance with Section 2.04, the Seller may, in lieu of repurchasing such Contract, effect a substitution for such affected Contract with a Substitute Contract not later than the date a repurchase of such affected Contract would be required hereunder, and provided further that with respect to a breach of representation or warranty relating to the Contracts in the aggregate and not to any particular Contract the Seller may select Contracts (without adverse selection) to repurchase (or substitute for) such that had such Contracts not been included as part of the Trust Assets (and, in the case of a substitution, had such Substitute Contract been included as part of the Trust Assets instead of the selected Contract) there would have been no breach of such representation or warranty. Notwithstanding any other provision of this Agreement, the obligation of the Seller described in this Section 11.01 shall not terminate or be deemed released by any party hereto upon a Servicer Transfer pursuant to Article VIII. The repurchase obligation described in this Section
11.01 is in no way to be satisfied with monies in the Reserve Fund.

     Section 11.02 Reassignment of Repurchased or Substituted Contracts. Upon receipt by the Indenture Trustee for deposit in the Collection Account of the amounts described in Section 11.01 or Section 11.03 (or upon the Subsequent Transfer Date related to a Substitute Contract described in Section 11.01), and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit G, the Indenture Trustee shall assign to the Trust Depositor and the Trust Depositor shall assign to the Seller all of the Trust's (or Trust Depositor's, as applicable) right, title and interest in the repurchase or substitute Contract and related Trust Assets without recourse, representation or warranty. Such reassigned Contract shall no longer thereafter be included in any calculations of Discounted Contract Balances required to be made hereunder or otherwise be deemed a part of the Trust.

     Section 11.03 Servicer's Repurchase Option. On written notice to the Owner Trustee and the Indenture Trustee at least 20 days prior to a Distribution Date, and provided that the ADCB of all Contracts in the Contract Pool is then less than 15% of the sum of the ADCB of such Contracts as of the Initial Cutoff Date plus the ADCB of all Subsequent Contracts as of the related Subsequent Cutoff Date, the Servicer may (but is not required to) purchase from the Trust Depositor (and the Trust Depositor shall concurrently from the Trust) on that Distribution Date all outstanding Contracts at a price equal to the aggregate outstanding Principal Amount of the Securities (other than the Certificates) as of the current Distribution Date thereon, the amount of unreimbursed Servicer Advances (if any) as well as accrued and unpaid monthly Servicing Fees to the date of such repurchase. Such price is to be deposited in the Collection Account not later than one Business Day before such Distribution Date, against the Owner Trustee's and Indenture Trustee's and Trust Depositor's release of the Contracts and the Contract Files to the Servicer.

     Section 11.04 Conveyance of Additional Contracts. During the Pre-Funding Period, the Seller shall sell to the Trust Depositor, and the Trust Depositor shall purchase from the Seller, Additional Contracts (to the extent Additional Contracts are available) having an aggregate principal balance equal to the Original Pre-Funded Amount. On each related Subsequent Transfer Date during the Pre-Funding Period, the Seller shall, subject to Section 2.04(a), sell, transfer and assign to the Trust Depositor without recourse the Seller's entire interest in the Additional Contracts designated by the Seller in the related Addition Notice. Upon the conveyance of Additional Contracts to the Trust Depositor, the Trust Depositor shall, subject to Section 2.04(b), convey such Contracts to the Trust. Following the conveyance of the Additional Contracts to the Trust on the related Subsequent Transfer Date, (i) the ADCB of the Contracts in the Contract Pool shall increase in an amount equal to the ADCB of the Additional Contracts and (ii) an amount equal to 97.75% of the ADCB of the Additional Contracts shall be withdrawn from the Pre-Funding Account by the Indenture Trustee and paid to the Trust Depositor, and the Trust Depositor shall concurrently convey such amount to the Seller.

     Section 11.05 Seller's Covenant to Deliver Additional Contracts. The Seller covenants to transfer to the Trust Depositor (and the Trust Depositor covenants to concurrently transfer to the Trust), pursuant to Section 11.04 above, Additional Contracts with an ADCB equal to the Original Pre-Funded Amount. In the event that the Seller shall fail to deliver and sell to the Trust Depositor any or all of such Additional Contracts, any funds remaining in the Pre-Funding Account shall be distributed in accordance with Section 11.06 to the Noteholders as principal on the Distribution Date immediately following the end of the Pre-Funding Period; provided, however, that the foregoing shall be the sole remedy of the Trustees or the Noteholders with respect to such failure of the Seller to comply with such covenant contained in the first sentence of this


     Section 11.05. Section 11.06 Mandatory Redemption. In accordance with the definition of "Class A Principal Payment Amount" and the payment thereof pursuant to Section 8.02 of the Indenture, the Notes then entitled to receive distributions of principal will be redeemed in part on the Distribution Date on or immediately following the last day of the Pre-Funding Period in the event that any amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Additional Contracts, including any such purchase on such date. The aggregate Principal Amount of such Notes to be redeemed will be an amount equal the amount then on deposit in the Pre-Funding Account.

                                  ARTICLE XII

                               SELLER INDEMNITIES

     Section 12.01 Seller's Indemnification. The Seller will defend and indemnify Trust Depositor, the Trust, the Trustees, the Placement Agent, the Back-Up Servicer, the Collateral Custodian, any agents of the Trustees and the Certificateholder and Noteholders (any of which, an "Indemnified Party") against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation (collectively, "Costs") arising out of or resulting from (i) this Agreement or the use, ownership or operation of any Financed Item by the Seller or the Servicer or any Affiliate of either, (ii) any representation or warranty or covenant made by the Seller in this Agreement being untrue or incorrect (subject to the limitations described in the preamble to Article III of this Agreement) and (iii) any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum or in any amendment thereto or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in conformity with information furnished to Trust Depositor by the Seller specifically for use therein; provided, however, that the Seller shall not be required to so indemnify any such Indemnified Party for such Costs to the extent that such Cost shall be due to or arise from the willful misfeasance, bad faith or gross negligence of such Indemnified Party, or the failure of such Indemnified Party to comply with any express undertaking, agreement or covenant made by such Indemnified Party in a Transaction Document to which it is a party. Notwithstanding any other provision of this Agreement, the obligation of the Seller under this Section 12.01 shall not terminate upon a Servicer Transfer pursuant to Article VIII of this Agreement and shall survive any termination of that agreement or this Agreement.

     Section 12.02 Liabilities to Obligors. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholder under or as a result of this Agreement and the transactions contemplated hereby.

     Section 12.03 Tax Indemnification.

     (a) The Seller agrees to pay, and to indemnify, defend and hold harmless the Trust Depositor, the Trust, the Trustees, the Noteholders or the Certificateholder from, any taxes which may at any time be asserted with respect to and as of the date of, the transfer of the Contracts to Trust Depositor and the transfer by the Trust Depositor of the Contracts to the Trust and the further pledge by the Trust to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Notes and Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Seller or the Servicer under this Agreement or imposed against the Trust, the Back-Up Servicer, the Collateral Custodian, a Noteholder, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Seller under this Section 12.03 shall not terminate upon a Servicer Transfer Pursuant to Article VIII of this Agreement and shall survive any termination of this Agreement.

     (b) The Seller agrees to pay and to indemnify, defend and hold harmless the Trust, the Back-Up Servicer, the Collateral Custodian and the Trustees, on an after-tax basis (as hereinafter defined), from any state or local personal property taxes, gross rent taxes, leasehold taxes or similar taxes which may at any time be asserted with respect to the ownership of the Contracts (including security interests therein) and the receipt of rentals therefrom by the Trust, and costs, expenses and reasonable counsel fees in defending against the same, excluding, however, taxes based upon or measured by gross or net income or receipts (other than taxes imposed specifically with respect to rentals). As used in this Section, the term "after-tax basis" shall mean, with respect to any Payment to be received by an indemnified person, that the amount to be paid by the Seller shall be equal to the sum of (i) the amount to be received without regard to this sentence, plus (ii) any additional amount that may be required so that after reduction by all taxes imposed under any federal, state and local law, and taking into account any current credits or deductions arising therefrom, resulting either from the receipt of the payments described in both clauses (i) and (ii) hereof, such sum shall be equal to the amount described in clause (i) above.

     Section 12.04 Adjustments. The Seller agrees that, with respect to each Contract (i) which provides for a Prepayment Amount less than the amount calculated in accordance with the definition thereof and (ii) as to which the related Source has not agreed to indemnify the Trust Depositor or any assignee of the Trust Depositor in an amount at least equal to the excess of the "Prepayment Amount" as calculated in accordance with the definition thereof over the amount otherwise payable upon prepayment of such Contract, the Seller shall indemnify the Trust Depositor or the Trust as assignee thereof, in an amount equal to the amount specified in the foregoing clause (ii).

     The Seller hereby further agree that if any real property collateral securing any Contract described in Section 3.02(e) hereof becomes the subject of any claims, proceedings, liens or encumbrances with respect to any violation or claimed violation of any federal or state environmental laws or regulations, such Contract shall for all purposes hereunder be, at and following the time of discovery by the Seller, the Trust Depositor, the Servicer or any Trustee of such fact, deemed an Ineligible Contract subject to the same remedial and recourse provisions hereunder as other Contracts determined to be Ineligible Contracts hereunder.

     Section 12.05 Operation of Indemnities. Indemnification under this Article XII shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller has made any indemnity payments to the Trust Depositor or the Trustees pursuant to this Article XII and Trust Depositor or the Trustees thereafter collects any of such amounts from others, the Trust Depositor or the Trustees will repay such amounts collected to the Seller, except that any payments received by the Trust Depositor or the Trustees from an insurance provider as a result of the events under which the Seller's indemnity payments arose shall be repaid prior to any repayment of the Seller's indemnity payment.

     Section 12.06 Additional Covenants of the Seller.

     (a) Affirmative Covenants The Seller hereby covenants and agrees with the Trust Depositor, the Noteholders, the Certificateholder and the Trustees that it shall:

     (i) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Contract Assets and related Contracts;

     (ii) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the nature of its business requires it to be so qualified;

     (iii) Audits. At any time and from time to time upon reasonable prior written notice to the Seller and during regular business hours, permit the Trust Depositor, or their agents or representatives, (i) to examine and make copies of and abstracts from all records, (ii) to visit the offices and properties of the Seller for the purpose of examining such records, and (iii) to discuss matters relating to the Contract Assets or the Seller's performance hereunder with any of the officers or employees of the Seller having knowledge of such matters. The activities referred to in this paragraph will be (i) conducted in a manner which does not unreasonably interfere with the Seller's normal operations or customer or employee relations, (ii) conducted during normal business hours and (iii) subject to the Seller's normal sensitivity and confidentiality procedures;

     (iv) Keeping of Records and Books of Accounts. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Contract Assets in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Contract Assets (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Contract Asset). The original counterpart of each Contract subject to a purchase hereunder shall be delivered to the Collateral Custodian and all other records relating thereto shall be held by the Servicer; such original counterpart and all such records shall in any event be marked with a legend indicating the interests of the Trust Depositor and its successors and assigns;

     (v) Location of Records. Keep its chief place of business and chief executive office, and the offices where it keeps its records at 1255 Wrights Lane, West Chester, Pennsylvania 19380 or, in any such case, upon 30 days' prior written notice to the Trust Depositor and the Indenture Trustee at such other locations within the United States as permitted in this Agreement;

     (vi) Collections. Instruct all Obligors of Contract Assets to cause all Collections to be deposited directly to the Lockbox Account and if the Seller shall receive any Collections, the Seller shall remit such Collections to the Collection Account within one Business Day following the Seller's receipt thereof;

     (vii) Compliance with ERISA. Establish, maintain and operate all Multiemployer Plans to comply in all material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder;


     (viii) Separate Identity. Acknowledge that the Seller and the Trust Depositor are entering into the transactions contemplated by this Agreement and the Transfer and Sale Agreement in reliance upon the Trust Depositor's identity as a separate legal entity from the Seller;

     (ix) Transaction Documents. Comply in all material respects with the terms of and employ the procedures outlined in the Sale and Servicing Agreement and all of the other Transaction Documents to which it is a party;

     (x) Non-Consolidation. Take all action necessary to ensure that the Trust Depositor would not be substantially consolidated with the Seller, such that the separate corporate existence of the Seller and the Trust Depositor would be ignored in the event of a bankruptcy of the Seller; or

     (xi) Reporting Requirements. Unless the Trust Depositor shall otherwise consent in writing, furnish to the Trust Depositor, as soon as reasonably practicable, from time to time, such information, documents, records or reports respecting the Contract Assets or the conditions or operations, financial or otherwise, of the Seller or any of their Affiliates as the Trust Depositor may from time to time reasonably request in order to protect the interests of the Trust Depositor under or as contemplated by this Agreement or the Transfer and Sale Agreement, and shall provide to the Trust Depositor promptly upon its demand therefor, all such information, documents, records or reports which are originally prepared by or on behalf of the Seller or any of their Affiliates as the Trust Depositor may be required to deliver to the Seller pursuant to the terms of this Agreement.

     (xii) Sale Treatment. The Seller shall treat the transfer of Contract Assets made hereunder for all purposes as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents. Without limiting the generality of the foregoing, such purposes include all financial accounting purposes; provided, however, that if GAAP principals require such assets be shown on the Seller's books, the Seller shall cause to be footnoted or otherwise indicated on its books that such assets are shown on the books of the Seller solely because of principles of consolidation under GAAP, that the Seller does not own such assets, and that such assets are owned by the Trust. Notwithstanding the preceding sentence, solely for state and federal income tax purposes the transfer of Contract Assets by the Seller hereunder may not be treated as a sale and purchase for state and federal income tax purposes so long as the Trust Depositor is disregarded as a separate entity pursuant to Treasury Regulations Sections 301.7701-3(b)(i)(ii).

     (b) Negative Covenants From the date hereof, the Seller shall not, without the written consent of the Trust Depositor:

     (i) Change in Name. Make any change to its corporate names or use any tradenames, fictitious names, assumed names or "doing business as" names other than as set forth in Section 3.02(k), unless prior to the effective date of any such name change or use, the Seller delivers to the Trust Depositor such financing statements (Form UCC-1 and UCC-3) executed by the Seller which the Trust Depositor may reasonably request to reflect such name change or use, together with such other documents and instruments that the Trust Depositor may request in connection therewith in order to maintain a first priority interest of the Trust Depositor in the Contract Assets;

     (ii) ERISA Matters. (a) Engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and
Section 412(a) of the code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to any Multiemployer Plan that the Seller or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any material liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a material liability of the Seller or any ERISA Affiliate under ERISA or the Code; or

     (iii) Transaction Documents. Except as otherwise permitted, (a) terminate, amend or otherwise modify any Transaction Document to which it is a party or grant any waiver or consent thereunder, or (b), terminate, amend or otherwise modify this Agreement, or grant any waiver or consent hereunder.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     Section 13.01 Amendment.

     (a) This Agreement may be amended by the Seller, the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Trust, collectively, without the consent of any Securityholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, provided, however, that any such action shall not adversely affect in any material respect the interests of any Securityholder; provided, further, that no such amendment, waiver or modification affecting the rights or obligations of the Back-Up Servicer or the Collateral Custodian shall be effective as against the Back-Up Servicer and/or the Collateral Custodian, as the case may be, without the written agreement of such Person.

     (b) This Agreement may also be amended from time to time by the Seller, the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Trust, with the consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of (A) Collections of payments on the Contracts or distributions that shall be required to be made on any Note or Certificate (including by way of amendment of related definitions) or (B) the manner in which the Reserve Fund is applied, or (ii) change in any manner (including through amendment of related definitions), the Holders which are required to consent to any such amendment, or (iii) make any Note or Certificate payable in money other than Dollars, without the consent of the Holders of all Notes and Certificates of the relevant affected Class then outstanding; provided, further, that no such amendment, waiver or modification affecting the rights or obligations of the Back-Up Servicer or the Collateral Custodian shall be effective as against the Back-Up Servicer and/or the Collateral Custodian, as the case may be, without the written agreement of such Person.

     (c) This Agreement may also be amended from time to time by the Seller, the Servicer, the Trust Depositor, the Indenture Trustee and the Owner Trustee on behalf of the Trust for any purpose, upon receipt from or on behalf of the party requesting such amendment of an Opinion of Counsel that such amendment will not have a material adverse affect upon the interests of any Securityholder.

     (d) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

     (e) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholder pursuant to Section 13.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholder of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

     (f) The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (g) Notwithstanding anything to the contrary in this Section 13.01, the Trust Depositor or the Servicer, acting on behalf of the Trust Depositor, may request each Rating Agency to approve a formula for determining the Reserve Fund Amount that is different from the formula or result determined from the current definition thereof contained herein so as to result in a decrease in the amount of the Reserve Fund Amount or the manner by which such Reserve Fund is funded. If each Rating Agency delivers to the Indenture Trustee and Owner Trustee a written notice or letter satisfying the Rating Agency Condition in connection with such change, then the Reserve Fund Amount will be theretofore determined in accordance with such changed formula or manner of funding, and an amendment to this Agreement effecting such change may be executed without the consent of any Securityholders.

     Section 13.02 Protection of Title to Trust.

     (a) The Servicer shall execute and file (or cause to the executed and filed) such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Trust, the Securityholders, the Indenture Trustee and the Owner Trustee in the Contracts and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Seller, the Trust Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 4.02(a) seriously misleading within the meaning of ss.9-402(7) of the UCC, unless it shall have given the Trust, the Owner Trustee, the Collateral Custodian and the Indenture Trustee at least 60 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) The Seller, the Trust Depositor and the Servicer shall give the Trust, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of the principal executive office of the Seller, or the Trust Depositor or the Servicer if, as a result of such relocation, the applicable provisions of the UCC would require filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and the Servicer shall promptly file or cause to be filed any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

     (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of each Contract.

     (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Contracts, the Servicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Trust and the Indenture Trustee in such Contract and that such Contract is owned by the Trust and has been pledged to the Indenture Trustee. Indication of the Trust's ownership of and the Indenture Trustee's interest in a Contract shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or substituted for.

     (f) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee and reciting the details of each filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

     Section 13.03 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee shall be governed by the laws of the State of Delaware.

     Section 13.04 Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

      (i)     If to the Seller or the Servicer:

              Fidelity Leasing, Inc.
              1255 Wrights Lane
              West Chester, Pennsylvania  19380
              Attention:  John Dale, CFO
              Fax No.: (610) 719-4515
              Telephone No.: (610) 719-4500

      (ii)    If to the Trust Depositor:

              Fidelity Equipment Lease Depositor I, LLC
              1255 Wrights Lane
              West Chester, Pennsylvania  19380
              Attention:
              Fax No.: (610) 719-4515
              Telephone No.: (610) 719-4500

      (iii)   If to the Indenture Trustee:

              Harris Trust and Savings Bank
              311 West Monroe Street, 12th Floor
              Chicago, Illinois 60606
              Attention:  Indenture Trust Administration
              Fax No.: (312) 461-3525
              Telephone No.: (312) 461-2532

      (iv)   If to the Owner Trustee:

              First Union Trust Company, National Association
              One Rodney Square
              920 King Street
              1st Floor
              Wilmington, Delaware  19801-7475
              Attention:
              Fax No.: (302) 888-7532
              Telephone No.: (302) 888-7544

      (v)     If to the Collateral Custodian:

              Harris Trust and Savings Bank
              111 West Monroe Street, Lower Level West
              Chicago, Illinois 60606
              Attention:  Janet LeGrand-Rice
              Fax No.: (312) 461-1522
              Telephone No.: (312) 461-7567

      (vi)    If to the Back-Up Servicer:

              Harris Trust and Savings Bank
              311 West Monroe Street, 12th Floor
              Chicago, Illinois 60606
              Attention:  Indenture Trust Administration
              Fax No.: (312) 461-3525
              Telephone No.: (312) 461-2532

      (vii)   If to DCR:

              Duff & Phelps Credit Rating, Co.
              55 East Monroe Street
              Chicago, IL  60603
              Attention:  ABS Monitoring Department
              Fax No.:  (312) 263-2069
              Telephone No.: (312) 368-3100

      (viii)  If to S&P:

              Standard & Poor's Ratings Services,
              a division of the McGraw -Hill Companies, Inc.
              26 Broadway, 15th Floor
              New York, NY  10004-1064
              Attention:  ABS Monitoring Department
              Fax No.: (212) 208-0027
              Telephone No.:

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     Section 13.05 Severability of Provisions. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

     Section 13.06 Third Party Beneficiaries. Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement; provided, however, that the Owner Trustee shall be an express intended third party beneficiary of this Agreement.

     Section 13.07 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

     Section 13.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 13.09 No Bankruptcy Petition; Disclaimer.

     (a) Each of the Seller, the Indenture Trustee, the Servicer, the Owner Trustee and each Holder (by acceptance of the applicable Securities) covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not make any claim for amounts owed hereunder in excess of funds available in the Trust therefor, and that it will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This
Section 13.09 will survive the termination of this Agreement.

     (b) The Trust acknowledges and agrees that the Certificates represent a beneficial interest in the Trust and Trust Assets only and the Securities do not represent an interest in any assets (other than the Trust Assets) of the Trust Depositor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Assets and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent that the Trust Depositor enters into other securitization transactions as contemplated in
Section 6.07, the Trust acknowledges and agrees that it shall have no right, title or interest in or to any assets (or interests therein) other than the Trust Assets conveyed or purported to be conveyed (whether by way of a sale, capital contribution or by the granting of a Lien) by the Trust Depositor to any Person other than the Trust (the "Other Assets").

                  To the extent that notwithstanding the agreements contained in this Section, the Trust or any Securityholder, either (i) asserts an interest in or claim to, or benefit from any Other Assets, whether asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, or
(ii) is deemed to have any interest, claim or benefit in or from any Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of Insolvency Laws or otherwise (including without limitation pursuant to Section 1111(b) of the federal Bankruptcy Code, as amended) and whether deemed asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, then the Trust and each Securityholder by accepting a Note or Certificate further acknowledges and agrees that any such interest, claim or benefit in or from the Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Trust Depositor which, under the terms of the documents relating to the securitization of the Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution under applicable law, including Insolvency Laws, and whether asserted against the Trust Depositor or any other Person owned by the Trust Depositor) including, without limitation, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Securityholder is deemed to have acknowledged and agreed that no adequate remedy at law exists for a breach of this Section 13.09 and that the terms and provisions of this Section
13.09 may be enforced by an action for specific performance.

     (c) The provisions of this Section 13.09 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     Section 13.10 Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the federal courts of the borough of Manhattan in New York City, New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

     Section 13.11 Tax Characterization. Notwithstanding the provisions of
Section 2.01 and Section 2.04 hereof, the Trust Depositor and Owner Trustee agree that pursuant to Treasury Regulations Section 301.7701-3(b)(l)(ii), the Trust is to be disregarded as a separate entity from the Trust Depositor for federal and State of Pennsylvania income tax purposes.

     Section 13.12 Prohibited Transactions with Respect to the Trust. Fidelity shall not:

     (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively:

     (b) Purchase any Notes or Certificates in an agency or trustee capacity: or

     (c) Except in its capacity as Servicer as provided in this Agreement, lend any money to the Trust.

Section 13.13 Merger or Consolidation of the Seller.

     (a) The Seller will keep in full force and effect its existence, rights and franchise as a Pennsylvania corporation, and the Seller will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Contracts and to perform its duties under this Agreement.

     (b) Any person into which the Seller may be merged or consolidated, or any corporation resulting from such merger or consolidation to which the Seller is a party, or any person succeeding to the business of the Seller shall be the successor to the Seller hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

     (c) Upon the merger or consolidation of the Seller as described in this
Section 13.13, the Seller shall provide the Rating Agencies notice of such merger or consolidation within thirty (30) days after completion of the same.

     Section 13.14 Assignment or Delegation by the Seller. Except as specifically authorized hereunder, the Seller may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Trust Depositor and the Trustees, and any attempt to do so without such consent shall be void.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                 FIDELITY EQUIPMENT LEASE TRUST 1999-1

                 By: First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee


                          By:      ____________________________________________
                                   Name:
                                   Title:


                 FIDELITY EQUIPMENT LEASE DEPOSITOR I, LLC, as Trust Depositor

                 By:     _____________________________________________
                         Name:
                         Title:

                 FIDELITY LEASING, INC., as Seller and as Servicer

                 By:     _____________________________________________
                         Name:
                         Title:


                 HARRIS TRUST AND SAVINGS BANK, not in
                 its individual capacity but solely as Indenture Trustee

                 By:     _____________________________________________
                         Name:
                         Title:


                 HARRIS TRUST AND SAVINGS BANK, in its capacity as Back-Up Servicer and as Collateral Custodian

                 By:     _____________________________________________
                         Name:
                         Title:

                                    EXHIBIT A

                              [FORM OF ASSIGNMENT]


     In accordance with the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of June 2, 1999 made by and among the undersigned, as Trust Depositor (the "Trust Depositor"), Fidelity Leasing, Inc., as Seller and Servicer, Harris Trust and Savings Bank (the "Indenture Trustee") as Indenture Trustee, Harris Trust and Savings Bank, as Back-Up Servicer and as Collateral Custodian, and Fidelity Equipment Lease Trust 1999-1 (the "Trust"), as assignee thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust (i) all the right, title and interest of the Trust Depositor in and to the Initial Contracts listed on the initial List of Contracts delivered on the Closing Date (including, without limitation, all rights to receive Collections with respect thereto on or after the Initial Cutoff Date, but excluding any rights to receive payments which were collected pursuant thereto prior to the Initial Cutoff Date), and (ii) all other Contract Assets relating to the foregoing.

     Capitalized terms used herein have the meaning given such terms in the Sale and Servicing Agreement.

     This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in Article III of the Sale and Servicing Agreement and no others.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ___ day of _______________, 1999.




                                 FIDELITY EQUIPMENT LEASE
                                 DEPOSITOR I, LLC


                                 By:      ___________________________________
                                          Name:
                                          Title:

                                    EXHIBIT B

              [FORM OF CLOSING CERTIFICATE OF THE TRUST DEPOSITOR]

                              OFFICER'S CERTIFICATE

     The undersigned certifies that he/she is [________________] of Fidelity Equipment Lease Depositor I, LLC, a Delaware limited liability company (the "Trust Depositor"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Trust Depositor in connection with the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of June 2, 1999 (the "Effective Date") by and among the Trust Depositor, Harris Trust and Savings Bank, as Indenture Trustee, Harris Trust and Savings Bank, as Back-Up Servicer and as Collateral Custodian, Fidelity Leasing, Inc., as Seller and as Servicer, and Fidelity Equipment Lease Trust 1999-1 ("Trust") (all capitalized terms used herein without definition having the respective meanings set forth in the Sale and Servicing Agreement), and further certifies as follows:

     (1) Attached hereto as Exhibit I is a true and correct copy of the Certificate of Formation of the Trust Depositor, together with all amendments thereto as in effect on the date hereof.

     (2) There has been no other amendment or other document filed affecting the Certificate of Formation of the Trust Depositor since [____________], 19___, and no such amendment has been authorized by any member of the Trust Depositor.

     (3) Attached hereto as Exhibit II is a Certificate of the Secretary of State of the State of Delaware dated May __, 1999 stating that the Trust Depositor is duly formed under the laws of the State of Delaware and is in good standing.

     (4) Attached hereto as Exhibit III is a true and correct copy of the Limited Liability Company Agreement of the Trust Depositor, as amended, which was in full force and effect on May __, 1999, and at all times subsequent thereto.

     (5) Attached hereto as Exhibit IV is a true and correct copy of the unanimous written consent of the members of the Trust Depositor relating to the execution, delivery and performance of (among other things) the Transaction Documents. Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the members.

     (6) No event with respect to the Trust Depositor has occurred and is continuing which would constitute an Event of Default or an event that, with notice or the passage of time or both, would become an Event of Default as defined in the Sale and Servicing Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Trust Depositor, whether or not arising in the ordinary course of business since the respective dates as of which information is given in the Private Placement Memorandum and except as set forth therein.

     (7) All federal, state and local taxes of the Trust Depositor due and owing as of the date hereof have been paid.

     (8) All representations and warranties of the Trust Depositor contained in the Transaction Documents or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

     (9) There is no action, investigation or proceeding pending or, to our knowledge, threatened against the Trust Depositor before any court, administrative agency or other tribunal (a) asserting the invalidity of the Transaction Documents; (b) seeking to prevent the consummation of any of the transactions contemplated by the Transaction Documents; or (c) which is likely materially and adversely to affect the Trust Depositor's performance of its obligations under, or the validity or enforceability of, the Transaction Documents.

     (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by the Trust Depositor for the Trust Depositor's consummation of the transactions contemplated by the Transaction Documents, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Securities.

     (11) The Trust Depositor is not a party to any agreements or instruments evidencing or governing indebtedness for money borrowed or by which the Trust Depositor or its property is bound (other than the Transaction Documents). Neither the Seller's transfer and assignment of the Contract Assets to the Trust Depositor, the Trust Depositor's concurrent transfer and assignment of the Trust Assets to the Trust, nor the concurrent transfer and assignment of the Collateral by the Trust to the Indenture Trustee nor the issuance and sale of the Notes and the Certificate, nor the execution and delivery of the Transaction Documents, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which the Trust Depositor is a party or by which it is otherwise bound.

     (12) In connection with the transfer of Contracts and related collateral contemplated in the Sale and Servicing Agreement, (a) the Trust Depositor has not made such transfer with actual intent to hinder, delay or defraud any creditor of the Trust Depositor, and (b) the Trust Depositor has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date thereof insolvent (nor will become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured. B-2

     (13) Each of the agreements and conditions of the Trust Depositor to be performed on or before the Closing Date pursuant to the Transaction Documents have been performed in all material respects.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, I have affixed my signature hereto this ___ day of June __, 1999.


                               By:      ___________________________________
                                        Name:
                                        Title:

                                    EXHIBIT C

          [FORM OF CLOSING CERTIFICATE OF THE SELLER AND THE SERVICER]

                              OFFICER'S CERTIFICATE

     The undersigned certifies that he/she is [________]_ of Fidelity Leasing, Inc., ("Fidelity"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of Fidelity, as Servicer, in connection with the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of June 2, 1999 (the "Effective Date") by and among Fidelity, as Seller and Servicer, Fidelity Equipment Lease Depositor I, LLC, as Trust Depositor, Harris Trust and Savings Bank, as Indenture Trustee, Harris Trust and Savings Bank, as Back-up Servicer and as Collateral Custodian, and Fidelity Equipment Lease Trust 1999-1 ("Trust"), (all capitalized terms used herein without definition having the respective meanings set forth in the Sale and Servicing Agreement), and further certifies as follows (it being understood that these certifications are being relied upon by, among others, Morgan, Lewis & Bockius LLP in connection with its delivery of a legal opinion (the "Opinion") required in connection with the subject transactions addressing, among other things, enforceability and UCC perfection issues, and by the Placement Agent in connection with its undertakings in connection with the subject transactions):

     (1) Attached hereto as Exhibit I is a true and correct copy of the Certificate of Incorporation of Fidelity, together with all amendments thereto as in effect on the date hereof.

     (2) There has been no other amendment or other document filed affecting the Certificate of Incorporation of Fidelity since __________, 19__, and no such amendment has been authorized by the Board of Directors or shareholders of Fidelity.

     (3) Attached hereto as Exhibit II is a Certificate of the Secretary of State of the State of Pennsylvania dated __________, 1999 stating that Fidelity is duly incorporated under the laws of the State of Pennsylvania and is in good standing.

     (4) Attached hereto as Exhibit III is a true and correct copy of the Bylaws of Fidelity which were in full force and effect on [__________], 19__ and at all times subsequent thereto.

     (5) Attached hereto as Exhibit IV is a true and correct copy of resolutions adopted pursuant to a unanimous written consent of the Board of Directors of Fidelity and relating to the authorization, execution, delivery and performance of (among other things) the Transaction Documents. Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

     (6) Fidelity has been duly incorporated and is validly existing under the laws of the State of its incorporation and has corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under the Transaction Documents. All other subsidiaries of Fidelity that have engaged in any business activity have been duly incorporated are validly existing under the laws of the State of their incorporation and have the corporate and other power and authority to own their properties and conduct their businesses, as now conducted by them

                                      C-1-1

     (7) No event with respect to Fidelity has occurred and is continuing which would constitute an Event of Default or Servicer Default or an event that, with notice or the passage of time, would constitute an Event of Default or Servicer Default as defined in the Sale and Servicing Agreement. No event has occurred, which has affected the good standing of Fidelity, under the laws of the State of Pennsylvania, or any other state in which Fidelity should be qualified to do business in order to engage in the transactions contemplated hereunder and under the other Transaction Documents. There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of Fidelity from the date of its formation or its subsidiaries, taken as a whole, from [_____________];

     (8) The information contained in the Private Placement Memorandum and the Indenture relating to Fidelity and the Trust Assets is true and accurate in all material respects and nothing has come to my attention that would lead me to believe that the Private Placement Memorandum and the Indenture includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

     (9) To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of Fidelity, whether or not arising in the ordinary course of business, since the respective dates as of which information is given in the Private Placement Memorandum and except as set forth therein.

     (10) All federal, state and local taxes of Fidelity due and owing as of the date hereof have been paid.

     (11) All representations and warranties of Fidelity contained in the Transaction Documents or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof, and Fidelity has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

     (12) There are no actions, investigations or proceedings pending or, to my knowledge, threatened against Fidelity before any court, administrative agency or other tribunal (a) asserting the invalidity of any Transaction Document to which Fidelity is a party; or (b) which, determined individually or in the aggregate, are likely materially and adversely to affect Fidelity's performance of its obligations under, or the validity or enforceability of, the Transaction Documents; and no merger, liquidation, dissolution or bankruptcy of Fidelity is pending or contemplated.

                                      C-1-2

     (13) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by Fidelity for Fidelity's consummation of the transactions contemplated by the Transaction Documents, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Notes or Certificates.

     (14) Neither Fidelity's transfer and assignment of the Contract Assets to the Trust Depositor, the Trust Depositor's concurrent transfer and assignment of the Trust Assets to the Trust, nor the concurrent transfer and assignment by the Trust of the Collateral to the Indenture Trustee, nor the issuance and sale of the Notes or the Certificate or the entering into of the Transaction Documents, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which Fidelity is a party or by which it is otherwise bound.

     (15) In connection with the transfers of Contracts and related assets contemplated in the Agreement, (a) Fidelity has not made such transfer with actual intent to hinder, delay or defraud any creditor of Fidelity, and (b) Fidelity has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date hereof insolvent (nor will Fidelity become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

     (16) Each of the agreements and conditions of Fidelity to be performed or satisfied on or before the Closing Date under the Transaction Documents has been performed or satisfied in all material respects.

     (17) Fidelity has not executed for filing any UCC financing statements listing the Contract Assets as collateral other than financing statements relating to the transactions contemplated in the Agreement.

     (18) Each person who, as an officer or representative of Fidelity signed or signs the Transaction Documents or any other document delivered pursuant hereto, on the date of such execution, or on the Closing Date, as the case may be, in connection with the transactions described herein was, at the respective time of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                                      C-1-3

     (19) [With respect to the financing statements described in the Opinion which are identified as Specific Agreement Filings naming Fidelity as debtor, Fidelity has conducted a review of its internal records and determined that the individual financing agreements described as collateral in such Specific Agreement Filings are not, and do not relate to, Contracts being conveyed by Fidelity and constituting part of the Initial Contract Pool, and Fidelity further represents that such agreements are never to be conveyed as a Subsequent Contract.]


                            [SIGNATURE PAGE FOLLOWS]



                                      C-1-4

     IN WITNESS WHEREOF, I have affixed my signature hereto this ___ day of June, 1999.


                                        By:      ___________________________
                                                 Name:
                                                 Title:



                                      C-1-5

                                    EXHIBIT D

        FORM OF OPINION OF COUNSEL FOR THE TRUST DEPOSITOR AND THE SELLER
                       REGARDING GENERAL CORPORATE MATTERS
                         (INCLUDING PERFECTION OPINION)

                                    EXHIBIT E

        FORM OF OPINION OF COUNSEL FOR THE TRUST DEPOSITOR AND THE SELLER
             REGARDING THE NON-CONSOLIDATION AND "TRUE SALE" NATURE
                               OF THE TRANSACTION

                                    EXHIBIT F

                           LOCATION OF CONTRACT FILES

                             111 West Monroe Street
                                Lower Level West
                             Chicago, Illinois 60603

                                    EXHIBIT G

              [FORM OF CERTIFICATE REGARDING REPURCHASED CONTRACTS]

                             FIDELITY LEASING, INC.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

     The undersigned certifies that he/she is a __________ of Fidelity Leasing, Inc., a Pennsylvania corporation (the "Seller"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Seller pursuant to Section 11.02 of the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of June 2, 1999 by and among Fidelity Leasing, Inc., as Seller and Servicer, Fidelity Equipment Lease Depositor I, LLC, as Trust Depositor, Harris Trust and Savings Bank, as Indenture Trustee, Harris Trust and Savings Bank, as Back-up Servicer and as Collateral Custodian, and Fidelity Equipment Lease Trust 1999-1 (the "Trust") (all capitalized terms used herein without definition having the respective meanings specified in the Sale and Servicing Agreement), and further certifies that:

     1. The Contracts on the attached schedule are to be repurchased by the Seller on the date hereof, or substituted for by the Seller, pursuant to and in accordance with Section 11.01 of the Sale and Servicing Agreement.

     2. Upon deposit of the Transfer Deposit Amount for such Contracts (or the effective conveyance of one or more Substitute Contracts therefor), such Contracts may, pursuant to Section 11.02 of the Sale and Servicing Agreement, be assigned by the Owner Trustee to the Seller.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of __________, ____.


                                   By:      ___________________________________
                                            Name:
                                            Title:

                                    EXHIBIT H

                               [LIST OF CONTRACTS]

                                    EXHIBIT I

          [FORM OF MONTHLY REPORT TO NOTEHOLDERS AND CERTIFICATEHOLDER]

                                    EXHIBIT J

                        LOCKBOX BANK AND LOCKBOX ACCOUNT



              Lockbox Bank:         Wells Fargo Bank

              Lockbox Account:      #4038146148

              ABA #:                12100248

                                    EXHIBIT K

                     [FORM OF SUBSEQUENT TRANSFER AGREEMENT]

     SUBSEQUENT TRANSFER AGREEMENT (the "Agreement"), dated as of [_________], by and between Fidelity Equipment Lease Depositor I, LLC, a Delaware limited liability company, as Trust Depositor (the "Trust Depositor"), and Fidelity Equipment Lease Trust 1999-1 (the "Trust").

                              W I T N E S S E T H :

     WHEREAS, the Trust and the Trust Depositor are parties to the Sale and Servicing Agreement, dated as of June 2, 1999 (the "Sale and Servicing Agreement");

     WHEREAS, pursuant to the Sale and Servicing Agreement, the Trust Depositor wishes to sell the Subsequent Contracts to the Trust, and the Trust wishes to purchase the same, for the consideration described in the Sale and Servicing Agreement; and

     WHEREAS, the Trust Depositor has timely delivered a Subsequent Notice related to such conveyance as required in Section 2.04(c) of the Sale and Servicing Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

     "Subsequent Cutoff Date" shall mean, with respect to the Subsequent Contracts transferred hereby, [_______].

     "Subsequent Contracts" shall mean, for purposes of this Agreement, the Subsequent Contracts listed in the Subsequent List of Contracts attached hereto as Exhibit A.

     "Subsequent Transfer Date" shall mean, with respect to the Subsequent Contracts transferred hereby, [_______].

     Section 2. Subsequent List of Contracts. The Subsequent List of Contracts attached hereto as Exhibit A is an amendment to the initial List of Contracts attached as Exhibit H to the Sale and Servicing Agreement, as contemplated in the definition of List of Contracts set forth therein. The Subsequent List of Contracts separately identifies the Subsequent Contracts to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and, in the case of Substitute Contracts, also further separately identifies the related Contract or Contracts with respect to which Substitution Event has occurred and which Contracts are being deleted from the List of Contracts by virtue of the delivery of the Subsequent List of Contracts.

     Section 3. Transfer of Subsequent Contracts. Subject to and upon the terms and conditions set forth in Section 2.04(c) of the Sale and Servicing Agreement and this Agreement, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust:

     (i) the Subsequent Contracts identified in the related Subsequent Notice, and all monies due or to become due in payment of such Subsequent Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Defaulted Contract Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Subsequent Cutoff Date and any Excluded Amounts;

     (ii) the Financed Items related to such Contracts, including all proceeds from any sale or other disposition of such Financed Items (but subject to the exclusion and release herein of Excluded Amounts);

     (iii) the Contract Files;

     (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements and under any guarantee or similar credit enhancement with respect to such Contracts;

     (v) all Insurance Proceeds with respect to each such Contract;

     (vi) all rights (but not the obligations) of the Trust Depositor under the Sale and Servicing Agreement related to such Contracts (to the extent not already conveyed under Section 2.04(a) of the Sale and Servicing Agreement), as well as all rights, but not the obligations, of the Trust Depositor under the Subsequent Purchase Agreement related to such Contracts;

     (vii) all income from and proceeds of the foregoing; and

     (viii) the security interest of the Trust Depositor or its affiliates in the Equipment or other property securing such Contracts and the proceeds thereof.

It is the intention of the Trust Depositor and Owner Trustee that the transfer contemplated by this Agreement shall constitute an absolute assignment and sale of the Subsequent Contracts from the Trust Depositor to the Trust, conveying good title thereto free and clear of any Liens.

     Section 4. Representations and Warranties of the Trust Depositor. (a) The Trust Depositor hereby represents and warrants to the Trust that the representations and warranties of the Trust Depositor set forth in Section 3.06 of the Sale and Servicing Agreement are true and correct as of the Subsequent Transfer Date.

     (b) The Trust Depositor hereby repeats and remakes with respect to the Subsequent Contracts as of the Subsequent Transfer Date the representations and warranties set forth in Section 3.06 of the Sale and Servicing Agreement and deemed to be made with respect to the Subsequent Contracts thereunder.

     (c) The Trust Depositor hereby represents and warrants that (a) the ADCB of the Subsequent Contracts listed on the Subsequent List of Contracts and conveyed to the Trust Depositor pursuant to this Agreement is $_________ as of the Subsequent Cutoff Date, and (b) the conditions set forth in Section 2.04(c) of the Sale and Servicing Agreement have been satisfied as of the Subsequent Transfer Date.

     Section 5. Ratification of Agreement. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

     Section 6. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     Section 7. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 8. Authorization of Trustee. By its execution hereof, the Trust Depositor hereby authorizes and directs the Owner Trustee to execute and deliver this Agreement on behalf of the Trust.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                   FIDELITY EQUIPMENT LEASE
                   DEPOSITOR I, LLC


                   By:      ___________________________________
                            Name:
                            Title:


                   FIDELITY EQUIPMENT LEASE TRUST 1999-1


                   By: FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee


                            By:      __________________________
                                     Name:
                                     Title:

                                    EXHIBIT L

                      FORM OF SUBSEQUENT PURCHASE AGREEMENT

     SUBSEQUENT PURCHASE AGREEMENT (the "Agreement" dated as of [_______], [_______], by and between Fidelity Equipment Lease Depositor I, LLC, a Delaware limited liability company (the "Trust Depositor"), and Fidelity Leasing, Inc., a Pennsylvania corporation (the "Seller"), pursuant to the Sale and Servicing Agreement referred to below.

                              W I T N E S S E T H:

     WHEREAS, the Trust Depositor and the Seller are parties to the Sale and Servicing Agreement dated as of June 2, 1999 (the "Sale and Servicing Agreement");

     WHEREAS, pursuant to the Sale and Servicing Agreement, the Seller wishes to sell the Subsequent Contracts to the Trust Depositor, and the Trust Depositor wishes to purchase the same, for the purchase price set forth in Section 3 below; and

     WHEREAS, the Seller has timely delivered a Subsequent Notice related to such conveyance as required in the Sale and Servicing Agreement.

     NOW, THEREFORE, the Seller and the Trust Depositor hereby agree as follows:

     Section 1.________Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

     "Subsequent Contracts" shall mean, for purposes of this Agreement, the Subsequent Contracts listed in the Subsequent List of Contracts attached hereto as Exhibit A.

     "Subsequent Cutoff Date" shall mean, with respect to the Subsequent Contracts transferred hereby [_____].

     "Subsequent Transfer Date" shall mean, with respect to the Subsequent Contracts transferred hereby [_____].

     Section 2.________Subsequent List of Contracts. The Subsequent List of Contracts attached hereto as Exhibit A is an amendment to the initial List of Contracts attached as Exhibit H to the Sale and Servicing Agreement, as contemplated in the definition of List of Contracts set forth therein. The Subsequent List of Contracts separately identifies (by attached schedule, or marking or other effective identifying designation) the Subsequent Contracts to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and, in the case of Substitute Contracts, also further separately identifies (by attached schedule, or marking or other effective identifying designation) the related Contract or Contracts with respect to which a Substitution Event has occurred and which Contracts are being deleted from the List of Contracts by virtue of the delivery of the Subsequent List of Contracts.

     Section 3.________Transfer of Subsequent Contracts. Subject to and upon the terms and conditions set forth in Section 2.04 of the Sale and Servicing Agreement and this Agreement, the Seller hereby sells, transfers, assigns, set overs and otherwise conveys to Trust Depositor, in consideration of Trust Depositor's release and redelivery to the Seller the related Contract Assets with respect to which a Substitution Event has occurred,

     (i) the Subsequent Contracts identified in the related Subsequent Notice, and all monies due or to become due in payment of such Subsequent Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Defaulted Contract Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Subsequent Cutoff Date and any Excluded Amounts;

     (ii) the Financed Items related to such Contracts, including all proceeds from any sale or other disposition of such Financed Items (but subject to the exclusion and release herein of Excluded Amounts);

     (iii) the Contract Files;

     (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements and under any guarantee or similar credit enhancement with respect to such Contracts;

     (v) all Insurance Proceeds with respect to each such Contract;

     (vi) all income from and proceeds of the foregoing; and

     (vii) the security interest of the Seller or its affiliates in the Equipment or other property securing such Contracts and the proceeds thereof.

It is the intention of the Seller and the Trust Depositor that the transfer contemplated by this Agreement shall constitute a sale of the Subsequent Contracts from the Seller to the Trust Depositor, conveying good title thereto free and clear of any Liens, and that the Subsequent Contracts shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law.

     Section 4. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Trust Depositor that the representations and warranties of Seller in Sections 3.02, 3.04 and, to the extent provided in the third paragraph of Article III, 3.05, of the Sale and Servicing Agreement are true and correct as of the Subsequent Transfer Date.

     (b) The Seller hereby repeats and remakes with respect to the Subsequent Contracts as of the Subsequent Transfer Date, the representations and warranties set forth in the Sale and Servicing Agreement and deemed to be made with respect to such Subsequent Contracts thereunder.

     (c) The Seller hereby represents and warrants that (i) the ADCB of the Subsequent Contracts listed on the Subsequent List of Contracts and conveyed to the Trust Depositor pursuant to this Agreement is $________ as of the Subsequent Cutoff Date, and (ii) the conditions set forth in Section 2.04(c) of the Sale and Servicing Agreement have been satisfied as of the Subsequent Transfer Date.

     Section 5. Ratification of Agreement. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

     Section 6. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     Section 7. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                              FIDELITY EQUIPMENT LEASE DEPOSITOR I, LLC


                              By:      ___________________________________
                                       Name:
                                       Title:



                              FIDELITY LEASING, INC.


                              By:      ___________________________________
                                       Name:
                                       Title: